UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-02864

                               Pioneer Bond Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2017 through December 31, 2017


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Bond Fund

--------------------------------------------------------------------------------
                        Semiannual Report | December 31, 2017
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PIOBX
                        Class C     PCYBX
                        Class K     PBFKX
                        Class R     PBFRX
                        Class Y     PICYX

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               17

Schedule of Investments                                                       19

Financial Statements                                                          99

Notes to Financial Statements                                                108

Additional Information                                                       123

Trustees, Officers and Service Providers                                     125

                              Pioneer Bond Fund | Semiannual Report | 12/31/17 1

President's Letter

Robust, synchronized global economic growth and rising corporate profits drove strong performance in both the credit and equity markets for most of 2017. U.S. stocks, as measured by the Standard & Poor's 500 Index, returned 21.82% for the full calendar year. Fixed-income markets, while not generating the same dazzling returns as equities, held their own, led by high-yield securities, which produced a return of 7.48% in the U.S., as measured by the ICE Bank of America Merrill Lynch U.S. High Yield Index. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.54% for calendar year 2017.

Continued strong employment numbers and higher consumer confidence, together with solid global economic growth and a depreciating U.S. dollar contributed to better-than-expected U.S. gross domestic product (GDP) growth of more than 3% in both the second and third quarters of 2017, and growth in the fourth quarter was also expected to be solid. Outside the U.S., economic growth also surprised to the upside across the Euro zone, China, and Japan. Meanwhile, despite higher oil and commodities prices, inflation continued to be moderate, both in the U.S. and globally, enabling major non-U.S. central banks to maintain their easy monetary policies. As expected, however, the U.S. Federal Reserve System (the Fed) began tapering its balance sheet in October. The Fed also appears primed to raise interest rates a few more times in 2018, as it continues to withdraw monetary stimulus.

As we transition into 2018, we believe the U.S. economy will experience modest growth in the short term, depending on the mix of economic policies enacted as the country moves away from monetary stimulus (driven by the Fed) and toward fiscal stimulus (including tax reform) as well as lighter regulatory burdens. Meanwhile, corporate earnings remain solid and we think they will improve even further, despite the possibility of some pressure from wage increases. In addition, it is our view that the economy will continue to grow and that we may begin to see a modest upturn in inflation. In that scenario, we anticipate that the Fed will continue to raise interest rates.

While economic and market conditions appear solid, there are always risks to consider that could dampen the outlook. Geopolitical concerns, such as increased tensions with North Korea, and continued political gridlock in Washington are just some of the risks that could lead to increased market volatility.

2 Pioneer Bond Fund | Semiannual Report | 12/31/17

It is for those reasons that we at Amundi Pioneer continue to believe that investors can benefit from the experience and tenure of our investment teams who make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
December 31, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                              Pioneer Bond Fund | Semiannual Report | 12/31/17 3

Portfolio Management Discussion | 12/31/17

In the following interview, Kenneth J. Taubes and Charles Melchreit discuss the factors that affected the performance of Pioneer Bond Fund during the six-month period ended December 31, 2017. Mr. Taubes, Executive Vice President, Chief Investment Officer, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is responsible for the daily management of the Fund, along with Mr. Melchreit, Senior Managing Director, Deputy Head of Fixed Income, U.S., and a portfolio manager at Amundi Pioneer*.

Q How did the Fund perform during the six-month period ended December 31, 2017?

A Pioneer Bond Fund's Class A shares returned 1.70% at net asset value during the six-month period ended December 31, 2017, while the Fund's benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Bloomberg Barclays Index), returned 1.24%. During the same period, the average return of the 49 mutual funds in Lipper's Corporate Debt, A-rated Underlying Funds Category was 2.02%, and the average return of the 1,012 mutual funds in Morningstar's Intermediate-Term Bond Funds Category was 1.17%.

Q How would you describe the investment environment during the six-month period ended December 31, 2017?

A Over the six-month period, investor sentiment was buoyed by continued improvement in the domestic economy. U.S. economic growth remained solid, as gross domestic product (GDP) registered at 3.2% for the third quarter of 2017, and expectations were that the GDP readout for the fourth quarter would be similar. Economic growth overseas was likewise strong, with Europe, in particular, surprising to the upside. Against this backdrop of globally synchronized growth, U.S. corporate profits continued to soar, aided as well by a weakening of the U.S. dollar (USD). U.S. employment conditions were positive, with monthly payroll increases consistently in the 200,000 range, despite an unemployment rate of just 4.1% over each of the final three months of the year, a low for the cycle. With companies experiencing a shortage of skilled labor and voluntary worker departures on the rise, hopes increased that evidence of meaningful wage growth would be forthcoming. Those developments were reflected in consumer confidence, which hovered at historically strong levels during the final quarter of 2017.


* Note to shareholders: Effective February 1, 2018, Brad Komenda, Deputy Director of Investment-Grade Corporates, a senior vice president, and a portfolio manager at Amundi Pioneer, became a portfolio manager of the Fund.


4 Pioneer Bond Fund | Semiannual Report | 12/31/17

     On the policy front, the Federal Reserve (the Fed) began reducing its balance sheet in October by limiting its reinvestment of maturing principal into the agency debt and mortgage-backed security (MBS) markets. The plan had been well communicated in advance, however, and caused little stir in the markets. Similarly, the Fed's December 2017 hike of its benchmark overnight lending rate - its third rate increase over the full 2017 calendar year - was well absorbed by the markets. As the year drew to a close, Congress passed a tax bill that lowered the statutory corporate tax rate from 35% to 21%, permitted a one-time repatriation - at a favorable tax rate - of corporate cash held overseas, and expanded the ability of companies to expense capital investment. The provisions were viewed by investors as likely to further boost economic growth, corporate profits, and credit-market fundamentals.

     Over the six-month period, the Treasury yield curve - which illustrates the differences in yield between securities with different maturities - flattened between the two-year and 30-year portions, as yields on shorter maturities rose in response to the Fed's tightening of monetary policy, and yields declined, albeit modestly, on securities with maturities beyond 20 years. As a result, longer-maturity debt generally outperformed during the six-month period. In general, credit-sensitive sectors, which are more responsive to changes in the economic picture rather than changes in interest rates, outperformed higher-quality securities. For example, during the six-month period, U.S. high-yield corporate bonds returned 2.45%, while the Fund's benchmark, the Bloomberg Barclays Index, a market-value-weighted measure of Treasury and agency issues, corporate bond issues, and MBS, returned 1.24%.

Q What were the principal factors that affected the Fund's performance relative to the benchmark Bloomberg Barclays U.S. Aggregate Bond Index during the six-month period ended December 31, 2017?

A The Fund's somewhat "barbelled" positioning along the yield curve was a leading positive contributor to benchmark-relative performance during the six-month period. In particular, the Fund had a significant position in floating-rate securities, which benefited from both increased coupons and investor interest as the Fed resumed hiking short-term rates. The portfolio's very short-maturity position was balanced by an overweight to the 30-year maturity range on the curve, where bond prices benefited from a decrease in rates over the period. By contrast, the Fund was underweight to securities with maturities of two-to-five years, where prices were most negatively impacted by speculation about Fed rate increases.

                              Pioneer Bond Fund | Semiannual Report | 12/31/17 5

     The Fund's short-duration stance compared with the Bloomberg Barclays Index was essentially a neutral factor in benchmark-relative performance over the six-month period. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) As of December 31, 2017, the Fund's average effective duration was 5.39 years, versus 5.98 years for its benchmark.

     Both sector allocation and security selection results aided the Fund's benchmark-relative returns during the period. Notably, the portfolio's underweighting of U.S. Treasuries proved beneficial, as virtually every asset class in the spread sectors, including corporate bonds, asset-backed securities (ABS), and non-agency MBS outperformed Treasuries. (Securities in the spread sectors trade at a yield advantage - or "spread" - relative to Treasuries with comparable maturities.) As of December 31, 2017, the Fund's allocation to nominal (as opposed to inflation-protected) Treasuries stood at just over 1%, compared with the 37% Treasury weighting in the Bloomberg Barclays Index. The Fund's overweighting of agency issues within the residential MBS group also aided benchmark-relative results, as the segment outperformed Treasuries in spite of the Fed's beginning to taper its reinvestment of maturing principal late in the period. Overweight portfolio exposures to other securitized sectors, including non-agency
     MBS, commercial MBS (CMBS), and ABS were additional positive contributors to the Fund's benchmark-relative returns, as the strengthening in consumer fundamentals supported valuations. Meanwhile, the portfolio's overweight to investment-grade corporate credit, particularly to lower-rated holdings in the "BBB" quality range, was a significant contributor to the Fund's benchmark-relative performance during the period. In addition, non-benchmark portfolio exposures to below-investment-grade, high-yield corporates aided the Fund's relative returns as spreads within the high-yield segment of the market were supported by strong credit fundamentals.

     Finally, security selection results within the portfolio's allocations to both investment-grade and high-yield corporates contributed positively to the Fund's relative performance during the six months.

     On the downside, an out-of-benchmark allocation to floating-rate bank loans acted as a constraint on the Fund's benchmark-relative performance, as loan returns, while positive for the period, lagged the returns of corporate bonds. Another performance detractor was the Fund's position in Treasury Inflation-Protected Securities (TIPS), which underperformed nominal Treasuries as inflation expectations softened over the six months. A position in event-linked securities, which are sponsored by insurance companies

6 Pioneer Bond Fund | Semiannual Report | 12/31/17 looking to transfer some of the risk of having to pay claims after a natural disaster, also detracted from the Fund's benchmark-relative performance. We believe event-linked securities can offer a valuable source of diversification* and incremental income for the portfolio, but their performance suffered late in the period in the wake of a severe Atlantic hurricane season, a 7.1 magnitude earthquake in Mexico, and damaging California wildfires, each of which generated a significant number of insurance claims. We continue to view modest exposure to those out-of-benchmark market segments as helping to improve the Fund's long-term total return profile.

Q Did the Fund have any investments in derivative securities during the six-month period ended December 30, 2017? If so, did they have any material impact on relative performance?

A Yes, we invested the Fund in Treasury futures as part of our strategy to maintain a shorter-than-benchmark duration. That strategy, and the use of the futures in its implementation, helped the Fund's benchmark-relative performance during the period. In addition, the Fund had an allocation to credit default swaps, which were used to hedge the portfolio's exposure to the high-yield sector. The swaps had a modest negative impact on the Fund's benchmark-relative performance, as spreads tightened over the six-month period.

Q What factors affected the Fund's yield, or distributions to shareholders, during the six-month period ended December 31, 2017?

A The Fund's yield declined slightly over the six months, primarily as the result of tightening credit spreads.

Q    What is your investment outlook?

A We expect U.S. and global economic growth to remain robust in 2018, buoyed by easy financial conditions, including the ongoing expansion of global central-bank balance sheets, which we believe will continue to grow, at least through the summer, despite the Fed's balance-sheet reductions and the European Central Bank's trimming of its bond purchases. We anticipate U.S. GDP growth for 2018 should be around 3%, benefiting from the recent tax cuts, deregulation, and infrastructure spending. The solid employment backdrop should continue to support consumption and the housing market. In addition, higher corporate profits driven by strong global economic growth, tax cuts, and more favorable expensing provisions may lead to increased fixed investment.

*    Diversification does not assure a profit nor protect against loss.

                              Pioneer Bond Fund | Semiannual Report | 12/31/17 7

     We think inflation could surprise to the upside in 2018, and it is possible that the Fed may find itself behind the curve in raising rates. We expect the USD to be vulnerable to depreciation relative to both developed and emerging markets currencies. Globally, the euro zone and Japan appear to be positioned to enjoy strong economic growth, reflecting reduced political risk and ongoing central-bank bond purchases. Meanwhile, China's economic growth rate may moderate in view of its leaders' goals of reining in credit growth and reducing environmental damage, but we believe any modest decline in growth there will not disrupt Asia overall, or global GDP growth rates.

     Overall, the Fund's portfolio continues to be positioned for solid economic growth and rising interest rates, with overweights to various credit sectors, an underweight to U.S. Treasuries, and a below-benchmark stance with respect to duration. The Fund holds a position in long-duration TIPS, which are designed to help protect the portfolio against inflation that exceeds expectations.

     Entering 2018, we view structured securities in general as being more attractively valued than corporate securities. The portfolio holds a near-neutral exposure to agency MBS relative to the benchmark; however, when non-agency MBS holdings are included, the portfolio remains significantly overweight to the residential MBS sector. We have added to the Fund's ABS exposure, while maintaining an overweight to investment-grade CMBS. We are currently maintaining a benchmark-level weight in investment-grade corporates in the portfolio, and continue to hold non-benchmark positions in high-yield corporates and bank loans.

     Investment-grade corporate spreads stand at post-crisis lows, and reflect lower quality as well as an overall longer duration relative to their historical levels. While these factors are counterbalanced by strong fundamentals, we believe corporates face greater downside risk should volatility increase in the wake of unexpected changes in central-bank policies or a slowdown in global economic growth.

8 Pioneer Bond Fund | Semiannual Report | 12/31/17

Please refer to the Schedule of Investments on pages 19-98 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial fail-ure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The securities issued by U.S. Government-sponsored entities (i.e., Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                              Pioneer Bond Fund | Semiannual Report | 12/31/17 9

Portfolio Summary | 12/31/17

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)**

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds                                                            35.0%
U.S. Government And Agency Obligations                                     32.9%
Collateralized Mortgage Obligations                                        22.6%
Asset Backed Securities                                                     3.0%
Senior Secured Floating Rate Loan Interests                                 3.0%
Municipal Bonds                                                             2.3%
Convertible Preferred Stocks                                                1.0%
Foreign Government Bonds                                                    0.2%

* Includes investments in insurance linked securities totaling 3.0% of total investment portfolio.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1. U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                   1.57%
--------------------------------------------------------------------------------
 2. U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45                  1.30
--------------------------------------------------------------------------------
 3. Fannie Mae, 3.5%, 1/1/48 (TBA)                                         0.74
--------------------------------------------------------------------------------
 4. U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47                 0.65
--------------------------------------------------------------------------------
 5. Bank of America Corp., 7.25%                                           0.49
--------------------------------------------------------------------------------
 6. Federal Home Loan Mortgage Corp., 4.0%, 12/1/47                        0.48
--------------------------------------------------------------------------------
 7. Wells Fargo & Co., 7.5%                                                0.48
--------------------------------------------------------------------------------
 8. U.S. Treasury Notes, 2.25%, 8/15/27                                    0.46
--------------------------------------------------------------------------------
 9. U.S. Treasury Bonds, 2.75%, 8/15/47                                    0.40
--------------------------------------------------------------------------------
10. Fannie Mae, 3.5%, 8/1/47                                               0.40
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer Bond Fund | Semiannual Report | 12/31/17

Prices and Distributions | 12/31/17

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                         12/31/17                     6/30/17
--------------------------------------------------------------------------------
           A                            $9.73                        $9.71
--------------------------------------------------------------------------------
           C                            $9.62                        $9.60
--------------------------------------------------------------------------------
           K                            $9.73                        $9.71
--------------------------------------------------------------------------------
           R                            $9.82                        $9.80
--------------------------------------------------------------------------------
           Y                            $9.64                        $9.62
--------------------------------------------------------------------------------

Distributions per Share: 7/1/17-12/31/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment         Short-Term       Long-Term
         Class            Income            Capital Gains    Capital Gains
--------------------------------------------------------------------------------
           A             $0.1447               $    --          $    --
--------------------------------------------------------------------------------
           C             $0.1070               $    --          $    --
--------------------------------------------------------------------------------
           K             $0.1637               $    --          $    --
--------------------------------------------------------------------------------
           R             $0.1338               $    --          $    --
--------------------------------------------------------------------------------
           Y             $0.1572               $    --          $    --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 11

Performance Update | 12/31/17                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Bond Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2017)
--------------------------------------------------------------------------------
                                                                   Bloomberg
                                       Net          Public         U.S. Barclays
                                       Asset        Offering       Aggregate
                                       Value        Price          Bond
Period                                 (NAV)        (POP)          Index
--------------------------------------------------------------------------------
10 years                               4.94%         4.48%         4.01%
5 years                                2.91          1.92          2.10
1 year                                 4.10         -0.59          3.54
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2017)
--------------------------------------------------------------------------------
Gross                                  Net
--------------------------------------------------------------------------------
0.99%                                  0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                      Bloomberg Barclays
                                                      U.S. Aggregate Bond
                        Pioneer Bond Fund             Index
12/07                   $  9,550                      $ 10,000
12/08                   $  9,134                      $ 10,524
12/09                   $ 10,750                      $ 11,148
12/10                   $ 11,765                      $ 11,877
12/11                   $ 12,363                      $ 12,809
12/12                   $ 13,433                      $ 13,349
12/13                   $ 13,498                      $ 13,079
12/14                   $ 14,298                      $ 13,859
12/15                   $ 14,296                      $ 13,935
12/16                   $ 14,893                      $ 14,304
12/17                   $ 15,503                      $ 14,811

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2019, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Bond Fund | Semiannual Report | 12/31/17

Performance Update | 12/31/17                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2017)
--------------------------------------------------------------------------------
                                                            Bloomberg
                                                            U.S. Barclays
                                                            Aggregate
                                If           If             Bond
Period                          Held         Redeemed       Index
--------------------------------------------------------------------------------
10 years                        4.07%        4.07%          4.01%
5 years                         1.87         1.87           2.10
1 year                          3.34         3.34           3.54
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2017)
--------------------------------------------------------------------------------
                                Gross
--------------------------------------------------------------------------------
                                1.59%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                      Bloomberg Barclays
                                                      U.S. Aggregate Bond
                        Pioneer Bond Fund             Index
12/07                   $ 10,000                      $ 10,000
12/08                   $  9,474                      $ 10,524
12/09                   $ 11,051                      $ 11,148
12/10                   $ 11,979                      $ 11,877
12/11                   $ 12,479                      $ 12,809
12/12                   $ 13,587                      $ 13,349
12/13                   $ 13,381                      $ 13,079
12/14                   $ 14,057                      $ 13,859
12/15                   $ 13,945                      $ 13,935
12/16                   $ 14,423                      $ 14,304
12/17                   $ 14,905                      $ 14,811

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 13

Performance Update | 12/31/17                                     Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2017)
--------------------------------------------------------------------------------
                                               Bloomberg
                                Net            Barclays U.S.
                                Asset          Aggregate
                                Value          Bond
Period                          (NAV)          Index
--------------------------------------------------------------------------------
10 years                        5.15%          4.01%
5 years                         3.29           2.10
1 year                          4.50           3.54
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2017)
--------------------------------------------------------------------------------
                                Gross
--------------------------------------------------------------------------------
                                0.47%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                      Bloomberg Barclays
                                                      U.S. Aggregate Bond
                        Pioneer Bond Fund             Index
12/07                   $ 5,000,000                   $ 5,000,000
12/08                   $ 4,782,012                   $ 5,262,012
12/09                   $ 5,628,400                   $ 5,574,070
12/10                   $ 6,159,726                   $ 5,938,710
12/11                   $ 6,472,588                   $ 6,404,413
12/12                   $ 7,026,552                   $ 6,674,349
12/13                   $ 7,089,279                   $ 6,539,280
12/14                   $ 7,524,361                   $ 6,929,394
12/15                   $ 7,560,171                   $ 6,967,503
12/16                   $ 7,906,109                   $ 7,151,966
12/17                   $ 8,261,755                   $ 7,405,276

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Bond Fund | Semiannual Report | 12/31/17

Performance Update | 12/31/17                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2017)
--------------------------------------------------------------------------------
                                               Bloomberg
                                Net            Barclays U.S.
                                Asset          Aggregate
                                Value          Bond
Period                          (NAV)          Index
--------------------------------------------------------------------------------
10 years                        4.60%          4.01%
5 years                         2.63           2.10
1 year                          3.83           3.54
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2017)
--------------------------------------------------------------------------------
                                Gross          Net
--------------------------------------------------------------------------------
                                1.24%          1.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                      Bloomberg Barclays
                                                      U.S. Aggregate Bond
                        Pioneer Bond Fund             Index
12/07                   $ 10,000                      $ 10,000
12/08                   $  9,513                      $ 10,524
12/09                   $ 11,160                      $ 11,148
12/10                   $ 12,173                      $ 11,877
12/11                   $ 12,744                      $ 12,809
12/12                   $ 13,773                      $ 13,349
12/13                   $ 13,788                      $ 13,079
12/14                   $ 14,567                      $ 13,859
12/15                   $ 14,533                      $ 13,935
12/16                   $ 15,100                      $ 14,304
12/17                   $ 15,678                      $ 14,811

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2019, for Class R shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 15

Performance Update | 12/31/17                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2017)
--------------------------------------------------------------------------------
                                               Bloomberg
                                Net            Barclays U.S.
                                Asset          Aggregate
                                Value          Bond
Period                          (NAV)          Index
--------------------------------------------------------------------------------
10 years                        5.23%          4.01%
5 years                         3.17           2.10
1 year                          4.39           3.54
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2017)
--------------------------------------------------------------------------------
                                Gross          Net
--------------------------------------------------------------------------------
                                0.59%          0.58%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                      Bloomberg Barclays
                                                      U.S. Aggregate Bond
                        Pioneer Bond Fund             Index
12/07                   $ 5,000,000                   $ 5,000,000
12/08                   $ 4,797,207                   $ 5,262,012
12/09                   $ 5,658,412                   $ 5,574,070
12/10                   $ 6,210,296                   $ 5,938,710
12/11                   $ 6,541,932                   $ 6,404,413
12/12                   $ 7,119,453                   $ 6,674,349
12/13                   $ 7,166,267                   $ 6,539,280
12/14                   $ 7,610,153                   $ 6,929,394
12/15                   $ 7,628,769                   $ 6,967,503
12/16                   $ 7,970,506                   $ 7,151,966
12/17                   $ 8,320,701                   $ 7,405,276

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2019, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Bond Fund | Semiannual Report | 12/31/17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on actual returns from July 1, 2017 through December 31, 2017.

--------------------------------------------------------------------------------
Share Class              A            C            K           R           Y
--------------------------------------------------------------------------------
Beginning            $1,000.00    $1,000.00    $1,000.00   $1,000.00   $1,000.00
Account Value
on 7/1/17
--------------------------------------------------------------------------------
Ending Account       $1,017.00    $1,013.30    $1,019.00   $1,015.80   $1,018.50
Value (after
expenses)
on 12/31/17
--------------------------------------------------------------------------------
Expenses Paid        $    4.32    $    8.02    $    2.29   $    5.59   $    2.95
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.85%, 1.58%, 0.45%, 1.10%, and 0.58% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2017 through December 31, 2017.

--------------------------------------------------------------------------------
Share Class              A            C            K           R           Y
--------------------------------------------------------------------------------
Beginning            $1,000.00    $1,000.00    $1,000.00   $1,000.00   $1,000.00
Account Value
on 7/1/17
--------------------------------------------------------------------------------
Ending Account       $1,020.92    $1,017.24    $1,022.94   $1,019.66   $1,022.28
Value (after
expenses)
on 12/31/17
--------------------------------------------------------------------------------
Expenses Paid        $    4.33    $    8.03    $    2.29   $    5.60   $    2.96
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.85%, 1.58%, 0.45%, 1.10%, and 0.58% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

18 Pioneer Bond Fund | Semiannual Report | 12/31/17

Schedule of Investments | 12/31/17 (unaudited)

----------------------------------------------------------------------------------------------------------
 Shares                                                                                   Value
----------------------------------------------------------------------------------------------------------
                           UNAFFILIATED ISSUERS -- 100.1%
                           CONVERTIBLE PREFERRED STOCKS --
                           0.9% of Net Assets
                           BANKS -- 0.9%
                           Diversified Banks -- 0.9%
      18,315(a)            Bank of America Corp., 7.25%                                   $     24,157,485
      18,101(a)            Wells Fargo & Co., 7.5%                                              23,712,129
                                                                                          ----------------
                           Total Banks                                                    $     47,869,614
----------------------------------------------------------------------------------------------------------
                           TOTAL CONVERTIBLE PREFERRED STOCKS
                           (Cost $44,039,805)                                             $     47,869,614
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)
----------------------------------------------------------------------------------------------------------
                           ASSET BACKED SECURITIES --
                           3.0% of Net Assets
                           BANKS -- 2.5%
                           Thrifts & Mortgage Finance -- 2.5%
   1,009,868(b)            321 Henderson Receivables I LLC, Series 2005-1A,
                           Class A1, 1.707% (1 Month USD LIBOR + 23 bps),
                           11/15/40 (144A)                                                $        961,018
     500,000               321 Henderson Receivables III LLC, Series 2008-1A,
                           Class B, 8.37%, 1/15/46 (144A)                                          612,778
   2,942,625               Applebee's Funding LLC / IHOP Funding LLC, Series
                           2014-1, Class A2, 4.277%, 9/5/44 (144A)                               2,863,086
   1,500,000               Ascentium Equipment Receivables Trust, Series
                           2016-2A, Class D, 4.2%, 9/12/22 (144A)                                1,519,527
   2,100,000               Ascentium Equipment Receivables Trust, Series
                           2017-2A, Class D, 3.56%, 10/10/25 (144A)                              2,089,511
     699,990               Axis Equipment Finance Receivables III LLC, Series
                           2015-1A, Class C, 3.41%, 4/20/20 (144A)                                 693,483
   7,086,632(c)            Bayview Koitere Fund Trust, Series 2017-RT4,
                           Class A, 3.5%, 7/28/57 (144A)                                         7,224,509
   1,650,000               BCC Funding Corp. X, Series 2015-1, Class C,
                           3.622%, 11/20/20 (144A)                                               1,645,875
     401,880(b)            Bear Stearns Asset Backed Securities I Trust, Series
                           2005-FR1, Class M1, 2.302% (1 Month USD
                           LIBOR + 75 bps), 6/25/35                                                402,233
     322,236(b)            Bear Stearns Asset Backed Securities Trust, Series
                           2006-SD2, Class A3, 2.042% (1 Month USD
                           LIBOR + 49 bps), 6/25/36                                                319,099
   1,489,576               BXG Receivables Note Trust, Series 2015-A, Class A,
                           2.88%, 5/2/30 (144A)                                                  1,484,204
   2,000,000(b)            Chesapeake Funding II LLC, Series 2017-3A,
                           Class A2, 1.817% (1 Month USD LIBOR + 34 bps),
                           8/15/29 (144A)                                                        2,001,713
   1,400,000               CIG Auto Receivables Trust, Series 2017-1A, Class B,
                           3.81%, 5/15/23 (144A)                                                 1,394,241
   1,400,000               CIT Equipment Collateral, Series 2014-VT1, Class C,
                           2.65%, 10/20/22 (144A)                                                1,401,488

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 19

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
      68,600(b)            Citigroup Mortgage Loan Trust, Inc., Series 2005-HE2,
                           Class M1, 2.302% (1 Month USD LIBOR + 75 bps),
                           5/25/35 (144A)                                                 $         68,551
   2,427,527(b)            Commonbond Student Loan Trust, Series 2017-BGS,
                           Class A2, 2.202% (1 Month USD LIBOR + 65 bps),
                           9/25/42 (144A)                                                        2,430,664
   1,000,000               Conn Funding II LP, Series 2017-B, Class A, 2.73%,
                           7/15/20 (144A)                                                         999,957
   3,000,000               CoreVest American Finance Trust, Series 2017-1,
                           Class C, 3.756%, 10/15/49 (144A)                                      2,983,656
   1,500,000               Credit Acceptance Auto Loan Trust, Series 2016-2A,
                           Class C, 4.29%, 11/15/24 (144A)                                       1,528,945
     946,691               CRG Issuer, Series 2015-1, Class A, 4.07%,
                           7/10/22 (144A)                                                          944,324
     145,566(b)            CWABS Asset-Backed Certificates Trust, Series
                           2004-7, Class MV3, 2.602% (1 Month USD
                           LIBOR + 105 bps), 12/25/34                                              145,674
   1,048,155(b)            DRB Prime Student Loan Trust, Series 2016-B,
                           Class A1, 3.352% (1 Month USD LIBOR + 180 bps),
                           6/25/40 (144A)                                                        1,087,618
     482,464(b)            Drug Royalty II LP 2, Series 2014-1, Class A1, 4.154%
                           (3 Month USD LIBOR + 285 bps), 7/15/23 (144A)                           486,608
   2,000,000               DT Auto Owner Trust, Series 2015-1A, Class D,
                           4.26%, 2/15/22 (144A)                                                 2,025,880
   1,300,000               Engs Commercial Finance Trust, Series 2016-1A,
                           Class B, 3.45%, 3/22/22 (144A)                                        1,270,667
   1,900,000               Engs Commercial Finance Trust, Series 2016-1A,
                           Class D, 5.22%, 1/22/24 (144A)                                        1,857,755
   4,719,933(b)            Fieldstone Mortgage Investment Trust, Series 2005-3,
                           Class 1A, 1.818% (1 Month USD
                           LIBOR + 49 bps), 2/25/36                                              4,657,943
   3,800,000(c)            Finance of America Structured Securities Trust,
                           Series 2017-HB1, Class M1, 2.84%,
                           11/25/27 (144A)                                                       3,793,198
   2,387,089(b)            Fremont Home Loan Trust, Series 2006-2, Class 1A1,
                           1.712% (1 Month USD LIBOR + 16 bps), 2/25/36                          2,340,446
     415,000               GLS Auto Receivables Trust, Series 2017-1A, Class B,
                           2.98%, 12/15/21 (144A)                                                  413,700
     217,663(d)            GMAT Trust, Series 2013-1A, Class A, 6.967%,
                           11/25/43 (144A)                                                         217,948
     953,023(b)            GSRPM Mortgage Loan Trust, Series 2003-2,
                           Class M1, 2.902% (1 Month USD
                           LIBOR + 135 bps), 6/25/33                                               948,954
     228,537(b)            GSRPM Mortgage Loan Trust, Series 2006-2,
                           Class A2, 1.852% (1 Month USD LIBOR + 30 bps),
                           9/25/36 (144A)                                                          228,335
   2,250,000(b)            Hertz Fleet Lease Funding LP, Series 2016-1, Class E,
                           4.932% (1 Month USD LIBOR + 350 bps),
                           4/10/30 (144A)                                                        2,261,407

The accompanying notes are an integral part of these financial statements.

20 Pioneer Bond Fund | Semiannual Report | 12/31/17

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
   2,851,750               HOA Funding LLC, Series 2014-1A, Class A2, 4.846%,
                           8/20/44 (144A)                                                 $      2,774,154
     561,721(b)            Home Equity Mortgage Loan Asset-Backed Trust,
                           Series 2005-C, Class AII3, 1.922% (1 Month USD
                           LIBOR + 37 bps), 10/25/35                                               561,395
     874,937               Icon Brand Holdings LLC, Series 2012-1A, Class A,
                           4.229%, 1/25/43 (144A)                                                  810,503
     237,642               Icon Brand Holdings LLC, Series 2013-1A, Class A2,
                           4.352%, 1/25/43 (144A)                                                  220,342
     110,565(b)            Irwin Whole Loan Home Equity Trust, Series 2003-C,
                           Class M1, 2.552% (1 Month USD
                           LIBOR + 100 bps), 6/25/28                                               109,954
   3,750,000               Kabbage Asset Securitization LLC, Series 2017-1,
                           Class A, 4.571%, 3/15/22 (144A)                                       3,831,940
     700,000               Leaf Receivables Funding 12 LLC, Series 2017-1,
                           Class C, 2.83%, 4/15/22 (144A)                                          691,779
     800,000               Leaf Receivables Funding 12 LLC, Series 2017-1,
                           Class D, 3.1%, 4/15/22 (144A)                                           790,193
      77,573               Lehman ABS Manufactured Housing Contract Trust,
                           Series 2001-B, Class A1, 3.01%, 4/15/40                                  77,745
     949,015               Nations Equipment Finance Funding II LLC, Series
                           2014-1A, Class B, 3.276%, 1/20/19 (144A)                                948,509
     600,000               Nationstar HECM Loan Trust, Series 2017-1A,
                           Class M1, 2.942%, 5/25/27 (144A)                                        601,172
     534,377(b)            New Century Home Equity Loan Trust, Series 2005-1,
                           Class A2C, 2.252% (1 Month USD
                           LIBOR + 70 bps), 3/25/35                                                534,802
   4,153,892(b)            New Century Home Equity Loan Trust, Series 2005-2,
                           Class M2, 2.227% (1 Month USD
                           LIBOR + 68 bps), 6/25/35                                              4,155,751
   5,700,000               New Residential Advance Receivables Trust Advance
                           Receivables Backed Notes, Series 2016-T2,
                           Class BT2, 3.02%, 10/15/49 (144A)                                     5,667,803
   4,541,951(b)            Newtek Small Business Loan Trust, Series 2017-1,
                           Class A, 3.552% (1 Month USD LIBOR + 200 bps),
                           2/15/43 (144A)                                                        4,542,860
   1,200,000(b)            NextGear Floorplan Master Owner Trust, Series
                           2016-2A, Class A1, 2.577% (1 Month USD
                           LIBOR + 110 bps), 9/15/21 (144A)                                      1,212,246
   3,461,956(b)            NovaStar Mortgage Funding Trust, Series 2005-3,
                           Class M1, 2.002% (1 Month USD
                           LIBOR + 68 bps), 1/25/36                                              3,455,559
   1,000,000               Ocwen Master Advance Receivables Trust, Series
                           2016-T1, Class AT1, 2.521%, 8/17/48 (144A)                              999,803
   1,775,000               Ocwen Master Advance Receivables Trust, Series
                           2016-T2, Class BT2, 3.265%, 8/16/49 (144A)                            1,768,220
   3,221,000               Ocwen Master Advance Receivables Trust, Series
                           2017-T1, Class DT1, 3.536%, 9/15/48 (144A)                            3,220,647

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 21

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
   1,600,000               Oportun Funding III LLC, Series 2016-B, Class A,
                           3.69%, 7/8/21 (144A)                                           $      1,608,699
   1,200,000(b)            Option One Mortgage Loan Trust, Series 2005-3,
                           Class M2, 2.287% (1 Month USD
                           LIBOR + 74 bps), 8/25/35                                              1,199,124
   1,100,000               Oxford Finance Funding LLC, Series 2016-1A,
                           Class A, 3.968%, 6/17/24 (144A)                                       1,104,176
     186,026(b)            RAAC Trust, Series 2006-RP2, Class A, 1.802%
                           (1 Month USD LIBOR + 25 bps), 2/25/37 (144A)                            185,427
   4,642,013(d)            RCO Mortgage LLC, Series 2017-1, Class A1,
                           3.375%, 8/25/22 (144A)                                                4,645,314
   2,816,913               SCF Equipment Leasing LLC, Series 2017-2A,
                           Class A, 3.41%, 12/20/23 (144A)                                       2,804,704
   1,417,597               SCF Equipment Trust LLC, Series 2016-1A, Class A,
                           3.62%, 11/20/21 (144A)                                                1,422,941
     567,498               Skopos Auto Receivables Trust, Series 2015-1A,
                           Class B, 5.43%, 12/15/23 (144A)                                         570,258
   1,480,000               STORE Master Funding I LLC, Series 2015-1A,
                           Class A1, 3.75%, 4/20/45 (144A)                                       1,491,042
      66,869(b)            Structured Asset Investment Loan Trust, Series
                           2006-1, Class A3, 1.752% (1 Month USD
                           LIBOR + 20 bps), 1/25/36                                                 66,856
      14,561(d)            Structured Asset Securities Corp., Series 2004-19XS,
                           Class A6B, 5.028%, 10/25/34                                              14,938
     747,042(d)            Terwin Mortgage Trust, Series 2005-16HE, Class AF2,
                           4.761%, 9/25/36                                                         751,143
   2,000,000               Tidewater Sales Finance Master Trust, Series
                           2017-AA, Class A, 4.55%, 4/15/21 (144A)                               1,991,986
   3,000,000(b)            Trafigura Securitisation Finance Plc, Series 2017-1A,
                           Class A1, 2.327% (1 Month USD LIBOR + 85 bps),
                           12/15/20 (144A)                                                       3,007,974
   8,500,000               Tricon American Homes Trust, Series 2017-SFR2,
                           Class B, 3.275%, 1/17/36 (144A)                                       8,486,021
     992,728               Welk Resorts LLC, Series 2015-AA, Class A, 2.79%,
                           6/16/31 (144A)                                                          987,884
   1,000,000               Westlake Automobile Receivables Trust, Series
                           2016-1A, Class C, 3.29%, 9/15/21 (144A)                               1,004,098
   1,000,000               Westlake Automobile Receivables Trust, Series
                           2017-2A, Class C, 2.59%, 12/15/22 (144A)                                992,884
   2,500,000               WRG Debt Funding II LLC, Series 2017-1, Class A,
                           4.458%, 3/15/26 (144A)                                                2,481,250
                                                                                          ----------------
                           Total Banks                                                    $    127,097,091
----------------------------------------------------------------------------------------------------------
                           CONSUMER SERVICES -- 0.1%
                           Hotels, Resorts & Cruise Lines -- 0.1%
     834,030               Westgate Resorts LLC, Series 2015-1A, Class A,
                           2.75%, 5/20/27 (144A)                                          $        833,643
   2,517,886               Westgate Resorts LLC, Series 2016-1A, Class B,
                           4.5%, 12/20/28 (144A)                                                 2,532,999

The accompanying notes are an integral part of these financial statements.

22 Pioneer Bond Fund | Semiannual Report | 12/31/17

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           Hotels, Resorts & Cruise Lines -- (continued)
   1,663,339               Westgate Resorts LLC, Series 2017-1A, Class A,
                           3.05%, 12/20/30 (144A)                                         $      1,661,205
                                                                                          ----------------
                           Total Consumer Services                                        $      5,027,847
----------------------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 0.3%
                           Consumer Finance -- 0.1%
   2,100,000               First Investors Auto Owner Trust, Series 2014-3A,
                           Class C, 2.97%, 11/16/20 (144A)                                $      2,108,215
     300,000               First Investors Auto Owner Trust, Series 2017-2A,
                           Class C, 3.0%, 8/15/23 (144A)                                           297,302
                                                                                          ----------------
                                                                                          $      2,405,517
----------------------------------------------------------------------------------------------------------
                           Other Diversified Financial Services -- 0.1%
     243,909               Diamond Resorts Owner Trust, Series 2015-1,
                           Class B, 3.17%, 7/20/27 (144A)                                 $        243,369
   3,287,753               Spirit Master Funding LLC, Series 2014-4A,
                           Class A2, 4.629%, 1/20/45 (144A)                                      3,456,594
      66,053               United States Small Business Administration,
                           6.14%, 1/1/22                                                            69,136
     250,737               United States Small Business Administration,
                           Series 2005-20B, Class 1, 4.625%, 2/1/25                                259,938
     236,555               United States Small Business Administration,
                           Series 2005-20E, Class 1, 4.84%, 5/1/25                                 246,203
     328,038               United States Small Business Administration,
                           Series 2008-20D, Class 1, 5.37%, 4/1/28                                 351,753
     368,375               United States Small Business Administration,
                           Series 2008-20H, Class 1, 6.02%, 8/1/28                                 402,466
     240,269               United States Small Business Administration,
                           Series 2008-20J, Class 1, 5.63%, 10/1/28                                260,414
     200,741               United States Small Business Administration,
                           Series 2008-20L, Class 1, 6.22%, 12/1/28                                220,279
      84,006               United States Small Business Administration,
                           Series 2009-20A, Class 1, 5.72%, 1/1/29                                  91,410
     195,825               United States Small Business Administration,
                           Series 2009-20I, Class 1, 4.2%, 9/1/29                                  205,937
                                                                                          ----------------
                                                                                          $      5,807,499
----------------------------------------------------------------------------------------------------------
                           Specialized Finance -- 0.1%
   3,915,375               Domino's Pizza Master Issuer LLC, Series 2015-1A,
                           Class A2I, 3.484%, 10/25/45 (144A)                             $      3,929,000
   1,110,018               Hercules Capital Funding Trust, Series 2014-1A,
                           Class A, 3.524%, 4/16/21 (144A)                                       1,111,059
     447,285               JG Wentworth XXII LLC, Series 2010-3A, Class A,
                           3.82%, 12/15/48 (144A)                                                  462,553
                                                                                          ----------------
                                                                                          $      5,502,612
                                                                                          ----------------
                           Total Diversified Financials                                   $     13,715,628
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 23

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           ENERGY -- 0.1%
                           Oil & Gas Exploration & Production -- 0.1%
   4,200,000               Four Seas LP, Series 2017-1A, Class A2, 5.927%,
                           8/28/27 (144A)                                                 $      4,097,625
                                                                                          ----------------
                           Total Energy                                                   $      4,097,625
----------------------------------------------------------------------------------------------------------
                           FOOD & STAPLES RETAILING -- 0.0%+
                           Food Retail -- 0.0%+
   1,084,760               CKE Restaurant Holdings, Inc., Series 2013-1A,
                           Class A2, 4.474%, 3/20/43 (144A)                               $      1,087,056
                                                                                          ----------------
                           Total Food & Staples Retailing                                 $      1,087,056
----------------------------------------------------------------------------------------------------------
                           TOTAL ASSET BACKED SECURITIES
                           (Cost $151,019,779)                                            $    151,025,247
----------------------------------------------------------------------------------------------------------
                           COLLATERALIZED MORTGAGE OBLIGATIONS --
                           22.4% of Net Assets
                           BANKS -- 21.7%
                           Thrifts & Mortgage Finance -- 21.7%
   3,190,000               A10 Term Asset Financing LLC, Series 2017-1A,
                           Class B, 3.15%, 3/15/36 (144A)                                 $      3,191,914
   4,441,765(c)            Agate Bay Mortgage Trust, Series 2015-1,
                           Class A13, 3.5%, 1/25/45 (144A)                                       4,481,323
   3,482,206(c)            Agate Bay Mortgage Trust, Series 2015-5, Class A3,
                           3.5%, 7/25/45 (144A)                                                  3,538,249
   5,010,734(c)            Agate Bay Mortgage Trust, Series 2015-6, Class B1,
                           3.615%, 9/25/45 (144A)                                                5,073,464
   6,068,632(c)            Agate Bay Mortgage Trust, Series 2015-7, Class B1,
                           3.764%, 10/25/45 (144A)                                               6,189,269
     102,303(b)            Alternative Loan Trust, Series 2003-14T1, Class A9,
                           2.002% (1 Month USD LIBOR + 45 bps), 8/25/18                             75,786
   2,800,000               American Homes 4 Rent, Series 2014-SFR3,
                           Class C, 4.596%, 12/17/36 (144A)                                      2,960,469
     700,000               American Homes 4 Rent, Series 2014-SFR3,
                           Class D, 5.04%, 12/17/36 (144A)                                         752,459
   1,300,000               American Homes 4 Rent, Series 2015-SFR1,
                           Class C, 4.11%, 4/17/52 (144A)                                        1,336,638
   5,200,000(b)            Arbor Realty Commercial Real Estate Notes, Ltd.,
                           Series 2017-FL1, Class B, 3.977% (1 Month USD
                           LIBOR + 250 bps), 4/15/27 (144A)                                      5,226,000
   2,989,074               B2R Mortgage Trust, Series 2015-1, Class A1,
                           2.524%, 5/15/48 (144A)                                                2,974,576
   5,900,000(b)            BAMLL Commercial Mortgage Securities Trust,
                           Series 2014-FL1, Class B, 3.677% (1 Month USD
                           LIBOR + 220 bps), 12/15/31 (144A)                                     5,917,186
   4,200,000(b)            BAMLL Commercial Mortgage Securities Trust,
                           Series 2015-ASHF, Class B, 3.187% (1 Month USD
                           LIBOR + 171 bps), 1/15/28 (144A)                                      4,208,881
     263,255(c)            Banc of America Commercial Mortgage Trust,
                           Series 2007-4, Class C, 5.859%, 2/10/51 (144A)                          264,398

The accompanying notes are an integral part of these financial statements.

24 Pioneer Bond Fund | Semiannual Report | 12/31/17

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
   7,460,000               BANK, Series 2017-BNK5, Class AS,
                           3.624%, 6/15/60                                                $      7,555,619
   9,000,000               BANK, Series 2017-BNK7, Class AS, 3.748%, 9/15/60                     9,212,400
   5,650,040(d)(e)         Bayview Commercial Asset Trust, Series 2007-2A,
                           Class IO, 7/25/37 (144A)                                                      1
   4,277,931               Bayview Opportunity Master Fund IVa Trust, Series
                           2016-SPL1, Class A, 4.0%, 4/28/55 (144A)                              4,390,680
   9,137,460(c)            Bayview Opportunity Master Fund IVa Trust, Series
                           2017-RT5, Class A, 3.5%, 5/28/69 (144A)                               9,286,712
   3,537,021(c)            Bayview Opportunity Master Fund IVa Trust, Series
                           2017-SPL4, Class A, 3.5%, 1/28/55 (144A)                              3,585,804
   6,602,297(c)            Bayview Opportunity Master Fund IVa Trust, Series
                           2017-SPL5, Class A, 3.5%, 6/28/57 (144A)                              6,693,939
     613,422(b)            Bayview Opportunity Master Fund IVb Trust, Series
                           2016-CRT1, Class M1, 3.314% (1 Month USD
                           LIBOR + 175 bps), 10/27/27 (144A)                                       613,422
   5,993,215(c)            Bayview Opportunity Master Fund IVb Trust, Series
                           2016-SPL2, Class A, 4.0%, 6/28/53 (144A)                              6,154,399
   8,602,595(c)            Bayview Opportunity Master Fund IVb Trust, Series
                           2017-RT2, Class A, 3.5%, 8/28/57 (144A)                               8,745,096
   6,450,695(c)            Bayview Opportunity Master Fund IVb Trust, Series
                           2017-SPL3, Class A, 4.0%, 11/28/53 (144A)                             6,643,782
     743,466(c)            Bear Stearns Commercial Mortgage Securities Trust,
                           Series 2005-PWR7, Class B, 5.214%, 2/11/41                              743,218
   4,840,816(b)            Bellemeade Re, Ltd., Series 2017-1, Class M1,
                           3.252% (1 Month USD LIBOR + 170 bps),
                           10/25/27 (144A)                                                       4,849,756
   3,250,000               CCRESG Commercial Mortgage Trust, Series
                           2016-HEAT, Class A, 3.357%, 4/10/29 (144A)                            3,252,324
     213,458(c)            CHL Mortgage Pass-Through Trust, Series 2003-56,
                           Class 4A2, 3.783%, 12/25/33                                             217,388
   3,400,000(c)            Citigroup Commercial Mortgage Trust, Series
                           2014-GC19, Class B, 4.805%, 3/10/47                                   3,608,764
   5,000,000               Citigroup Commercial Mortgage Trust, Series
                           2014-GC25, Class AAB, 3.371%, 10/10/47                                5,132,104
   6,000,000(c)            Citigroup Commercial Mortgage Trust, Series
                           2014-GC25, Class B, 4.345%, 10/10/47                                  6,216,298
   3,100,000               Citigroup Commercial Mortgage Trust, Series
                           2015-GC27, Class A5, 3.137%, 2/10/48                                  3,124,464
   4,200,864               Colony American Finance, Ltd., Series 2015-1,
                           Class A, 2.896%, 10/15/47 (144A)                                      4,211,321
   2,400,000(d)            Colony American Finance, Ltd., Series 2016-1,
                           Class D, 5.972%, 6/15/48 (144A)                                       2,496,601
   2,400,000(d)            Colony American Finance, Ltd., Series 2016-2,
                           Class D, 5.028%, 11/15/48 (144A)                                      2,372,584
   3,400,000(b)            Colony American Homes, Series 2014-1A, Class C,
                           3.327% (1 Month USD LIBOR + 185 bps),
                           5/17/31 (144A)                                                        3,411,773

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 25

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
   1,000,000(b)            Colony American Homes, Series 2014-1A, Class D,
                           3.627% (1 Month USD LIBOR + 215 bps),
                           5/17/31 (144A)                                                 $      1,003,450
   2,100,000(b)            Colony Starwood Homes Trust, Series 2016-2A,
                           Class B, 3.227% (1 Month USD LIBOR + 175 bps),
                           12/17/33 (144A)                                                       2,103,126
     450,000               COMM Mortgage Trust, Series 2012-CR2, Class AM,
                           3.791%, 8/15/45                                                         466,673
   5,000,000(c)            COMM Mortgage Trust, Series 2013-CR11, Class C,
                           5.167%, 8/10/50 (144A)                                                5,249,278
   1,900,000               COMM Mortgage Trust, Series 2013-LC6, Class A4,
                           2.941%, 1/10/46                                                       1,913,589
   7,325,000(c)            COMM Mortgage Trust, Series 2014-CR20, Class C,
                           4.504%, 11/10/47                                                      7,441,517
   3,800,000(b)            COMM Mortgage Trust, Series 2014-FL5, Class B,
                           3.582% (1 Month USD LIBOR + 215 bps),
                           10/15/31 (144A)                                                       3,772,930
   4,500,000(c)            COMM Mortgage Trust, Series 2014-UBS3, Class C,
                           4.782%, 6/10/47                                                       4,385,978
   4,100,000               COMM Mortgage Trust, Series 2014-UBS4, Class A4,
                           3.42%, 8/10/47                                                        4,215,347
   4,000,000(c)            COMM Mortgage Trust, Series 2015-CR23,
                           Class CMD, 3.685%, 5/10/48 (144A)                                     3,954,829
   3,104,000(c)            COMM Mortgage Trust, Series 2015-CR25, Class B,
                           4.546%, 8/10/48                                                       3,290,237
   6,300,000               COMM Mortgage Trust, Series 2015-CR26, Class A3,
                           3.359%, 10/10/48                                                      6,461,570
   3,375,000               COMM Mortgage Trust, Series 2015-CR26, Class A4,
                           3.63%, 10/10/48                                                       3,514,004
   4,225,000               COMM Mortgage Trust, Series 2015-LC23, Class A4,
                           3.774%, 10/10/48                                                      4,430,398
   3,850,000               Commercial Mortgage Pass Through Certificates,
                           Series 2012-CR3, Class A3, 2.822%, 10/15/45                           3,856,540
   5,920,000(c)            CSAIL Commercial Mortgage Trust, Series 2016-C5,
                           Class C, 4.536%, 11/15/48                                             6,037,941
   2,090,000               CSAIL Commercial Mortgage Trust, Series 2016-C6,
                           Class A5, 3.09%, 1/15/49                                              2,083,738
   9,625,435(c)            CSMC Trust, Series 2013-6, Class 2A3, 3.5%,
                           8/25/43 (144A)                                                        9,787,489
   1,964,508(c)            CSMC Trust, Series 2013-7, Class A2, 3.0%,
                           8/25/43 (144A)                                                        1,964,938
   5,146,947(c)            CSMC Trust, Series 2013-7, Class B3, 3.578%,
                           8/25/43 (144A)                                                        5,006,721
   4,657,282(c)            CSMC Trust, Series 2013-IVR3, Class A1, 2.5%,
                           5/25/43 (144A)                                                        4,430,421
   2,247,515(c)            CSMC Trust, Series 2013-IVR3, Class A3, 1.55%,
                           5/25/43 (144A)                                                        2,168,220

The accompanying notes are an integral part of these financial statements.

26 Pioneer Bond Fund | Semiannual Report | 12/31/17

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
   3,206,020(c)            CSMC Trust, Series 2013-IVR3, Class B1, 3.459%,
                           5/25/43 (144A)                                                 $      3,239,357
   3,736,794(c)            CSMC Trust, Series 2013-IVR3, Class B2, 3.459%,
                           5/25/43 (144A)                                                        3,721,875
   2,805,267(c)            CSMC Trust, Series 2013-IVR3, Class B4, 3.459%,
                           5/25/43 (144A)                                                        2,705,846
   2,942,383(c)            CSMC Trust, Series 2013-IVR5, Class B4, 3.658%,
                           10/25/43 (144A)                                                       2,888,795
   9,550,081(c)            CSMC Trust, Series 2013-TH1, Class A1, 2.13%,
                           2/25/43 (144A)                                                        9,138,845
   5,210,783(c)            CSMC Trust, Series 2014-WIN1, Class B3, 3.925%,
                           9/25/44 (144A)                                                        5,225,871
   3,945,311(c)            CSMC Trust, Series 2015-2, Class A2, 3.0%,
                           2/25/45 (144A)                                                        3,945,157
  10,117,858(c)            CSMC Trust, Series 2015-2, Class A13, 3.0%,
                           2/25/45 (144A)                                                       10,106,789
   2,700,000(b)            CSMC Trust, Series 2015-TOWN, Class C, 3.727%
                           (1 Month USD LIBOR + 225 bps), 3/15/28 (144A)                         2,700,001
   3,724,172(c)            CSMC Trust, Series 2017-HL2, Class A1, 3.5%,
                           10/25/47 (144A)                                                       3,752,919
   7,738,480(c)            CSMC Trust, Series 2017-HL2, Class A3, 3.5%,
                           10/25/47 (144A)                                                       7,809,272
   8,224,554(c)            CSMLT Trust, Series 2015-1, Class A9, 3.5%,
                           5/25/45 (144A)                                                        8,349,205
   3,743,310(c)            CSMLT Trust, Series 2015-2, Class A7, 3.5%,
                           8/25/45 (144A)                                                        3,804,725
   6,000,000               DBJPM Mortgage Trust, Series 2016-C3, Class A5,
                           2.89%, 9/10/49                                                        5,915,781
   3,673,557(c)            Deephaven Residential Mortgage Trust, Series
                           2017-3A, Class A1, 2.577%, 10/25/47 (144A)                            3,673,328
   2,197,000(c)            FirstKey Mortgage Trust, Series 2015-1, Class B4,
                           3.927%, 3/25/45 (144A)                                                2,078,927
   4,464,065(c)            Flagstar Mortgage Trust, Series 2017-1, Class 1A3,
                           3.5%, 3/25/47 (144A)                                                  4,516,380
  11,763,227(c)            Flagstar Mortgage Trust, Series 2017-2, Class A3,
                           3.5%, 10/25/47 (144A)                                                11,923,195
   4,630,000(c)            GAHR Commercial Mortgage Trust, Series 2015-NRF,
                           Class CFX, 3.382%, 12/15/34 (144A)                                    4,661,621
   2,318,734(b)            Global Mortgage Securitization, Ltd., Series 2005-A,
                           Class A2, 1.822% (1 Month USD LIBOR + 27 bps),
                           4/25/32 (144A)                                                        2,234,039
     673,060               Global Mortgage Securitization, Ltd., Series 2005-A,
                           Class B1, 5.25%, 4/25/32 (144A)                                         664,628
   1,000,000               GS Mortgage Securities Corp. II, Series 2013-GC10,
                           Class B, 3.682%, 2/10/46 (144A)                                       1,013,714
   5,030,000(c)            GS Mortgage Securities Trust, Series 2013-GC12,
                           Class C, 4.179%, 6/10/46                                              4,971,832

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 27

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
   3,710,016(c)            GS Mortgage-Backed Securities Trust, Series
                           2014-EB1A, Class B3, 3.129%, 7/25/44 (144A)                    $      3,728,064
     750,000(b)            Home Partners of America Trust, Series 2017-1,
                           Class B, 2.885% (1 Month USD LIBOR + 135 bps),
                           7/17/34 (144A)                                                          754,805
     297,279(b)            JP Morgan Chase Commercial Mortgage Securities
                           Trust, Series 2006-LDP9, Class A3SF, 1.632%
                           (1 Month USD LIBOR + 16 bps), 5/15/47                                   296,408
   1,107,864               JP Morgan Chase Commercial Mortgage Securities
                           Trust, Series 2011-C5, Class A3, 4.171%, 8/15/46                      1,160,441
   1,900,000(c)            JP Morgan Chase Commercial Mortgage Securities
                           Trust, Series 2012-C8, Class B, 3.977%,
                           10/15/45 (144A)                                                       1,948,482
   4,555,234               JP Morgan Chase Commercial Mortgage Securities
                           Trust, Series 2012-LC9, Class A5, 2.84%, 12/15/47                     4,579,640
   4,600,000(b)            JP Morgan Chase Commercial Mortgage Securities
                           Trust, Series 2014-CBM, Class C, 3.427% (1 Month
                           USD LIBOR + 195 bps), 10/15/29 (144A)                                 4,600,002
   2,200,000(b)            JP Morgan Chase Commercial Mortgage Securities
                           Trust, Series 2014-FL4, Class C, 3.677% (1 Month
                           USD LIBOR + 220 bps), 12/15/30 (144A)                                 2,205,952
     597,016(b)            JP Morgan Chase Commercial Mortgage Securities
                           Trust, Series 2014-FL5, Class B, 2.827% (1 Month
                           USD LIBOR + 135 bps), 7/15/31 (144A)                                    599,713
     900,000(b)            JP Morgan Chase Commercial Mortgage Securities
                           Trust, Series 2014-FL5, Class C, 3.577% (1 Month
                           USD LIBOR + 210 bps), 7/15/31 (144A)                                    893,886
   9,257,682(c)            JP Morgan Mortgage Trust, Series 2013-1, Class 2A2,
                           2.5%, 3/25/43 (144A)                                                  9,196,933
   3,297,579(c)            JP Morgan Mortgage Trust, Series 2013-1, Class 2A3,
                           3.0%, 3/25/43 (144A)                                                  3,325,790
   1,467,885(c)            JP Morgan Mortgage Trust, Series 2013-2, Class A2,
                           3.5%, 5/25/43 (144A)                                                  1,491,548
     919,716(c)            JP Morgan Mortgage Trust, Series 2014-1,
                           Class 2A12, 3.5%, 1/25/44 (144A)                                        930,494
   5,312,550(c)            JP Morgan Mortgage Trust, Series 2014-2, Class 1A1,
                           3.0%, 6/25/29 (144A)                                                  5,344,718
   4,554,213(c)            JP Morgan Mortgage Trust, Series 2014-2, Class AM,
                           3.4%, 6/25/29 (144A)                                                  4,592,440
   6,181,088(c)            JP Morgan Mortgage Trust, Series 2015-4, Class 1A4,
                           3.5%, 6/25/45 (144A)                                                  6,276,703
   9,799,019(c)            JP Morgan Mortgage Trust, Series 2016-1, Class A3,
                           3.5%, 5/25/46 (144A)                                                  9,938,341
   4,175,702(c)            JP Morgan Mortgage Trust, Series 2016-1, Class B3,
                           3.885%, 5/25/46 (144A)                                                4,175,409
  12,230,054(c)            JP Morgan Mortgage Trust, Series 2016-3, Class 2A1,
                           3.0%, 10/25/46 (144A)                                                12,334,682
   8,482,008(c)            JP Morgan Mortgage Trust, Series 2016-4, Class A5,
                           3.5%, 10/25/46 (144A)                                                 8,595,650

The accompanying notes are an integral part of these financial statements.

28 Pioneer Bond Fund | Semiannual Report | 12/31/17

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
   8,405,163(c)            JP Morgan Mortgage Trust, Series 2016-4, Class A13,
                           3.5%, 10/25/46 (144A)                                          $      8,449,375
  11,570,722(c)            JP Morgan Mortgage Trust, Series 2016-5, Class A1,
                           2.605%, 12/25/46 (144A)                                              11,525,203
  10,065,410(c)            JP Morgan Mortgage Trust, Series 2017-1, Class A2,
                           3.5%, 1/25/47 (144A)                                                 10,195,949
  10,555,000(c)            JP Morgan Mortgage Trust, Series 2017-1, Class A6,
                           3.5%, 1/25/47 (144A)                                                 10,691,870
  12,385,010(c)            JP Morgan Mortgage Trust, Series 2017-2, Class A3,
                           3.5%, 5/25/47 (144A)                                                 12,537,606
   2,697,180(c)            JP Morgan Mortgage Trust, Series 2017-2, Class A4,
                           3.0%, 5/25/47 (144A)                                                  2,676,951
   1,450,359(c)            JP Morgan Mortgage Trust, Series 2017-2, Class B1,
                           3.752%, 5/25/47 (144A)                                                1,448,195
  10,727,178(c)            JP Morgan Mortgage Trust, Series 2017-3, Class 1A3,
                           3.5%, 8/25/47 (144A)                                                 10,859,594
     617,595(c)            JP Morgan Mortgage Trust, Series 2017-3, Class 1A5,
                           3.5%, 8/25/47 (144A)                                                    625,484
   5,686,785(c)            JP Morgan Mortgage Trust, Series 2017-3, Class 1A13,
                           3.5%, 8/25/47 (144A)                                                  5,711,700
  10,471,071(c)            JP Morgan Mortgage Trust, Series 2017-3, Class 2A2,
                           2.5%, 8/25/47 (144A)                                                 10,363,094
   8,253,310(c)            JP Morgan Mortgage Trust, Series 2017-4, Class A3,
                           3.5%, 11/25/48 (144A)                                                 8,355,189
   9,787,562(c)            JP Morgan Mortgage Trust, Series 2017-4, Class A5,
                           3.5%, 11/25/48 (144A)                                                 9,912,578
   1,522,568(c)            JP Morgan Mortgage Trust, Series 2017-5, Class A1,
                           3.188%, 10/26/48 (144A)                                               1,535,263
   5,881,660(c)            JP Morgan Mortgage Trust, Series 2017-5, Class A1A,
                           3.0%, 10/26/48 (144A)                                                 5,904,933
   1,698,488(c)            JP Morgan Mortgage Trust, Series 2017-5, Class A2,
                           3.188%, 10/26/48 (144A)                                               1,689,635
  11,000,000(c)            JP Morgan Mortgage Trust, Series 2017-6, Class A5,
                           3.5%, 12/25/48 (144A)                                                11,151,155
   5,600,000(c)            JP Morgan Mortgage Trust, Series 2017-6, Class B1,
                           3.859%, 12/25/48 (144A)                                               5,675,530
   5,914,947(c)            JP Morgan Seasoned Mortgage Trust, Series 2014-1,
                           Class B2, 1.995%, 5/25/33 (144A)                                      5,814,993
   7,823,928(c)            JP Morgan Trust, Series 2015-1, Class B1, 2.587%,
                           12/25/44 (144A)                                                       7,784,591
   3,213,614(c)            JP Morgan Trust, Series 2015-3, Class A6, 3.0%,
                           5/25/45 (144A)                                                        3,191,833
   4,332,680(c)            JP Morgan Trust, Series 2015-3, Class B3, 3.686%,
                           5/25/45 (144A)                                                        4,212,768
   3,521,853(c)            JP Morgan Trust, Series 2015-6, Class A3, 3.5%,
                           10/25/45 (144A)                                                       3,574,040
   4,050,000               JPMBB Commercial Mortgage Securities Trust,
                           Series 2014-C22, Class A4, 3.801%, 9/15/47                            4,244,547

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 29

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
   7,850,000               JPMBB Commercial Mortgage Securities Trust,
                           Series 2015-C32, Class A4, 3.329%, 11/15/48                    $      8,008,582
   3,450,000(c)            JPMDB Commercial Mortgage Securities Trust,
                           Series 2016-C2, Class B, 3.99%, 6/15/49                               3,525,489
   2,000,000(c)            JPMDB Commercial Mortgage Securities Trust,
                           Series 2016-C4, Class D, 3.096%, 12/15/49 (144A)                      1,571,892
   2,069,580               La Hipotecaria El Salvadorian Mortgage Trust, Series
                           2016-1A, Class A, 3.358%, 1/15/46 (144A)                              2,072,590
   1,154,142(b)            La Hipotecaria Panamanian Mortgage Trust, Series
                           2010-1GA, Class A, 2.25% (Panamanian Mortgage
                           Reference Rate - 300 bps), 9/8/39 (144A)                              1,186,962
   3,246,988(b)            La Hipotecaria Panamanian Mortgage Trust, Series
                           2014-1A, Class A1, 3.008% (Panamanian Mortgage
                           Reference Rate - 224 bps), 11/24/42 (144A)                            3,256,121
   3,690,000(c)            LSTAR Commercial Mortgage Trust, Series 2015-3,
                           Class AS, 3.113%, 4/20/48 (144A)                                      3,646,965
   5,944,584(b)            LSTAR Securities Investment, Ltd., Series 2017-7,
                           Class A, 0.031% (1 Month USD LIBOR + 175 bps),
                           10/1/22 (144A)                                                        5,935,474
     945,612               MarketPlace Loan Trust, Series 2016-BS1, Class A,
                           4.5%, 1/15/21 (144A)                                                    945,535
   6,943,761(c)            Metlife Securitization Trust, Series 2017-1A, Class A,
                           3.0%, 4/25/55 (144A)                                                  7,013,288
   1,150,000(c)            Mill City Mortgage Loan Trust, Series 2016-1,
                           Class M1, 3.15%, 4/25/57 (144A)                                       1,119,866
  11,334,699(c)            Mill City Mortgage Loan Trust, Series 2017-3,
                           Class A1, 2.75%, 1/25/61 (144A)                                      11,320,633
   5,750,000               Morgan Stanley Bank of America Merrill Lynch Trust,
                           Series 2012-C6, Class A4, 2.858%, 11/15/45                            5,775,700
   2,240,000               Morgan Stanley Bank of America Merrill Lynch Trust,
                           Series 2015-C25, Class D, 3.068%, 10/15/48                            1,818,630
   9,231,000               Morgan Stanley Bank of America Merrill Lynch Trust,
                           Series 2016-C31, Class AS, 3.527%, 11/15/49                           9,279,229
     477,708(b)            MRFC Mortgage Pass-Through Trust, Series
                           2000-TBC3, Class A1, 1.917% (1 Month USD
                           LIBOR + 44 bps), 12/15/30                                               462,626
   8,922,437(c)            New Residential Mortgage Loan Trust, Series
                           2017-2A, Class A4, 4.0%, 3/25/57 (144A)                               9,174,966
   6,102,237(c)            NRP Mortgage Trust, Series 2013-1, Class A1, 3.25%,
                           7/25/43 (144A)                                                        6,122,749
   5,945,484(c)            NRP Mortgage Trust, Series 2013-1, Class B1,
                           3.313%, 7/25/43 (144A)                                                5,931,702
   4,573,033(c)            NRP Mortgage Trust, Series 2013-1, Class B2,
                           3.313%, 7/25/43 (144A)                                                4,507,884
   1,047,529(b)            Pepper Residential Securities Trust No. 18, Series
                           18A, Class A1UA, 2.394% (1 Month USD
                           LIBOR + 95 bps), 3/12/47 (144A)                                       1,048,086
   5,467,825(c)            PMT Loan Trust, Series 2013-J1, Class A11, 3.5%,
                           9/25/43 (144A)                                                        5,571,202

The accompanying notes are an integral part of these financial statements.

30 Pioneer Bond Fund | Semiannual Report | 12/31/17

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
   4,933,626(c)            PMT Loan Trust, Series 2013-J1, Class B3, 3.561%,
                           9/25/43 (144A)                                                 $      4,727,027
   4,800,000               Progress Residential Trust, Series 2017-SFR1,
                           Class B, 3.017%, 8/17/34 (144A)                                       4,736,685
     700,000               Progress Residential Trust, Series 2017-SFR1, Class D,
                           3.565%, 8/17/34 (144A)                                                  694,664
   5,135,000               Progress Residential Trust, Series 2017-SFR2,
                           Class B, 3.196%, 12/17/34 (144A)                                      5,097,694
      48,993               RALI Trust, Series 2003-QS14, Class A1,
                           5.0%, 7/25/18                                                            48,898
     792,213(b)            RESIMAC Premier, Series 2017-1A, Class A1A,
                           2.382% (1 Month USD LIBOR + 95 bps),
                           9/11/48 (144A)                                                          793,399
   3,141,856(c)            Sequoia Mortgage Trust, Series 2012-6, Class A2,
                           1.808%, 12/25/42                                                      2,939,486
   1,662,033(c)            Sequoia Mortgage Trust, Series 2013-1, Class 2A1,
                           1.855%, 2/25/43                                                       1,584,305
   1,833,515(c)            Sequoia Mortgage Trust, Series 2013-2, Class A,
                           1.874%, 2/25/43                                                       1,731,812
   6,045,058(c)            Sequoia Mortgage Trust, Series 2013-4, Class A1,
                           2.325%, 4/25/43                                                       5,872,774
   7,054,198(c)            Sequoia Mortgage Trust, Series 2013-4, Class B1,
                           3.49%, 4/25/43                                                        6,955,299
   5,496,034(c)            Sequoia Mortgage Trust, Series 2013-5, Class A1,
                           2.5%, 5/25/43 (144A)                                                  5,338,023
  12,735,239(c)            Sequoia Mortgage Trust, Series 2013-5, Class A2,
                           3.0%, 5/25/43 (144A)                                                 12,682,005
   8,110,257(c)            Sequoia Mortgage Trust, Series 2013-6, Class A1,
                           2.5%, 5/25/43                                                         7,939,820
   9,323,753(c)            Sequoia Mortgage Trust, Series 2013-7, Class A1,
                           2.5%, 6/25/43                                                         9,068,282
  11,686,588(c)            Sequoia Mortgage Trust, Series 2013-7, Class A2,
                           3.0%, 6/25/43                                                        11,657,372
   9,009,621(c)            Sequoia Mortgage Trust, Series 2013-8, Class A1,
                           3.0%, 6/25/43                                                         8,967,915
     363,691(c)            Sequoia Mortgage Trust, Series 2013-8, Class A2,
                           2.25%, 6/25/43                                                          348,717
   6,928,718               Sequoia Mortgage Trust, Series 2013-9, Class A1,
                           3.5%, 7/25/43 (144A)                                                  7,072,704
     657,099               Sequoia Mortgage Trust, Series 2013-9, Class B1,
                           3.5%, 7/25/43 (144A)                                                    646,450
  10,095,938(c)            Sequoia Mortgage Trust, Series 2013-10, Class A1,
                           3.5%, 8/25/43 (144A)                                                 10,264,732
   6,608,104(c)            Sequoia Mortgage Trust, Series 2013-10, Class B1,
                           3.563%, 8/25/43 (144A)                                                6,693,846
   4,234,564(c)            Sequoia Mortgage Trust, Series 2015-1, Class A2,
                           3.0%, 1/25/45 (144A)                                                  4,200,688

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 31

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
   7,623,092(c)            Sequoia Mortgage Trust, Series 2015-2, Class A1,
                           3.5%, 5/25/45 (144A)                                           $      7,745,976
   8,515,131(c)            Sequoia Mortgage Trust, Series 2015-4, Class A1,
                           3.0%, 11/25/30 (144A)                                                 8,588,523
   4,547,353(c)            Sequoia Mortgage Trust, Series 2016-2, Class A19,
                           3.5%, 8/25/46 (144A)                                                  4,572,223
   3,884,872(c)            Sequoia Mortgage Trust, Series 2016-2, Class B1,
                           3.76%, 8/25/46 (144A)                                                 3,778,907
   1,413,511(c)            Sequoia Mortgage Trust, Series 2017-1, Class A4,
                           3.5%, 2/25/47 (144A)                                                  1,433,337
  10,030,129(c)            Sequoia Mortgage Trust, Series 2017-2, Class A1,
                           3.5%, 3/25/47 (144A)                                                 10,258,004
   7,488,556(c)            Sequoia Mortgage Trust, Series 2017-3, Class A1,
                           3.5%, 4/25/47 (144A)                                                  7,567,244
   3,137,360(c)            Sequoia Mortgage Trust, Series 2017-4, Class A4,
                           3.5%, 7/25/47 (144A)                                                  3,184,297
   8,662,075(c)            Sequoia Mortgage Trust, Series 2017-5, Class A1,
                           3.5%, 8/25/47 (144A)                                                  8,807,914
   5,392,465(c)            Sequoia Mortgage Trust, Series 2017-6, Class A1,
                           3.5%, 9/25/47 (144A)                                                  5,478,065
   8,443,655(c)            Sequoia Mortgage Trust, Series 2017-7, Class A1,
                           3.5%, 10/25/47 (144A)                                                 8,574,108
   8,734,882(c)            Sequoia Mortgage Trust, Series 2017-CH1, Class A2,
                           3.5%, 10/25/47 (144A)                                                 8,805,292
   3,291,127(c)            Sequoia Mortgage Trust, Series 2017-CH2, Class A1,
                           4.0%, 12/25/47 (144A)                                                 3,352,536
   1,105,383(c)            Shellpoint Co-Originator Trust, Series 2016-1,
                           Class 1A10, 3.5%, 11/25/46 (144A)                                     1,116,739
   6,365,266(c)            Shellpoint Co-Originator Trust, Series 2016-1,
                           Class 2A3, 3.0%, 10/25/31 (144A)                                      6,354,079
   6,835,147(c)            Shellpoint Co-Originator Trust, Series 2017-1,
                           Class A1, 3.5%, 4/25/47 (144A)                                        6,909,390
  10,318,464(c)            Shellpoint Co-Originator Trust, Series 2017-2,
                           Class A1, 3.5%, 10/25/47 (144A)                                      10,467,948
   2,573,897(c)            Shellpoint Co-Originator Trust, Series 2017-2,
                           Class B1, 3.744%, 10/25/47 (144A)                                     2,630,604
   3,010,580(c)            Sofi Mortgage Trust, Series 2016-1A, Class 1A4,
                           3.0%, 11/25/46 (144A)                                                 2,940,490
   2,950,000(b)            Starwood Waypoint Homes Trust, Series 2017-1,
                           Class B, 2.661% (1 Month USD LIBOR + 117 bps),
                           1/17/35 (144A)                                                        2,945,834
   7,144,851               Toro Mortgage Funding Trust, Series 2017-RJ1, 4.0%,
                           4/25/74 (144A)                                                        7,305,610
   5,000,000(c)            Towd Point Mortgage Trust, Series 2015-1, Class A3,
                           3.25%, 10/25/53 (144A)                                                5,041,136
   5,337,000(c)            Towd Point Mortgage Trust, Series 2015-2, Class 2M1,
                           3.75%, 11/25/57 (144A)                                                5,463,629

The accompanying notes are an integral part of these financial statements.

32 Pioneer Bond Fund | Semiannual Report | 12/31/17

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
   4,950,114(c)            Towd Point Mortgage Trust, Series 2015-3, Class A1A,
                           3.5%, 3/25/54 (144A)                                           $      5,007,638
  10,346,562(c)            Towd Point Mortgage Trust, Series 2015-3, Class A4B,
                           3.5%, 3/25/54 (144A)                                                 10,461,592
   7,540,000(c)            Towd Point Mortgage Trust, Series 2015-6, Class M1,
                           3.75%, 4/25/55 (144A)                                                 7,828,780
   5,000,000(c)            Towd Point Mortgage Trust, Series 2017-1, Class M1,
                           3.75%, 10/25/56 (144A)                                                5,088,906
  12,015,000(c)            Towd Point Mortgage Trust, Series 2017-2, Class A2,
                           3.25%, 4/25/57 (144A)                                                12,182,596
  10,055,000(c)            Towd Point Mortgage Trust, Series 2017-3, Class A2,
                           3.0%, 7/25/57 (144A)                                                  9,974,281
  11,293,341               Towd Point Mortgage Trust, Series 2017-5, Class XA,
                           3.5%, 2/25/57 (144A)                                                 11,252,488
  12,145,592(c)            Towd Point Mortgage Trust, Series 2017-6, Class A1,
                           2.75%, 10/25/57 (144A)                                               12,103,254
     317,393               Vendee Mortgage Trust, Series 2008-1, Class GD,
                           5.25%, 1/15/32                                                          331,296
     571,580               Vendee Mortgage Trust, Series 2010-1, Class DA,
                           4.25%, 2/15/35                                                          587,789
  11,911,309(d)            Verus Securitization Trust, Series 2017-SG1A,
                           Class A1, 2.69%, 11/25/47 (144A)                                     11,914,475
   4,500,000               Wells Fargo Commercial Mortgage Trust, Series
                           2014-LC16, Class ASB, 3.477%, 8/15/50                                 4,628,089
   3,810,000               Wells Fargo Commercial Mortgage Trust, Series
                           2015-NXS3, Class A4, 3.617%, 9/15/57                                  3,954,343
   8,200,000               Wells Fargo Commercial Mortgage Trust, Series
                           2016-C32, Class A3, 3.294%, 1/15/59                                   8,328,776
     244,924(b)            Wells Fargo Credit Risk Transfer Securities Trust,
                           Series 2015-WF1, Class 1M1, 4.302% (1 Month
                           USD LIBOR + 275 bps), 11/25/25 (144A)                                   245,814
   1,051,254(b)            Wells Fargo Credit Risk Transfer Securities Trust,
                           Series 2015-WF1, Class 2M1, 4.402% (1 Month
                           USD LIBOR + 285 bps), 11/25/25 (144A)                                 1,061,757
   3,900,000(c)            WFRBS Commercial Mortgage Trust, Series 2013-C12,
                           Class D, 4.403%, 3/15/48 (144A)                                       3,641,829
   6,200,000               WFRBS Commercial Mortgage Trust, Series 2013-C16,
                           Class A4, 4.136%, 9/15/46                                             6,618,358
   4,803,670(c)            WinWater Mortgage Loan Trust, Series 2015-2,
                           Class A5, 3.0%, 2/20/45 (144A)                                        4,815,491
   4,208,778(c)            WinWater Mortgage Loan Trust, Series 2015-3,
                           Class A3, 3.5%, 3/20/45 (144A)                                        4,268,626
   7,785,379(c)            WinWater Mortgage Loan Trust, Series 2015-4,
                           Class A3, 3.5%, 6/20/45 (144A)                                        7,854,715
   2,696,778(c)            WinWater Mortgage Loan Trust, Series 2015-5,
                           Class A3, 3.5%, 8/20/45 (144A)                                        2,736,809

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 33

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
   4,454,208(c)            WinWater Mortgage Loan Trust, Series 2015-5,
                           Class B3, 3.798%, 8/20/45 (144A)                               $      4,302,940
   3,197,734(c)            WinWater Mortgage Loan Trust, Series 2016-1,
                           Class 1A5, 3.5%, 1/20/46 (144A)                                       3,235,208
                                                                                          ----------------
                           Total Banks                                                    $  1,085,498,777
----------------------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 0.0%+
                           Specialized Finance -- 0.0%+
   1,980,000(b)            BAMLL Commercial Mortgage Securities Trust, Series
                           2015-ASHF, Class C, 3.477% (1 Month USD
                           LIBOR + 200 bps), 1/15/28 (144A)                               $      1,982,239
                                                                                          ----------------
                           Total Diversified Financials                                   $      1,982,239
----------------------------------------------------------------------------------------------------------
                           ENERGY -- 0.0%+
                           Oil & Gas Exploration & Production -- 0.0%+
   3,000,000(c)            JP Morgan Mortgage Trust, Series 2017-6, Class A13,
                           3.5%, 12/25/48 (144A)                                          $      3,012,996
                                                                                          ----------------
                           Total Energy                                                   $      3,012,996
----------------------------------------------------------------------------------------------------------
                           GOVERNMENT -- 0.7%
                           Government -- 0.7%
     651,560(c)            Fannie Mae Grantor Trust, Series 2004-T2, Class 2A,
                           3.832%, 7/25/43                                                $        687,552
      48,211(b)            Federal Home Loan Mortgage Corp. REMICS, Series
                           3780, Class FE, 1.877% (1 Month USD
                           LIBOR + 40 bps), 12/15/20                                                48,390
   1,610,233               Federal Home Loan Mortgage Corp. Whole Loan
                           Securities Trust, Series 2017-SC02, Class 2A1,
                           3.5%, 5/25/47                                                         1,629,036
         428               Federal National Mortgage Association REMICS,
                           Series 1989-19, Class B, 10.3%, 4/25/19                                     440
     348,255               Federal National Mortgage Association REMICS,
                           Series 2009-36, Class HX, 4.5%, 6/25/29                                 366,979
   1,206,869               Federal National Mortgage Association REMICS,
                           Series 2013-128, Class DV, 3.0%, 6/25/23                              1,220,303
     890,000(c)            FREMF Mortgage Trust, Series 2010-K9, Class B,
                           5.206%, 9/25/45 (144A)                                                  945,606
   2,060,000(c)            FREMF Mortgage Trust, Series 2012-K710, Class B,
                           3.812%, 6/25/47 (144A)                                                2,093,010
   1,400,369(b)            FREMF Mortgage Trust, Series 2014-KF05, Class B,
                           5.372% (1 Month USD LIBOR + 400 bps),
                           9/25/22 (144A)                                                        1,440,238
   3,549,083(b)            FREMF Mortgage Trust, Series 2014-KS02, Class B,
                           6.372% (1 Month USD LIBOR + 500 bps),
                           8/25/23 (144A)                                                        3,534,851
   3,700,000(c)            FREMF Mortgage Trust, Series 2015-K51, Class B,
                           3.953%, 10/25/48 (144A)                                               3,791,685
   1,001,732               Government National Mortgage Association, Series
                           2005-61, Class UZ, 5.25%, 8/16/35                                     1,081,564

The accompanying notes are an integral part of these financial statements.

34 Pioneer Bond Fund | Semiannual Report | 12/31/17

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           Government -- (continued)
     816,354               Government National Mortgage Association, Series
                           2012-130, Class PA, 3.0%, 4/20/41                              $        821,605
     738,983               Government National Mortgage Association, Series
                           2013-169, Class TE, 3.25%, 4/16/27                                      749,491
  69,524,721(c)(e)         Government National Mortgage Association, Series
                           2017-21, Class IO, 0.802%, 10/16/58                                   5,541,294
   8,543,123(d)            Seasoned Credit Risk Transfer Trust, Series 2017-3,
                           Class HT, 2.25%, 7/25/56                                              8,456,550
                                                                                          ----------------
                           Total Government                                               $     32,408,594
----------------------------------------------------------------------------------------------------------
                           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                           (Cost $1,128,559,762)                                          $  1,122,902,606
----------------------------------------------------------------------------------------------------------
                           CORPORATE BONDS -- 34.7% of Net Assets
                           AUTOMOBILES & COMPONENTS -- 0.8%
                           Auto Parts & Equipment -- 0.2%
   6,650,000               Dana Financing Luxembourg S.a.r.l., 6.5%,
                           6/1/26 (144A)                                                  $      7,206,937
----------------------------------------------------------------------------------------------------------
                           Automobile Manufacturers -- 0.6%
   4,975,000               Ford Motor Credit Co., LLC, 2.24%, 6/15/18                     $      4,979,705
   7,025,000               Ford Motor Credit Co., LLC, 3.219%, 1/9/22                            7,068,280
   8,230,000               Ford Motor Credit Co., LLC, 4.389%, 1/8/26                            8,634,874
  10,045,000               Toyota Motor Credit Corp., 2.125%, 7/18/19                           10,045,297
                                                                                          ----------------
                                                                                          $     30,728,156
                                                                                          ----------------
                           Total Automobiles & Components                                 $     37,935,093
----------------------------------------------------------------------------------------------------------
                           BANKS -- 3.5%
                           Diversified Banks -- 2.7%
   6,485,000               Australia & New Zealand Banking Group, Ltd.,
                           4.5%, 3/19/24 (144A)                                           $      6,803,592
   4,600,000(a)(c)         Banco Bilbao Vizcaya Argentaria SA, 9.0% (5 Year
                           USD Swap Rate + 826 bps)                                              4,703,500
   1,150,000               Bank of America Corp., 4.2%, 8/26/24                                  1,211,031
   2,230,000               Banque Ouest Africaine de Developpement, 5.0%,
                           7/27/27 (144A)                                                        2,313,625
   4,450,000               Banque Ouest Africaine de Developpement, 5.5%,
                           5/6/21 (144A)                                                         4,731,596
   5,250,000               Barclays Plc, 3.65%, 3/16/25                                          5,240,639
   3,000,000               Barclays Plc, 4.375%, 1/12/26                                         3,120,660
   1,200,000               BBVA Bancomer SA, 4.375%, 4/10/24 (144A)                              1,251,000
   1,915,000               BBVA Bancomer SA, 6.5%, 3/10/21 (144A)                                2,084,956
  13,040,000(a)(c)         BNP Paribas SA, 7.625% (5 Year USD
                           Swap Rate + 631 bps) (144A)                                          14,344,000
   3,860,000               BPCE SA, 4.875%, 4/1/26 (144A)                                        4,134,121
   3,435,000               Cooperatieve Rabobank UA, 3.875%, 2/8/22                              3,608,073
   7,175,000               Cooperatieve Rabobank UA, 3.95%, 11/9/22                              7,480,646
  11,200,000               Credit Suisse Group Funding Guernsey, Ltd.,
                           3.8%, 9/15/22                                                        11,553,242

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 35

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           Diversified Banks -- (continued)
   4,700,000(a)(c)         Danske Bank AS, 6.125% (7 Year USD Swap
                           Rate + 390 bps)                                                $      5,007,850
   1,305,000               HSBC Bank Plc, 7.65%, 5/1/25                                          1,607,845
  11,106,000(a)(c)         ING Groep NV, 6.5% (5 Year USD Swap Rate + 445 bps)                  12,050,010
  11,275,000               Lloyds Banking Group Plc, 4.65%, 3/24/26                             11,905,327
   5,125,000               Macquarie Bank, Ltd., 4.875%, 6/10/25 (144A)                          5,396,942
     840,000               Macquarie Bank, Ltd., 6.625%, 4/7/21 (144A)                             927,041
   4,500,000               Nordea Bank AB, 4.25%, 9/21/22 (144A)                                 4,721,973
  10,505,000(a)(c)         Royal Bank of Scotland Group Plc, 8.625%
                           (5 Year USD Swap Rate + 760 bps)                                     11,831,256
   2,400,000(a)(c)         Societe Generale SA, 7.375% (5 Year USD Swap
                           Rate + 624 bps) (144A)                                                2,601,120
   4,800,000               Standard Chartered Plc, 3.95%, 1/11/23 (144A)                         4,844,325
   2,250,000(c)            Turkiye Garanti Bankasi AS, 6.125% (5 Year USD
                           Swap Rate + 422 bps), 5/24/27 (144A)                                  2,245,558
                                                                                          ----------------
                                                                                          $    135,719,928
----------------------------------------------------------------------------------------------------------
                           Regional Banks -- 0.6%
   7,000,000               Credit Suisse AG, 1.75%, 1/29/18                               $      7,000,053
   7,378,000               KeyCorp, 5.1%, 3/24/21                                                7,951,082
  12,575,000               SunTrust Bank, 2.45%, 8/1/22                                         12,399,551
                                                                                          ----------------
                                                                                          $     27,350,686
----------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- 0.2%
   7,060,000               Nationwide Building Society, 4.0%, 9/14/26 (144A)              $      7,137,345
   2,500,000(c)            Nationwide Building Society, 4.125% (5 Year
                           USD 1100 Run ICE Swap Rate + 185 bps),
                           10/18/32 (144A)                                                       2,500,846
                                                                                          ----------------
                                                                                          $      9,638,191
                                                                                          ----------------
                           Total Banks                                                    $    172,708,805
----------------------------------------------------------------------------------------------------------
                           CAPITAL GOODS -- 1.9%
                           Aerospace & Defense -- 1.2%
   3,625,000               Embraer Netherlands Finance BV, 5.4%, 2/1/27                   $      3,915,000
   7,472,000               L3 Technologies, Inc., 3.95%, 5/28/24                                 7,778,007
   2,499,000               Leonardo US Holdings, Inc., 6.25%, 1/15/40 (144A)                     2,898,840
  11,310,000               Lockheed Martin Corp., 3.1%, 1/15/23                                 11,491,918
  13,470,000               Rockwell Collins, Inc., 3.2%, 3/15/24                                13,573,277
   7,855,000               Spirit AeroSystems, Inc., 3.85%, 6/15/26                              7,976,316
  10,344,000(d)            United Technologies Corp., 1.778%, 5/4/18                            10,328,181
                                                                                          ----------------
                                                                                          $     57,961,539
----------------------------------------------------------------------------------------------------------
                           Building Products -- 0.6%
   7,680,000               Fortune Brands Home & Security, Inc., 3.0%, 6/15/20            $      7,749,286
   5,500,000               Masco Corp., 4.375%, 4/1/26                                           5,805,250
   1,050,000               Masco Corp., 4.45%, 4/1/25                                            1,113,315
     626,000               Masco Corp., 5.95%, 3/15/22                                             693,065

The accompanying notes are an integral part of these financial statements.

36 Pioneer Bond Fund | Semiannual Report | 12/31/17

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           Building Products -- (continued)
   5,675,000               Owens Corning, 3.4%, 8/15/26                                   $      5,570,223
   5,150,000               Owens Corning, 4.2%, 12/1/24                                          5,395,504
   4,385,000               Standard Industries, Inc., 5.5%, 2/15/23 (144A)                       4,571,363
                                                                                          ----------------
                                                                                          $     30,898,006
----------------------------------------------------------------------------------------------------------
                           Construction & Engineering -- 0.1%
   1,368,000               Amsted Industries, Inc., 5.0%, 3/15/22 (144A)                  $      1,400,490
   1,375,000               Amsted Industries, Inc., 5.375%, 9/15/24 (144A)                       1,430,000
                                                                                          ----------------
                                                                                          $      2,830,490
----------------------------------------------------------------------------------------------------------
                           Industrial Conglomerates -- 0.0%+
   1,392,000               General Electric Co., 5.3%, 2/11/21                            $      1,503,069
                                                                                          ----------------
                           Total Capital Goods                                            $     93,193,104
----------------------------------------------------------------------------------------------------------
                           COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                           Environmental & Facilities Services -- 0.1%
   2,678,000               Republic Services, Inc., 2.9%, 7/1/26                          $      2,622,256
----------------------------------------------------------------------------------------------------------
                           Research & Consulting Services -- 0.1%
   5,942,000               Verisk Analytics, Inc., 5.5%, 6/15/45                          $      6,923,002
                                                                                          ----------------
                           Total Commercial Services & Supplies                           $      9,545,258
----------------------------------------------------------------------------------------------------------
                           CONSUMER DURABLES & APPAREL -- 0.1%
                           Homebuilding -- 0.1%
   5,120,000               Lennar Corp., 4.75%, 4/1/21                                    $      5,324,800
                                                                                          ----------------
                           Total Consumer Durables & Apparel                              $      5,324,800
----------------------------------------------------------------------------------------------------------
                           CONSUMER SERVICES -- 0.2%
                           Education Services -- 0.2%
   1,100,000               Massachusetts Institute of Technology, 5.6%, 7/1/11            $      1,518,856
   2,600,000               President & Fellows of Harvard College, 2.3%, 10/1/23                 2,546,726
   3,550,000               Tufts University, 5.017%, 4/15/12                                     4,057,204
                                                                                          ----------------
                                                                                          $      8,122,786
----------------------------------------------------------------------------------------------------------
                           Specialized Consumer Services -- 0.0%+
   2,548,000               Ashtead Capital, Inc., 4.375%, 8/15/27 (144A)                  $      2,586,220
                                                                                          ----------------
                           Total Consumer Services                                        $     10,709,006
----------------------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 3.3%
                           Asset Management & Custody Banks -- 0.5%
  10,345,000(b)            Bank of New York Mellon Corp., 2.428% (3 Month
                           USD LIBOR + 105 bps), 10/30/23                                 $     10,628,527
   1,725,000               Blackstone Holdings Finance Co., LLC, 5.0%,
                           6/15/44 (144A)                                                        1,994,797
   6,445,000               Blackstone Holdings Finance Co., LLC, 6.25%,
                           8/15/42 (144A)                                                        8,443,354
   2,985,000               Legg Mason, Inc., 3.95%, 7/15/24                                      3,053,821
   2,175,000               Legg Mason, Inc., 4.75%, 3/15/26                                      2,330,447
                                                                                          ----------------
                                                                                          $     26,450,946
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 37

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           Consumer Finance -- 0.8%
   2,250,000               Ally Financial, Inc., 4.625%, 3/30/25                          $      2,362,500
   5,050,000               Ally Financial, Inc., 5.125%, 9/30/24                                 5,460,312
   1,465,000               Capital One Bank USA NA, 8.8%, 7/15/19                                1,599,700
   9,675,000               Capital One Financial Corp., 3.75%, 4/24/24                           9,939,256
   2,300,000               General Motors Financial Co., Inc., 3.7%, 11/24/20                    2,361,141
  10,710,000               General Motors Financial Co., Inc., 4.0%, 1/15/25                    11,004,202
   6,200,000               Hyundai Capital America, 2.0%, 3/19/18 (144A)                         6,198,047
                                                                                          ----------------
                                                                                          $     38,925,158
----------------------------------------------------------------------------------------------------------
                           Diversified Capital Markets -- 0.5%
   4,975,000(a)(c)         Credit Suisse Group AG, 7.125% (5 Year USD
                           Swap Rate + 511 bps)                                           $      5,445,137
   4,031,000               GE Capital International Funding Co. Unlimited Co.,
                           2.342%, 11/15/20                                                      4,012,415
   6,900,000(b)            ICBCIL Finance Co., Ltd., 3.083% (3 Month USD
                           LIBOR + 167 bps), 11/13/18 (144A)                                     6,950,257
   2,730,000               Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)                           2,908,481
   8,347,000(a)(c)         UBS Group AG, 7.125% (5 Year USD Swap
                           Rate + 588 bps)                                                       9,079,866
                                                                                          ----------------
                                                                                          $     28,396,156
----------------------------------------------------------------------------------------------------------
                           Investment Banking & Brokerage -- 0.6%
   3,415,000               E*TRADE Financial Corp., 2.95%, 8/24/22                        $      3,386,171
   7,891,000(c)            Goldman Sachs Group, Inc., 3.272% (3 Month USD
                           LIBOR + 120 bps), 9/29/25                                             7,859,205
   5,450,000               Morgan Stanley, 4.1%, 5/22/23                                         5,678,034
     300,000               Morgan Stanley, 4.875%, 11/1/22                                         323,047
     643,000               North American Development Bank, 2.3%, 10/10/18                         644,906
   6,200,000               TD Ameritrade Holding Corp., 3.3%, 4/1/27                             6,256,348
   4,900,000               UBS AG, 7.625%, 8/17/22                                               5,724,180
                                                                                          ----------------
                                                                                          $     29,871,891
----------------------------------------------------------------------------------------------------------
                           Other Diversified Financial Services -- 0.3%
  12,300,000               Hyundai Capital Services, Inc., 3.0%, 8/29/22 (144A)           $     12,094,663
   1,350,000+(c)(h)        Tiers Trust, 7.697%, 10/15/97 (144A)                                  1,878,994
                                                                                          ----------------
                                                                                          $     13,973,657
----------------------------------------------------------------------------------------------------------
                           Specialized Finance -- 0.6%
     800,000               Broadcom Corp. / Broadcom Cayman Finance Ltd.,
                           3.125%, 1/15/25 (144A)                                         $        764,772
   2,980,000               Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                         3,225,697
  13,250,000               MassMutual Global Funding II, 2.75%, 6/22/24 (144A)                  13,190,812
  11,625,000               USAA Capital Corp., 2.45%, 8/1/20 (144A)                             11,620,875
                                                                                          ----------------
                                                                                          $     28,802,156
                                                                                          ----------------
                           Total Diversified Financials                                   $    166,419,964
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Bond Fund | Semiannual Report | 12/31/17

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           ENERGY -- 4.8%
                           Integrated Oil & Gas -- 0.7%
   6,360,000               BP Capital Markets Plc, 3.062%, 3/17/22                        $      6,477,672
   5,965,000               Petroleos Mexicanos, 3.5%, 1/30/23                                    5,839,735
   3,525,000               Petroleos Mexicanos, 6.5%, 3/13/27 (144A)                             3,852,825
   3,220,000               Petroleos Mexicanos, 6.5%, 3/13/27 (144A)                             3,519,460
   4,750,000               Sinopec Group Overseas Development 2014, Ltd.,
                           4.375%, 4/10/24 (144A)                                                5,038,866
  10,050,000               Sinopec Group Overseas Development 2015, Ltd.,
                           2.5%, 4/28/20 (144A)                                                  9,997,002
                                                                                          ----------------
                                                                                          $     34,725,560
----------------------------------------------------------------------------------------------------------
                           Oil & Gas Drilling -- 0.2%
   6,185,000               Rowan Cos., Inc., 4.75%, 1/15/24                               $      5,442,800
   3,605,000               Rowan Cos., Inc., 5.85%, 1/15/44                                      2,811,900
                                                                                          ----------------
                                                                                          $      8,254,700
----------------------------------------------------------------------------------------------------------
                           Oil & Gas Equipment & Services -- 0.0%+
   2,250,000               Halliburton Co., 7.6%, 8/15/96 (144A)                          $      3,194,485
----------------------------------------------------------------------------------------------------------
                           Oil & Gas Exploration & Production -- 0.4%
   6,585,000               Canadian Natural Resources, Ltd., 6.25%, 3/15/38               $      8,223,298
   2,830,000               Canadian Natural Resources, Ltd., 6.75%, 2/1/39                       3,643,721
   5,275,000               CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24                          5,561,032
   1,770,000               Newfield Exploration Co., 5.375%, 1/1/26                              1,871,775
   1,400,000               Newfield Exploration Co., 5.625%, 7/1/24                              1,505,000
                                                                                          ----------------
                                                                                          $     20,804,826
----------------------------------------------------------------------------------------------------------
                           Oil & Gas Refining & Marketing -- 0.4%
     725,000               Motiva Enterprises LLC, 5.75%, 1/15/20 (144A)                  $        765,679
   3,800,000               Motiva Enterprises LLC, 6.85%, 1/15/40 (144A)                         4,772,257
   8,468,000               Valero Energy Corp., 6.625%, 6/15/37                                 11,160,095
   2,890,000               Valero Energy Corp., 9.375%, 3/15/19                                  3,129,996
                                                                                          ----------------
                                                                                          $     19,828,027
----------------------------------------------------------------------------------------------------------
                           Oil & Gas Storage & Transportation -- 3.1%
   9,940,000               Andeavor Logistics LP / Tesoro Logistics Finance
                           Corp., 4.25%, 12/1/27                                          $     10,025,312
   8,985,000               Boardwalk Pipelines LP, 4.95%, 12/15/24                               9,625,555
   5,595,000               Cheniere Energy Partners LP, 5.25%, 10/1/25 (144A)                    5,692,913
     750,000               DCP Midstream Operating LP, 5.35%, 3/15/20 (144A)                       781,875
   2,900,000               DCP Midstream Operating LP, 9.75%, 3/15/19 (144A)                     3,135,625
   8,361,000               Enable Midstream Partners LP, 3.9%, 5/15/24                           8,411,688
   3,629,000               Enable Midstream Partners LP, 4.4%, 3/15/27                           3,690,207
   4,207,000               Energy Transfer LP, 6.5%, 2/1/42                                      4,763,650
   4,675,000               Kinder Morgan Energy Partners LP, 4.25%, 9/1/24                       4,841,805
   6,155,000               Kinder Morgan, Inc., 5.05%, 2/15/46                                   6,388,498
  10,050,000               Kinder Morgan, Inc., 5.55%, 6/1/45                                   10,998,661

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 39

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           Oil & Gas Storage & Transportation -- (continued)
   4,725,000               MPLX LP, 4.125%, 3/1/27                                        $      4,839,527
   3,875,000               MPLX LP, 4.875%, 12/1/24                                              4,176,861
   3,045,000               MPLX LP, 4.875%, 6/1/25                                               3,263,387
   3,875,000               MPLX LP, 5.5%, 2/15/23                                                3,987,685
  12,125,000               Phillips 66 Partners LP, 3.75%, 3/1/28                               12,130,538
   9,165,000               Plains All American Pipeline LP / PAA Finance Corp.,
                           4.65%, 10/15/25                                                       9,444,455
  10,675,000               Sabine Pass Liquefaction LLC, 5.0%, 3/15/27                          11,455,088
   2,475,000               Spectra Energy Capital LLC, 6.2%, 4/15/18                             2,501,867
   1,500,000               Spectra Energy Capital LLC, 6.75%, 7/15/18                            1,533,853
   3,575,000               Sunoco Logistics Partners Operations LP,
                           5.35%, 5/15/45                                                        3,552,525
   4,675,000               Sunoco Logistics Partners Operations LP,
                           5.4%, 10/1/47                                                         4,706,571
     786,000               Sunoco Logistics Partners Operations LP,
                           6.1%, 2/15/42                                                           837,192
   7,266,000               Targa Resources Partners LP / Targa Resources
                           Partners Finance Corp., 5.0%, 1/15/28 (144A)                          7,247,835
   5,115,000               TransCanada PipeLines, Ltd., 1.875%, 1/12/18                          5,114,898
   2,475,000               Williams Cos., Inc., 7.75%, 6/15/31                                   3,050,438
   8,230,000               Williams Partners LP, 5.1%, 9/15/45                                   9,051,117
                                                                                          ----------------
                                                                                          $    155,249,626
                                                                                          ----------------
                           Total Energy                                                   $    242,057,224
----------------------------------------------------------------------------------------------------------
                           FOOD & STAPLES RETAILING -- 0.4%
                           Drug Retail -- 0.2%
     650,000               CVS Health Corp., 2.25%, 8/12/19                               $        648,035
     536,280               CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)                          569,958
   2,686,810               CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                        3,020,979
   1,846,388               CVS Pass-Through Trust, 5.926%, 1/10/34 (144A)                        2,104,787
   3,515,767               CVS Pass-Through Trust, 6.036%, 12/10/28                              3,908,432
                                                                                          ----------------
                                                                                          $     10,252,191
----------------------------------------------------------------------------------------------------------
                           Food Retail -- 0.2%
   7,040,000               Alimentation Couche-Tard, Inc., 3.55%,
                           7/26/27 (144A)                                                 $      7,033,482
                                                                                          ----------------
                           Total Food & Staples Retailing                                 $     17,285,673
----------------------------------------------------------------------------------------------------------
                           FOOD, BEVERAGE & TOBACCO -- 1.6%
                           Brewers -- 0.1%
   4,350,000(b)            Anheuser-Busch InBev Finance, Inc., 2.641%
                           (3 Month USD LIBOR + 126 bps), 2/1/21                          $      4,488,884
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Bond Fund | Semiannual Report | 12/31/17

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           Distillers & Vintners -- 0.4%
   8,525,000               Constellation Brands, Inc., 3.7%, 12/6/26                      $      8,765,685
   5,300,000               Pernod Ricard SA, 3.25%, 6/8/26 (144A)                                5,323,155
   4,277,000               Pernod Ricard SA, 4.45%, 1/15/22 (144A)                               4,543,151
                                                                                          ----------------
                                                                                          $     18,631,991
----------------------------------------------------------------------------------------------------------
                           Packaged Foods & Meats -- 0.8%
  12,220,000(b)            Kraft Heinz Foods Co., 1.98% (3 Month USD
                           LIBOR + 57 bps), 2/10/21                                       $     12,250,701
  10,040,000               Kraft Heinz Foods Co., 3.95%, 7/15/25                                10,370,027
   4,119,000               Mondelez International Holdings Netherlands BV,
                           2.0%, 10/28/21 (144A)                                                 4,007,230
   2,500,000               Smithfield Foods, Inc., 2.65%, 10/3/21 (144A)                         2,466,833
   6,375,000               Smithfield Foods, Inc., 2.7%, 1/31/20 (144A)                          6,333,399
   3,430,000(b)            Tyson Foods, Inc., 1.891% (3 Month USD
                           LIBOR + 45 bps), 8/21/20                                              3,437,974
   3,075,000(b)            Tyson Foods, Inc., 2.037% (3 Month USD
                           LIBOR + 55 bps), 6/2/20                                               3,091,848
                                                                                          ----------------
                                                                                          $     41,958,012
----------------------------------------------------------------------------------------------------------
                           Tobacco -- 0.3%
  14,708,000               Reynolds American, Inc., 4.45%, 6/12/25                        $     15,682,339
                                                                                          ----------------
                           Total Food, Beverage & Tobacco                                 $     80,761,226
----------------------------------------------------------------------------------------------------------
                           HEALTH CARE EQUIPMENT & SERVICES -- 1.0%
                           Health Care Distributors -- 0.3%
   9,390,000               AmerisourceBergen Corp., 3.45%, 12/15/27                       $      9,311,862
   8,000,000               Cardinal Health, Inc., 3.079%, 6/15/24                                7,875,297
                                                                                          ----------------
                                                                                          $     17,187,159
----------------------------------------------------------------------------------------------------------
                           Health Care Equipment -- 0.2%
   8,766,000               Becton Dickinson and Co., 3.734%, 12/15/24                     $      8,978,104
----------------------------------------------------------------------------------------------------------
                           Health Care Facilities -- 0.1%
   2,400,000               NYU Hospitals Center, 4.428%, 7/1/42                           $      2,589,806
----------------------------------------------------------------------------------------------------------
                           Managed Health Care -- 0.4%
  12,285,000               Anthem, Inc., 3.35%, 12/1/24                                   $     12,463,410
   3,630,000               Humana, Inc., 3.95%, 3/15/27                                          3,758,446
   4,155,000               Molina Healthcare, Inc., 5.375%, 11/15/22                             4,331,588
                                                                                          ----------------
                                                                                          $     20,553,444
                                                                                          ----------------
                           Total Health Care Equipment & Services                         $     49,308,513
----------------------------------------------------------------------------------------------------------
                           HOUSEHOLD & PERSONAL PRODUCTS -- 0.2%
                           Household Products -- 0.2%
   8,203,000               Church & Dwight Co., Inc., 2.45%, 8/1/22                       $      8,102,539
                                                                                          ----------------
                           Total Household & Personal Products                            $      8,102,539
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 41

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           INSURANCE -- 4.6%
                           Insurance Brokers -- 0.2%
  10,625,000               Brown & Brown, Inc., 4.2%, 9/15/24                             $     11,137,819
----------------------------------------------------------------------------------------------------------
                           Life & Health Insurance -- 0.6%
   7,000,000               Aflac, Inc., 3.625%, 11/15/24                                  $      7,321,991
     800,000(b)            AIG Global Funding, 2.175% (3 Month USD
                           LIBOR + 48 bps), 7/2/20 (144A)                                          802,715
   2,425,000               Principal Life Global Funding II, 1.5%,
                           4/18/19 (144A)                                                        2,404,090
   4,250,000               Protective Life Corp., 7.375%, 10/15/19                               4,606,327
   3,680,000               Protective Life Global Funding, 2.615%,
                           8/22/22 (144A)                                                        3,627,441
   1,090,000               Prudential Financial, Inc., 4.5%, 11/16/21                            1,168,230
   3,950,000               Teachers Insurance & Annuity Association of America,
                           4.27%, 5/15/47 (144A)                                                 4,177,287
   4,120,000               Teachers Insurance & Annuity Association of America,
                           4.9%, 9/15/44 (144A)                                                  4,712,768
     690,000               Teachers Insurance & Annuity Association of America,
                           6.85%, 12/16/39 (144A)                                                  974,861
                                                                                          ----------------
                                                                                          $     29,795,710
----------------------------------------------------------------------------------------------------------
                           Multi-line Insurance -- 0.4%
   5,985,000               American International Group, Inc., 3.875%, 1/15/35            $      6,007,573
   2,335,000               AXA SA, 8.6%, 12/15/30                                                3,359,481
   5,325,000               Liberty Mutual Insurance Co., 7.697%,
                           10/15/97 (144A)                                                       7,804,384
                                                                                          ----------------
                                                                                          $     17,171,438
----------------------------------------------------------------------------------------------------------
                           Property & Casualty Insurance -- 0.5%
     750,000(b)            Citrus Re, Ltd., 4/9/20 (144A)                                 $        759,000
   2,000,000(b)            Citrus Re, Ltd., 6.543% (3 Month Treasury
                           Bill + 516 bps), 4/9/18 (144A)                                        2,014,200
   9,100,000               CNA Financial Corp., 4.5%, 3/1/26                                     9,685,327
   1,850,000               Delphi Financial Group, Inc., 7.875%, 1/31/20                         2,038,070
   9,610,000(c)            Farmers Insurance Exchange, 4.747% (3 Month USD
                           LIBOR + 323 bps), 11/1/57 (144A)                                      9,636,908
                                                                                          ----------------
                                                                                          $     24,133,505
----------------------------------------------------------------------------------------------------------
                           Reinsurance -- 2.9%
   1,350,000+(f)(g)        Ailsa 2017 Segregated Account (Artex SAC, Ltd.),
                           Variable Rate Notes, 6/15/18                                   $      1,342,647
   1,700,000(b)            Alamo Re, Ltd., 5.133% (3 Month Treasury
                           Bill + 375 bps), 6/8/20 (144A) (Cat Bond)                             1,715,300
   2,750,000(b)            Alamo Re, Ltd., 6.193% (3 Month Treasury
                           Bill + 481 bps), 6/7/18 (144A) (Cat Bond)                             2,761,275
     500,000(b)            Aozora Re, Ltd., 3.549% (6 Month USD
                           LIBOR + 220 bps), 4/7/20 (144A) (Cat Bond)                              502,100

The accompanying notes are an integral part of these financial statements.

42 Pioneer Bond Fund | Semiannual Report | 12/31/17

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           Reinsurance -- (continued)
     900,000+(f)(g)        Arlington Segregated Account (Artex SAC, Ltd.),
                           Variable Rate Notes, 8/1/18                                    $         43,740
     750,000+(f)(g)        Arlington Segregated Account (Artex SAC, Ltd.),
                           Variable Rate Notes, 8/31/18                                             97,875
     500,000(b)            Atlas IX Capital, DAC, 4.525% (3 Month USD
                           LIBOR + 325 bps), 1/17/19 (144A) (Cat Bond)                             505,400
   2,000,000+(f)(g)        Berwick 2016-1 Segregated Account (Artex SAC, Ltd.),
                           Variable Rate Notes, 2/1/18                                              95,000
     800,000+(f)(g)        Berwick Segregated Account (Artex SAC, Ltd.),
                           Variable Rate Notes, 7/1/18                                              24,000
   2,000,000+(f)(g)        Berwick Segregated Account (Artex SAC, Ltd.),
                           Variable Rate Notes, 2/1/19                                           2,006,705
   1,250,000+(f)(g)        Blue Lotus Re, Ltd., Variable Rate Notes, 12/31/21                    1,250,000
   1,350,000(b)            Caelus Re IV, Ltd., 6.876% (3 Month Treasury
                           Bill + 549 bps), 3/6/20 (144A) (Cat Bond)                             1,395,630
     750,000(b)            Caelus Re V, Ltd., 4.636% (3 Month Treasury
                           Bill + 325 bps), 6/5/20 (144A) (Cat Bond)                               737,625
   1,000,000(b)            Caelus Re V, Ltd., 5.886% (3 Month Treasury
                           Bill + 450 bps), 6/5/20 (144A) (Cat Bond)                               949,800
   3,600,000+(f)(g)        Carnoustie 2016-N Segregated Account (Artex
                           SAC, Ltd.), Variable Rate Notes, 11/30/20                               389,520
   4,500,000+(f)(g)        Carnoustie 2017-N Segregated Account (Artex
                           SAC, Ltd.), Variable Rate Notes, 11/30/21                             4,050,000
   3,000,000+(f)(g)        Carnoustie Segregated Account (Artex SAC, Ltd.),
                           Variable Rate Notes, 7/1/18                                              61,200
   1,400,000(b)            Casablanca Re, Ltd., 5.008% (6 Month USD
                           LIBOR + 375 bps), 6/4/20 (Cat Bond)                                   1,400,560
   1,300,000+(f)(g)        Castle Stuart Housing Association Re, Ltd., Variable
                           Rate Notes, 12/1/21                                                   1,300,000
   2,000,000+(f)(g)        Denning Segregated Account (Artex SAC, Ltd.),
                           Variable Rate Notes, 8/15/18                                          1,988,889
       2,176+(f)(g)        Eden Re II, Ltd., Variable Rate Notes, 4/23/19 (144A)                   135,852
   1,590,000+(f)(g)        Eden Re II, Ltd., Variable Rate Notes, 3/22/21 (144A)                 1,534,986
   3,366,000+(f)(g)        Eden Re II, Ltd., Variable Rate Notes, 3/22/21 (144A)                 3,245,160
   2,500,000+(f)(g)        Eden Re II, Ltd., Variable Rate Notes, 3/22/22 (144A)                 2,500,000
   1,300,000(b)            Galilei Re, Ltd., 5.625% (6 Month USD
                           LIBOR + 450 bps), 1/8/20 (144A) (Cat Bond)                            1,313,000
   1,500,000(b)            Galilei Re, Ltd., 5.645% (6 Month USD
                           LIBOR + 450 bps), 1/8/21 (144A) (Cat Bond)                            1,519,050
   1,300,000(b)            Galilei Re, Ltd., 6.375% (6 Month USD
                           LIBOR + 525 bps), 1/8/20 (144A) (Cat Bond)                            1,298,960
   1,200,000(b)            Galilei Re, Ltd., 6.395% (6 Month USD
                           LIBOR + 525 bps), 1/8/21 (144A) (Cat Bond)                            1,198,200
   1,400,000(b)            Galilei Re, Ltd., 7.375% (6 Month USD
                           LIBOR + 625 bps), 1/8/20 (144A) (Cat Bond)                            1,379,000
   1,500,000(b)            Galilei Re, Ltd., 7.395% (6 Month USD
                           LIBOR + 625 bps), 1/8/21 (144A) (Cat Bond)                            1,460,850

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 43

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           Reinsurance -- (continued)
   1,000,000+(f)(g)        Gleneagles Re, Group, Variable Rate Notes, 12/31/21            $      1,000,000
   3,500,000+(f)(g)        Gleneagles Segregated Account (Artex SAC, Ltd.),
                           Variable Rate Notes, 11/30/20                                           410,200
   2,800,000(b)            Golden State Re II, Ltd., 3.591% (3 Month Treasury
                           Bill + 220 bps), 1/8/19 (144A) (Cat Bond)                             2,806,720
   5,100,000+(f)(g)        Gullane Segregated Account (Artex SAC, Ltd.),
                           Variable Rate Notes, 4/29/18                                          4,842,450
   5,100,000+(f)(g)        Gullane Segregated Account (Artex SAC, Ltd.),
                           Variable Rate Notes, 11/30/20                                           111,180
   2,000,000+(f)(g)        Harambee Co-operative Savings and Credit
                           Society, Ltd., Variable Rate Notes, 12/31/21                          2,000,000
   1,700,000(b)            International Bank for Reconstruction & Development,
                           8.388% (6 Month USD LIBOR + 690 bps), 7/15/20
                           (144A) (Cat Bond)                                                     1,699,745
   2,600,000(b)            Kilimanjaro II Re, Ltd., 7.544% (6 Month USD
                           LIBOR + 600 bps), 4/20/21 (144A) (Cat Bond)                           2,523,040
   3,500,000(b)            Kilimanjaro II Re, Ltd., 9.044% (6 Month USD
                           LIBOR + 750 bps), 4/20/21 (144A) (Cat Bond)                           3,325,350
     700,000(b)            Kilimanjaro Re, Ltd., 5.144% (3 Month Treasury
                           Bill + 375 bps), 11/25/19 (144A) (Cat Bond)                             703,290
     350,000(b)            Kilimanjaro Re, Ltd., 5.894% (3 Month Treasury
                           Bill + 450 bps), 4/30/18 (144A) (Cat Bond)                              342,790
   3,700,000(b)            Kilimanjaro Re, Ltd., 6.144% (3 Month Treasury
                           Bill + 475 bps), 4/30/18 (144A) (Cat Bond)                            3,711,100
   3,000,000(b)            Kilimanjaro Re, Ltd., Series 2015-1, Class E,
                           8.144% (3 Month Treasury Bill + 675 bps),
                           12/6/19 (144A) (Cat Bond)                                             3,003,900
   1,500,000(b)            Kilimanjaro Re, Ltd., Series 2015-1, Class D,
                           10.644% (3 Month Treasury Bill + 925 bps),
                           12/6/19 (144A) (Cat Bond)                                             1,450,050
   2,800,000+(f)(g)        Kingsbarns Segregated Account (Artex SAC, Ltd.),
                           Variable Rate Notes, 5/1/18                                           1,981,417
     600,000+(f)(g)        Limestone Re, Ltd., Variable Rate Notes, Series
                           2016-1, Class A Voting, 8/31/21                                         553,140
   1,750,000+(f)(g)        Limestone Re, Ltd., Variable Rate Notes, Series
                           2016-1, Class A Non Voting, 8/31/21                                   1,613,325
     250,000(b)            Loma Reinsurance Bermuda, Ltd., 8.24%
                           (ZERO + 824 bps), 1/8/18 (144A) (Cat Bond)                              243,025
   4,000,000(b)            Long Point Re III, Ltd., 3.5% (ZERO + 350 bps),
                           5/23/18 (144A) (Cat Bond)                                             4,012,800
   4,050,000+(f)(g)        Lorenz Re, Ltd. (Prime, Ltd.), Variable Rate
                           Notes, 3/31/19                                                          226,800
   3,000,000+(f)(g)        Lorenz Re, Ltd. (Prime, Ltd.), Variable Rate
                           Notes, 3/31/20                                                        2,487,600
   2,000,000+(f)(g)        Madison Re, Variable Rate Notes, 3/31/19                                127,000
   1,500,000+(f)(g)        Madison Re, Variable Rate Notes, 3/31/20                                972,150
   7,000,000+(f)(g)        Merion Re, Inc., Variable Rate Notes, 12/31/21                        7,000,000

The accompanying notes are an integral part of these financial statements.

44 Pioneer Bond Fund | Semiannual Report | 12/31/17

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           Reinsurance -- (continued)
   1,000,000+(f)(g)        Oakmont 2017 Segregated Account (Artex SAC, Ltd.),
                           Variable Rate Notes, 4/1/18                                    $        894,700
   3,600,000+(f)(g)        Pangaea Re Segregated Account (Artex SAC, Ltd.),
                           Series 2015-1, Variable Rate Notes, 2/1/19                               11,160
   4,000,000+(f)(g)        Pangaea Re Segregated Account (Artex SAC, Ltd.),
                           Series 2015-2, Variable Rate Notes, 7/1/19                               41,600
   4,500,000+(f)(g)        Pangaea Re Segregated Account (Artex SAC, Ltd.),
                           Series 2016-1, Variable Rate Notes, 2/1/20                              297,450
   3,000,000+(f)(g)        Pangaea Re Segregated Account (Artex SAC, Ltd.),
                           Series 2016-2, Variable Rate Notes, 11/30/20                            197,400
   3,000,000+(f)(g)        Pangaea Re Segregated Account (Artex SAC, Ltd.),
                           Series 2017-1, Variable Rate Notes, 2/1/21                            2,470,800
   1,584,361+(f)(g)        Pangaea Re Segregated Account (Artex SAC, Ltd.),
                           Series 2018-1, Principal at Risk Notes, 12/31/21                      1,584,361
   3,200,000(b)            PennUnion Re, Ltd., 5.883% (3 Month Treasury
                           Bill + 450 bps), 12/7/18 (144A) (Cat Bond)                            3,209,280
   4,000,000+(f)(g)        Pinehurst Segregated Account (Artex SAC, Ltd.),
                           Variable Rate Notes, 1/16/18                                          3,998,748
   1,000,000+(f)(g)        Prestwick Segregated Account (Artex SAC, Ltd.),
                           Variable Rate Notes, 7/1/18                                              17,000
   2,000,000(b)            Queen Street XI Re, DAC, 7.533% (3 Month Treasury
                           Bill + 615 bps), 6/7/19 (144A) (Cat Bond)                             2,006,400
   2,500,000(b)            Residential Reinsurance 2016, Ltd., 5.313%
                           (3 Month Treasury Bill + 393 bps), 12/6/20
                           (144A) (Cat Bond)                                                     2,497,750
   3,600,000+(f)(g)        Resilience Re, Ltd., Variable Rate Notes, 4/6/18                      3,164,760
   1,800,000+(f)(g)        Resilience Re, Ltd., Variable Rate Notes, 6/4/18                      1,792,620
   2,200,000+(f)(g)        Resilience Re, Ltd., Variable Rate Notes,
                           1/8/19 (144A)                                                         2,200,000
   3,600,000+(f)(g)        Resilience Re, Ltd., Variable Rate Notes,
                           1/8/19 (144A)                                                         3,600,000
   2,550,000(b)            Sanders Re, Ltd., 4.343% (3 Month Treasury
                           Bill + 296 bps), 5/25/18 (144A) (Cat Bond)                            2,548,215
   1,600,000(b)            Sanders Re, Ltd., 4.514% (6 Month USD
                           LIBOR + 300 bps), 12/6/21 (144A) (Cat Bond)                           1,596,000
       3,874+(f)(g)        Sector Re V, Ltd. (Swiss Re), Series 6, Class A,
                           Variable Rate Notes, 3/1/21 (144A)                                      208,975
       1,399+(f)(g)        Sector Re V, Ltd. (Swiss Re), Series 6, Class B,
                           Variable Rate Notes, 3/1/21 (144A)                                       17,290
   1,100,000+(f)(g)        Sector Re V, Ltd. (Swiss Re), Series 6, Class D,
                           Variable Rate Notes, 12/1/21 (144A)                                   1,090,100
   2,400,000+(f)(g)        Sector Re V, Ltd. (Swiss Re), Series 7, Class G,
                           Variable Rate Notes, 3/1/22 (144A)                                    2,115,120
     500,000+(f)(g)        Sector Re V, Ltd., Variable Rate Notes, 12/1/22 (144A)                  500,750
     500,000+(f)(g)        Sector Re V, Ltd., Variable Rate Notes, 12/1/22 (144A)                  500,750
   1,700,000+(f)(g)        Silverton Re, Ltd., Variable Rate Notes, 9/17/18 (144A)                  25,500
   2,000,000+(f)(g)        Silverton Re, Ltd., Variable Rate Notes, 9/16/19 (144A)               1,700,000

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 45

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           Reinsurance -- (continued)
   1,000,000(b)            Skyline Re, Ltd., 3.883% (3 Month Treasury
                           Bill + 250 bps), 1/6/20 (144A) (Cat Bond)                      $        994,700
   2,000,000+(f)(g)        St. Andrews Segregated Account (Artex SAC, Ltd.),
                           Variable Rate Notes, 2/1/18                                             281,200
   1,737,984+(f)(g)        St. Andrews Segregated Account (Artex SAC, Ltd.),
                           Variable Rate Notes, 4/1/18                                           1,791,490
   1,300,000+(f)(g)        St. Andrews Segregated Account (Artex SAC, Ltd.),
                           Variable Rate Notes, 7/1/18                                              25,610
   3,000,000+(f)(g)        St. Andrews Segregated Account (Artex SAC, Ltd.),
                           Variable Rate Notes, 2/1/19                                           3,118,273
   1,520,000+(f)(g)        Sunningdale 2017 Segregated Account (Artex
                           SAC, Ltd.), Variable Rate Notes, 1/16/18                              1,519,078
     500,000+(f)(g)        Thopas Re, Ltd., Variable Rate Notes, 12/31/21                          500,000
   2,700,000(b)            Ursa Re, Ltd., 3.5% (ZERO + 350 bps), 5/27/20
                           (144A) (Cat Bond)                                                     2,698,380
   3,000,000(b)            Ursa Re, Ltd., 4.0% (ZERO + 400 bps), 12/10/19
                           (144A) (Cat Bond)                                                     2,959,200
     800,000(b)            Ursa Re, Ltd., 6.0% (ZERO + 600 bps), 5/27/20
                           (144A) (Cat Bond)                                                       802,160
   4,000,000+(f)(g)        Versutus, Ltd. (MMC Securities), Series 2016-A,
                           Variable Rate Notes, 11/30/20                                           170,400
   4,000,000+(f)(g)        Versutus, Ltd. (MMC Securities), Series 2017-A,
                           Variable Rate Notes, 11/30/21                                         3,929,200
   1,000,000+(f)(g)        Viribus Unitis Media Re, AG, Variable Rate
                           Notes, 12/31/21                                                       1,000,000
   1,750,000(b)            Vitality Re V, Ltd., 3.133% (3 Month Treasury
                           Bill + 175 bps), 1/7/19 (144A) (Cat Bond)                             1,745,100
   2,900,000(b)            Vitality Re VII, Ltd., 3.533% (3 Month Treasury
                           Bill + 215 bps), 1/7/20 (144A) (Cat Bond)                             2,916,820
   1,000,000(b)            Vitality Re VII, Ltd., 4.033% (3 Month Treasury
                           Bill + 265 bps), 1/7/20 (144A) (Cat Bond)                             1,012,300
                                                                                          ----------------
                                                                                          $    149,100,036
                                                                                          ----------------
                           Total Insurance                                                $    231,338,508
----------------------------------------------------------------------------------------------------------
                           MATERIALS -- 1.1%
                           Commodity Chemicals -- 0.0%+
   2,890,000               NOVA Chemicals Corp., 4.875%, 6/1/24 (144A)                    $      2,882,775
----------------------------------------------------------------------------------------------------------
                           Construction Materials -- 0.2%
  11,000,000               CRH America, Inc., 3.875%, 5/18/25 (144A)                      $     11,482,368
----------------------------------------------------------------------------------------------------------
                           Diversified Chemicals -- 0.1%
   4,930,000               CF Industries, Inc., 5.375%, 3/15/44                           $      4,868,375
----------------------------------------------------------------------------------------------------------
                           Diversified Metals & Mining -- 0.3%
   1,325,000               Anglo American Capital Plc, 4.0%, 9/11/27 (144A)               $      1,316,148
   2,750,000               Anglo American Capital Plc, 4.75%, 4/10/27 (144A)                     2,878,209
   6,600,000               Anglo American Capital Plc, 4.875%, 5/14/25 (144A)                    6,993,794

The accompanying notes are an integral part of these financial statements.

46 Pioneer Bond Fund | Semiannual Report | 12/31/17

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           Diversified Metals & Mining -- (continued)
   1,850,000               Freeport-McMoRan, Inc., 3.875%, 3/15/23                        $      1,840,750
   2,150,000               Freeport-McMoRan, Inc., 4.55%, 11/14/24                               2,185,905
                                                                                          ----------------
                                                                                          $     15,214,806
----------------------------------------------------------------------------------------------------------
                           Fertilizers & Agricultural Chemicals -- 0.2%
   7,808,000               Agrium, Inc., 5.25%, 1/15/45                                   $      9,084,358
----------------------------------------------------------------------------------------------------------
                           Metal & Glass Containers -- 0.1%
   4,650,000               Crown Americas LLC / Crown Americas Capital
                           Corp. V, 4.25%, 9/30/26                                        $      4,580,250
----------------------------------------------------------------------------------------------------------
                           Paper Packaging -- 0.1%
   1,275,000               International Paper Co., 4.8%, 6/15/44                         $      1,395,687
   2,575,000               International Paper Co., 6.0%, 11/15/41                               3,223,061
                                                                                          ----------------
                                                                                          $      4,618,748
----------------------------------------------------------------------------------------------------------
                           Steel -- 0.1%
   3,550,000               Commercial Metals Co., 4.875%, 5/15/23                         $      3,629,875
                                                                                          ----------------
                           Total Materials                                                $     56,361,555
----------------------------------------------------------------------------------------------------------
                           MEDIA -- 0.6%
                           Cable & Satellite -- 0.6%
   8,845,000               Charter Communications Operating LLC / Charter
                           Communications Operating Capital,
                           6.384%, 10/23/35                                               $     10,327,644
  12,225,000               Cox Communications, Inc., 3.35%, 9/15/26 (144A)                      11,946,814
   5,013,000               Sky Plc, 3.75%, 9/16/24 (144A)                                        5,228,343
     650,000               Time Warner Cable LLC, 6.55%, 5/1/37                                    764,448
   3,450,000               Videotron, Ltd., 5.375%, 6/15/24 (144A)                               3,717,375
                                                                                          ----------------
                           Total Media                                                    $     31,984,624
----------------------------------------------------------------------------------------------------------
                           PHARMACEUTICALS, BIOTECHNOLOGY &
                           LIFE SCIENCES -- 1.4%
                           Biotechnology -- 0.7%
     925,000               AbbVie, Inc., 2.85%, 5/14/23                                   $        922,973
   1,370,000               AbbVie, Inc., 3.2%, 5/14/26                                           1,365,950
  12,760,000               AbbVie, Inc., 3.6%, 5/14/25                                          13,118,246
  13,400,000               Baxalta, Inc., 3.6%, 6/23/22                                         13,704,750
   3,550,000               Biogen, Inc., 3.625%, 9/15/22                                         3,679,044
   4,275,000               Biogen, Inc., 4.05%, 9/15/25                                          4,523,801
                                                                                          ----------------
                                                                                          $     37,314,764
----------------------------------------------------------------------------------------------------------
                           Life Sciences Tools & Services -- 0.2%
  11,200,000               Thermo Fisher Scientific, Inc., 3.0%, 4/15/23                  $     11,269,056
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 47

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           Pharmaceuticals -- 0.5%
  11,155,000               Mylan NV, 3.95%, 6/15/26                                       $     11,248,332
   1,391,000               Perrigo Finance Unlimited Co., 3.5%, 3/15/21                          1,411,699
   4,570,000               Perrigo Finance Unlimited Co., 3.9%, 12/15/24                         4,646,570
   2,481,000               Perrigo Finance Unlimited Co., 4.375%, 3/15/26                        2,545,550
   4,325,000               Teva Pharmaceutical Finance Netherlands III BV,
                           4.1%, 10/1/46                                                         3,293,506
                                                                                          ----------------
                                                                                          $     23,145,657
                                                                                          ----------------
                           Total Pharmaceuticals, Biotechnology &
                           Life Sciences                                                  $     71,729,477
----------------------------------------------------------------------------------------------------------
                           REAL ESTATE -- 1.5%
                           Diversified REITs -- 0.5%
   2,175,000               Duke Realty LP, 3.625%, 4/15/23                                $      2,227,990
   8,560,000               Duke Realty LP, 3.75%, 12/1/24                                        8,839,829
   9,500,000               Essex Portfolio LP, 3.5%, 4/1/25                                      9,581,457
   1,480,000               Essex Portfolio LP, 3.625%, 5/1/27                                    1,490,714
   3,985,000               Ventas Realty LP, 3.125%, 6/15/23                                     3,986,687
                                                                                          ----------------
                                                                                          $     26,126,677
----------------------------------------------------------------------------------------------------------
                           Health Care REITs -- 0.2%
   6,805,000               Healthcare Trust of America Holdings LP, 3.5%, 8/1/26          $      6,700,049
   4,675,000               Healthcare Trust of America Holdings LP, 3.75%, 7/1/27                4,656,029
                                                                                          ----------------
                                                                                          $     11,356,078
----------------------------------------------------------------------------------------------------------
                           Office REITs -- 0.5%
   2,681,000               Alexandria Real Estate Equities, Inc., 2.75%, 1/15/20          $      2,692,294
   2,768,000               Alexandria Real Estate Equities, Inc., 3.9%, 6/15/23                  2,860,677
   1,350,000               Alexandria Real Estate Equities, Inc., 3.95%, 1/15/27                 1,379,079
   3,415,000               Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22                   3,626,320
   2,032,000               Highwoods Realty LP, 3.2%, 6/15/21                                    2,049,310
   3,390,000               Highwoods Realty LP, 3.625%, 1/15/23                                  3,427,015
   7,325,000               Piedmont Operating Partnership LP, 3.4%, 6/1/23                       7,277,147
                                                                                          ----------------
                                                                                          $     23,311,842
----------------------------------------------------------------------------------------------------------
                           Residential REITs -- 0.3%
   1,520,000               UDR, Inc., 2.95%, 9/1/26                                       $      1,460,837
  10,450,000               UDR, Inc., 4.0%, 10/1/25                                             10,895,897
                                                                                          ----------------
                                                                                          $     12,356,734
                                                                                          ----------------
                           Total Real Estate                                              $     73,151,331
----------------------------------------------------------------------------------------------------------
                           RETAILING -- 0.8%
                           Automotive Retail -- 0.1%
   3,994,000               AutoZone, Inc., 2.5%, 4/15/21                                  $      3,966,156
----------------------------------------------------------------------------------------------------------
                           Home Improvement Retail -- 0.1%
   4,520,000               Home Depot, Inc., 2.625%, 6/1/22                               $      4,545,223
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48 Pioneer Bond Fund | Semiannual Report | 12/31/17

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           Internet Retail -- 0.6%
   3,265,000               Amazon.com, Inc., 2.8%, 8/22/24 (144A)                         $      3,255,076
   4,125,000               Expedia, Inc., 3.8%, 2/15/28 (144A)                                   3,986,014
   5,900,000               Expedia, Inc., 4.5%, 8/15/24                                          6,178,786
     950,000               Expedia, Inc., 5.0%, 2/15/26                                          1,015,572
   7,170,000               Priceline Group, Inc., 3.55%, 3/15/28                                 7,102,309
   1,925,000               Priceline Group, Inc., 3.6%, 6/1/26                                   1,933,245
   7,875,000               Priceline Group, Inc., 3.65%, 3/15/25                                 8,003,939
                                                                                          ----------------
                                                                                          $     31,474,941
                                                                                          ----------------
                           Total Retailing                                                $     39,986,320
----------------------------------------------------------------------------------------------------------
                           SEMICONDUCTORS & SEMICONDUCTOR
                           EQUIPMENT -- 0.2%
                           Semiconductors -- 0.2%
  10,545,000               Broadcom Corp. / Broadcom Cayman Finance, Ltd.,
                           3.625%, 1/15/24 (144A)                                         $     10,485,788
                                                                                          ----------------
                           Total Semiconductors & Semiconductor Equipment                 $     10,485,788
----------------------------------------------------------------------------------------------------------
                           SOFTWARE & SERVICES -- 0.9%
                           Data Processing & Outsourced Services -- 0.2%
   3,000,000               Cardtronics, Inc., 5.125%, 8/1/22                              $      2,850,000
   4,540,000               Cardtronics, Inc. / Cardtronics USA, Inc., 5.5%,
                           5/1/25 (144A)                                                         4,097,350
   4,550,000               Visa, Inc., 2.2%, 12/14/20                                            4,546,416
                                                                                          ----------------
                                                                                          $     11,493,766
----------------------------------------------------------------------------------------------------------
                           Internet Software & Services -- 0.2%
   9,595,000               Alibaba Group Holding, Ltd., 3.4%, 12/6/27                     $      9,592,580
----------------------------------------------------------------------------------------------------------
                           IT Consulting & Other Services -- 0.1%
   3,045,000               j2 Cloud Services LLC / j2 Global Co-Obligor, Inc.,
                           6.0%, 7/15/25 (144A)                                           $      3,204,862
----------------------------------------------------------------------------------------------------------
                           Systems Software -- 0.4%
   4,770,000               CA, Inc., 3.6%, 8/15/22                                        $      4,836,078
   5,225,000               Microsoft Corp., 2.0%, 8/8/23                                         5,075,619
  10,600,000               Oracle Corp., 2.5%, 5/15/22                                          10,616,705
                                                                                          ----------------
                                                                                          $     20,528,402
                                                                                          ----------------
                           Total Software & Services                                      $     44,819,610
----------------------------------------------------------------------------------------------------------
                           TECHNOLOGY HARDWARE & EQUIPMENT -- 0.5%
                           Computer Hardware Storage & Peripherals -- 0.1%
   4,600,000               NCR Corp., 4.625%, 2/15/21                                     $      4,640,250
----------------------------------------------------------------------------------------------------------
                           Electronic Components -- 0.3%
   8,412,000               Amphenol Corp., 3.125%, 9/15/21                                $      8,545,644
   3,065,000               Amphenol Corp., 3.2%, 4/1/24                                          3,085,722
                                                                                          ----------------
                                                                                          $     11,631,366
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 49

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           Electronic Manufacturing Services -- 0.1%
   5,780,000               Flex, Ltd., 4.75%, 6/15/25                                     $      6,183,969
                                                                                          ----------------
                           Total Technology Hardware & Equipment                          $     22,455,585
----------------------------------------------------------------------------------------------------------
                           TELECOMMUNICATION SERVICES -- 0.6%
                           Integrated Telecommunication Services -- 0.4%
  10,000,000               AT&T, Inc., 5.15%, 2/14/50                                     $     10,124,643
   2,035,000               CenturyLink, Inc., 5.8%, 3/15/22                                      1,993,079
   4,300,000               Frontier Communications Corp., 7.125%, 1/15/23                        2,859,500
   2,350,000               GTP Acquisition Partners I LLC, 2.35%, 6/15/20 (144A)                 2,330,267
   1,500,000               Unison Ground Lease Funding LLC, 2.981%,
                           3/15/20 (144A)                                                        1,471,934
                                                                                          ----------------
                                                                                          $     18,779,423
----------------------------------------------------------------------------------------------------------
                           Wireless Telecommunication Services -- 0.2%
   2,200,000               Crown Castle Towers LLC, 4.883%, 8/15/20 (144A)                $      2,300,914
   1,625,000               Crown Castle Towers LLC, 6.113%, 1/15/20 (144A)                       1,712,981
   1,800,000               SBA Tower Trust, 2.877%, 7/9/21 (144A)                                1,786,500
   6,975,000               SBA Tower Trust, 3.869%, 10/8/24 (144A)                               7,035,532
                                                                                          ----------------
                                                                                          $     12,835,927
                                                                                          ----------------
                           Total Telecommunication Services                               $     31,615,350
----------------------------------------------------------------------------------------------------------
                           TRANSPORTATION -- 1.2%
                           Airlines -- 0.2%
   6,921,000               Air Canada 2017-1 Class AA Pass Through Trust,
                           3.3%, 1/15/30 (144A)                                           $      6,886,395
   2,475,000               Delta Air Lines, Inc., 2.875%, 3/13/20                                2,489,362
                                                                                          ----------------
                                                                                          $      9,375,757
----------------------------------------------------------------------------------------------------------
                           Highways & Railtracks -- 0.2%
   3,950,000               ERAC USA Finance LLC, 3.3%, 12/1/26 (144A)                     $      3,916,384
   1,300,000               ERAC USA Finance LLC, 3.8%, 11/1/25 (144A)                            1,329,123
   4,600,000               ERAC USA Finance LLC, 4.5%, 2/15/45 (144A)                            4,725,420
                                                                                          ----------------
                                                                                          $      9,970,927
----------------------------------------------------------------------------------------------------------
                           Railroads -- 0.8%
  15,435,000               Burlington Northern Santa Fe LLC, 4.15%, 4/1/45                $     16,773,105
   6,650,000               TTX Co., 3.6%, 1/15/25 (144A)                                         6,802,912
   3,250,000               TTX Co., 4.2%, 7/1/46 (144A)                                          3,335,966
  13,715,000               Union Pacific Corp., 3.375%, 2/1/35                                  13,891,372
                                                                                          ----------------
                                                                                          $     40,803,355
                                                                                          ----------------
                           Total Transportation                                           $     60,150,039
----------------------------------------------------------------------------------------------------------
                           UTILITIES -- 3.3%
                           Electric Utilities -- 2.4%
   3,504,000               AES Corp., 5.125%, 9/1/27                                      $      3,679,200
  10,200,000               Dubai Electricity & Water Authority, 7.375%,
                           10/21/20 (144A)                                                      11,428,896

The accompanying notes are an integral part of these financial statements.

50 Pioneer Bond Fund | Semiannual Report | 12/31/17

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           Electric Utilities -- (continued)
  12,660,000               Duquesne Light Holdings, Inc., 3.616%,
                           8/1/27 (144A)                                                  $     12,654,324
   5,000,000               EDP Finance BV, 3.625%, 7/15/24 (144A)                                5,035,620
   2,150,000(a)(c)         Electricite de France SA, 5.25% (10 Year USD
                           Swap Rate + 371 bps) (144A)                                           2,193,000
   2,800,000               Enel Finance International NV, 4.75%,
                           5/25/47 (144A)                                                        3,031,762
   2,320,000(c)            Enel S.p.A., 8.75% (5 Year USD Swap
                           Rate + 588 bps), 9/24/73 (144A)                                       2,882,600
   6,365,000               Exelon Corp., 2.85%, 6/15/20                                          6,424,349
     436,033               FPL Energy American Wind LLC, 6.639%,
                           6/20/23 (144A)                                                          484,557
   4,655,000               Iberdrola International BV, 6.75%, 7/15/36                            6,141,656
   2,725,000               Indiana Michigan Power Co., 4.55%, 3/15/46                            3,108,006
   5,450,000               Israel Electric Corp., Ltd., 5.0%, 11/12/24 (144A)                    5,795,912
   1,925,000               Israel Electric Corp., Ltd., 7.25%, 1/15/19 (144A)                    2,005,619
     610,000               Israel Electric Corp., Ltd., 9.375%, 1/28/20 (144A)                     685,024
   6,536,000               NextEra Energy Capital Holdings, Inc., 2.3%, 4/1/19                   6,532,452
  10,270,000               NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27                 10,461,473
     337,003               OrCal Geothermal, Inc., 6.21%, 12/30/20 (144A)                          334,172
  11,910,000               PPL Capital Funding, Inc, 3.1%, 5/15/26                              11,656,742
   2,690,000               Public Service Co. of New Mexico, 7.95%, 5/15/18                      2,746,014
   4,258,929               Southern California Edison Co., 1.845%, 2/1/22                        4,217,592
   5,720,000(a)(c)         Southern California Edison Co., 6.25% (3 Month
                           USD LIBOR + 420 bps)                                                  6,249,672
  11,475,000               Southwestern Electric Power Co., 3.9%, 4/1/45                        11,772,859
                                                                                          ----------------
                                                                                          $    119,521,501
----------------------------------------------------------------------------------------------------------
                           Gas Utilities -- 0.2%
   2,215,000               AmeriGas Partners LP / AmeriGas Finance Corp.,
                           5.5%, 5/20/25                                                  $      2,237,150
   3,060,000               Boston Gas Co., 3.15%, 8/1/27 (144A)                                  3,050,159
   4,025,000               DCP Midstream Operating LP, 5.6%, 4/1/44                              3,994,812
   2,043,789               Nakilat, Inc., 6.267%, 12/31/33 (144A)                                2,371,204
                                                                                          ----------------
                                                                                          $     11,653,325
----------------------------------------------------------------------------------------------------------
                           Independent Power Producers &
                           Energy Traders -- 0.3%
     468,266               Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                   $        548,335
   2,850,000               Calpine Corp., 5.25%, 6/1/26 (144A)                                   2,793,029
   6,925,000               Calpine Corp., 5.75%, 1/15/25                                         6,544,125
     859,936               Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)                        878,381
   4,000,000               NRG Energy, Inc., 5.75%, 1/15/28 (144A)                               4,040,000
                                                                                          ----------------
                                                                                          $     14,803,870
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 51

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           Multi-Utilities -- 0.4%
   8,385,000               Consolidated Edison Co. of New York, Inc.,
                           4.625%, 12/1/54                                                $      9,598,242
   6,728,000               Dominion Energy, Inc., 2.579%, 7/1/20                                 6,730,813
   2,700,000               Dominion Energy, Inc., 2.75%, 1/15/22                                 2,695,754
   2,153,571               San Diego Gas & Electric Co., 1.914%, 2/1/22                          2,102,705
                                                                                          ----------------
                                                                                          $     21,127,514
                                                                                          ----------------
                           Total Utilities                                                $    167,106,210
----------------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS
                           (Cost $1,695,209,033)                                          $  1,734,535,602
----------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- 32.6% of Net Assets
   1,364,777               Fannie Mae, 2.5%, 7/1/30                                       $      1,365,718
   1,383,939               Fannie Mae, 2.5%, 7/1/30                                              1,386,612
   2,339,725               Fannie Mae, 2.5%, 7/1/30                                              2,344,241
     271,362               Fannie Mae, 2.5%, 12/1/42                                               263,125
     294,766               Fannie Mae, 2.5%, 12/1/42                                               285,820
     244,109               Fannie Mae, 2.5%, 1/1/43                                                236,700
      98,845               Fannie Mae, 2.5%, 2/1/43                                                 95,845
     118,238               Fannie Mae, 2.5%, 2/1/43                                                114,213
   2,684,544               Fannie Mae, 2.5%, 2/1/43                                              2,603,273
     361,975               Fannie Mae, 2.5%, 3/1/43                                                350,989
     125,693               Fannie Mae, 2.5%, 4/1/43                                                121,878
     352,283               Fannie Mae, 2.5%, 8/1/43                                                341,591
     237,467               Fannie Mae, 2.5%, 12/1/43                                               230,180
     169,571               Fannie Mae, 2.5%, 3/1/44                                                164,427
     232,836               Fannie Mae, 2.5%, 4/1/45                                                224,828
     317,281               Fannie Mae, 2.5%, 4/1/45                                                306,369
     494,118               Fannie Mae, 2.5%, 4/1/45                                                477,124
     542,944               Fannie Mae, 2.5%, 4/1/45                                                524,270
     617,751               Fannie Mae, 2.5%, 4/1/45                                                596,507
     648,444               Fannie Mae, 2.5%, 4/1/45                                                626,142
   1,289,174               Fannie Mae, 2.5%, 4/1/45                                              1,244,837
   1,581,064               Fannie Mae, 2.5%, 4/1/45                                              1,526,690
      73,825               Fannie Mae, 2.5%, 5/1/45                                                 71,286
      84,816               Fannie Mae, 2.5%, 7/1/45                                                 81,900
     282,062               Fannie Mae, 2.5%, 8/1/45                                                272,366
     118,996               Fannie Mae, 2.5%, 1/1/46                                                114,908
     369,918               Fannie Mae, 3.0%, 12/1/21                                               376,982
   3,772,290               Fannie Mae, 3.0%, 9/1/28                                              3,857,649
   7,383,556               Fannie Mae, 3.0%, 5/1/30                                              7,536,555
   2,160,238               Fannie Mae, 3.0%, 7/1/30                                              2,205,062
   3,267,284               Fannie Mae, 3.0%, 10/1/30                                             3,335,046
   1,365,915               Fannie Mae, 3.0%, 4/1/31                                              1,391,997

The accompanying notes are an integral part of these financial statements.

52 Pioneer Bond Fund | Semiannual Report | 12/31/17

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
   7,118,539               Fannie Mae, 3.0%, 5/1/31                                       $      7,267,909
  17,165,822               Fannie Mae, 3.0%, 8/1/42                                             17,258,587
   4,158,990               Fannie Mae, 3.0%, 9/1/42                                              4,181,465
   1,331,026               Fannie Mae, 3.0%, 12/1/42                                             1,339,469
   2,559,755               Fannie Mae, 3.0%, 2/1/43                                              2,575,991
     691,291               Fannie Mae, 3.0%, 5/1/43                                                695,663
   9,517,227               Fannie Mae, 3.0%, 5/1/43                                              9,568,180
     662,507               Fannie Mae, 3.0%, 7/1/43                                                666,019
   1,616,035               Fannie Mae, 3.0%, 8/1/43                                              1,624,435
   4,583,401               Fannie Mae, 3.0%, 9/1/43                                              4,607,228
     930,445               Fannie Mae, 3.0%, 3/1/45                                                933,707
   7,201,314               Fannie Mae, 3.0%, 6/1/45                                              7,234,715
     696,862               Fannie Mae, 3.0%, 5/1/46                                                700,524
   1,017,872               Fannie Mae, 3.0%, 5/1/46                                              1,021,553
   4,915,398               Fannie Mae, 3.0%, 9/1/46                                              4,917,897
   9,260,424               Fannie Mae, 3.0%, 10/1/46                                             9,265,133
   9,312,565               Fannie Mae, 3.0%, 11/1/46                                             9,317,300
   8,040,601               Fannie Mae, 3.0%, 1/1/47                                              8,082,852
   2,809,538               Fannie Mae, 3.0%, 3/1/47                                              2,810,967
     777,455               Fannie Mae, 3.5%, 4/1/26                                                802,694
     450,083               Fannie Mae, 3.5%, 9/1/26                                                465,894
   1,069,083               Fannie Mae, 3.5%, 12/1/26                                             1,103,789
   2,807,356               Fannie Mae, 3.5%, 6/1/28                                              2,900,179
   2,011,111               Fannie Mae, 3.5%, 2/1/29                                              2,077,376
   1,125,231               Fannie Mae, 3.5%, 11/1/40                                             1,161,859
     579,055               Fannie Mae, 3.5%, 10/1/41                                               599,758
     510,237               Fannie Mae, 3.5%, 6/1/42                                                527,191
   3,004,567               Fannie Mae, 3.5%, 7/1/42                                              3,101,947
   3,130,737               Fannie Mae, 3.5%, 8/1/42                                              3,231,895
     236,230               Fannie Mae, 3.5%, 11/1/42                                               244,322
     551,372               Fannie Mae, 3.5%, 12/1/42                                               570,255
     638,904               Fannie Mae, 3.5%, 12/1/42                                               660,779
   5,519,526               Fannie Mae, 3.5%, 2/1/44                                              5,672,410
   2,906,971               Fannie Mae, 3.5%, 9/1/44                                              2,986,241
   5,878,329               Fannie Mae, 3.5%, 2/1/45                                              6,079,210
   1,755,763               Fannie Mae, 3.5%, 4/1/45                                              1,811,804
   6,916,915               Fannie Mae, 3.5%, 6/1/45                                              7,125,599
   2,741,552               Fannie Mae, 3.5%, 8/1/45                                              2,816,312
   8,448,299               Fannie Mae, 3.5%, 8/1/45                                              8,754,448
   6,542,644               Fannie Mae, 3.5%, 9/1/45                                              6,734,882
   7,989,152               Fannie Mae, 3.5%, 9/1/45                                              8,207,009
   1,612,280               Fannie Mae, 3.5%, 10/1/45                                             1,660,911

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 53

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
  12,686,044               Fannie Mae, 3.5%, 11/1/45                                      $     13,145,771
   2,531,365               Fannie Mae, 3.5%, 12/1/45                                             2,600,393
   2,757,879               Fannie Mae, 3.5%, 12/1/45                                             2,833,084
   5,015,121               Fannie Mae, 3.5%, 12/1/45                                             5,151,879
   5,884,003               Fannie Mae, 3.5%, 1/1/46                                              6,044,455
   7,560,876               Fannie Mae, 3.5%, 1/1/46                                              7,767,055
   3,225,532               Fannie Mae, 3.5%, 2/1/46                                              3,313,490
   5,311,941               Fannie Mae, 3.5%, 2/1/46                                              5,456,794
   2,094,166               Fannie Mae, 3.5%, 3/1/46                                              2,151,272
   4,304,533               Fannie Mae, 3.5%, 4/1/46                                              4,421,914
   2,750,169               Fannie Mae, 3.5%, 5/1/46                                              2,841,018
   6,666,961               Fannie Mae, 3.5%, 7/1/46                                              6,848,764
   9,212,225               Fannie Mae, 3.5%, 9/1/46                                              9,463,435
     565,507               Fannie Mae, 3.5%, 10/1/46                                               582,642
   1,043,652               Fannie Mae, 3.5%, 10/1/46                                             1,072,111
   1,147,983               Fannie Mae, 3.5%, 11/1/46                                             1,179,288
   4,812,632               Fannie Mae, 3.5%, 12/1/46                                             4,943,868
   2,699,387               Fannie Mae, 3.5%, 1/1/47                                              2,772,997
   5,099,122               Fannie Mae, 3.5%, 1/1/47                                              5,238,171
   7,032,638               Fannie Mae, 3.5%, 1/1/47                                              7,265,554
  11,523,975               Fannie Mae, 3.5%, 1/1/47                                             11,873,175
   6,076,603               Fannie Mae, 3.5%, 2/1/47                                              6,242,306
   7,914,207               Fannie Mae, 3.5%, 5/1/47                                              8,130,021
   8,200,785               Fannie Mae, 3.5%, 5/1/47                                              8,424,414
     342,353               Fannie Mae, 3.5%, 7/1/47                                                352,239
   2,911,818               Fannie Mae, 3.5%, 7/1/47                                              2,991,383
   8,515,555               Fannie Mae, 3.5%, 7/1/47                                              8,747,767
  11,960,553               Fannie Mae, 3.5%, 7/1/47                                             12,286,708
   1,439,367               Fannie Mae, 3.5%, 8/1/47                                              1,478,617
  19,257,045               Fannie Mae, 3.5%, 8/1/47                                             19,783,733
   3,150,063               Fannie Mae, 3.5%, 11/1/47                                             3,236,133
   7,889,312               Fannie Mae, 3.5%, 12/1/47                                             8,105,084
  12,693,874               Fannie Mae, 3.5%, 12/1/47                                            13,041,058
  35,840,000               Fannie Mae, 3.5%, 12/30/99 (TBA)                                     36,797,602
   1,071,411               Fannie Mae, 3.762%, 12/1/20                                           1,108,107
       2,173               Fannie Mae, 4.0%, 7/1/18                                                  2,237
      25,745               Fannie Mae, 4.0%, 9/1/20                                                 26,496
     300,576               Fannie Mae, 4.0%, 4/1/25                                                313,107
     276,428               Fannie Mae, 4.0%, 11/1/34                                               291,785
   2,708,794               Fannie Mae, 4.0%, 4/1/39                                              2,848,433
   6,944,477               Fannie Mae, 4.0%, 10/1/40                                             7,400,293
   1,252,140               Fannie Mae, 4.0%, 12/1/40                                             1,334,121

The accompanying notes are an integral part of these financial statements.

54 Pioneer Bond Fund | Semiannual Report | 12/31/17

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
     760,564               Fannie Mae, 4.0%, 4/1/41                                       $        804,729
   1,162,960               Fannie Mae, 4.0%, 4/1/41                                              1,221,303
     879,616               Fannie Mae, 4.0%, 5/1/41                                                923,711
   1,573,609               Fannie Mae, 4.0%, 10/1/41                                             1,655,413
   1,192,057               Fannie Mae, 4.0%, 12/1/41                                             1,251,919
     397,191               Fannie Mae, 4.0%, 1/1/42                                                417,148
   3,095,583               Fannie Mae, 4.0%, 1/1/42                                              3,250,988
   2,421,619               Fannie Mae, 4.0%, 2/1/42                                              2,543,178
   6,350,458               Fannie Mae, 4.0%, 2/1/42                                              6,669,417
   1,163,584               Fannie Mae, 4.0%, 3/1/42                                              1,228,223
     216,998               Fannie Mae, 4.0%, 4/1/42                                                227,277
     689,730               Fannie Mae, 4.0%, 4/1/42                                                724,387
   2,679,024               Fannie Mae, 4.0%, 4/1/42                                              2,813,639
   5,006,187               Fannie Mae, 4.0%, 5/1/42                                              5,256,522
     145,014               Fannie Mae, 4.0%, 6/1/42                                                152,300
     362,358               Fannie Mae, 4.0%, 6/1/42                                                379,450
     163,636               Fannie Mae, 4.0%, 7/1/42                                                171,859
   3,704,746               Fannie Mae, 4.0%, 7/1/42                                              3,918,091
   7,961,383               Fannie Mae, 4.0%, 8/1/42                                              8,360,973
   1,476,346               Fannie Mae, 4.0%, 10/1/42                                             1,550,527
   4,772,700               Fannie Mae, 4.0%, 8/1/43                                              4,997,304
   5,830,854               Fannie Mae, 4.0%, 9/1/43                                              6,115,978
  10,929,857               Fannie Mae, 4.0%, 10/1/43                                            11,525,502
   3,527,878               Fannie Mae, 4.0%, 11/1/43                                             3,731,706
   4,374,966               Fannie Mae, 4.0%, 12/1/43                                             4,621,372
     121,358               Fannie Mae, 4.0%, 1/1/44                                                127,107
   5,687,539               Fannie Mae, 4.0%, 2/1/44                                              5,956,216
      84,207               Fannie Mae, 4.0%, 6/1/44                                                 88,149
     109,721               Fannie Mae, 4.0%, 6/1/44                                                114,783
     326,249               Fannie Mae, 4.0%, 7/1/44                                                341,530
   5,465,438               Fannie Mae, 4.0%, 7/1/44                                              5,721,508
     237,466               Fannie Mae, 4.0%, 8/1/44                                                248,564
     246,432               Fannie Mae, 4.0%, 8/1/44                                                257,983
   1,390,032               Fannie Mae, 4.0%, 8/1/44                                              1,454,955
   4,192,648               Fannie Mae, 4.0%, 8/1/44                                              4,388,807
      42,523               Fannie Mae, 4.0%, 9/1/44                                                 44,516
     365,469               Fannie Mae, 4.0%, 9/1/44                                                382,546
     434,064               Fannie Mae, 4.0%, 9/1/44                                                454,384
   7,176,111               Fannie Mae, 4.0%, 9/1/44                                              7,571,213
   1,699,522               Fannie Mae, 4.0%, 10/1/44                                             1,779,273
      99,141               Fannie Mae, 4.0%, 11/1/44                                               103,786
     136,409               Fannie Mae, 4.0%, 11/1/44                                               142,781

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 55

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
     237,631               Fannie Mae, 4.0%, 11/1/44                                      $        248,701
   5,440,538               Fannie Mae, 4.0%, 11/1/44                                             5,694,924
      45,652               Fannie Mae, 4.0%, 12/1/44                                                47,758
     481,368               Fannie Mae, 4.0%, 12/1/44                                               503,907
      84,210               Fannie Mae, 4.0%, 1/1/45                                                 88,143
     188,923               Fannie Mae, 4.0%, 1/1/45                                                197,695
     369,462               Fannie Mae, 4.0%, 1/1/45                                                386,720
      49,128               Fannie Mae, 4.0%, 2/1/45                                                 51,416
     195,195               Fannie Mae, 4.0%, 2/1/45                                                204,447
     416,317               Fannie Mae, 4.0%, 2/1/45                                                435,853
   4,651,434               Fannie Mae, 4.0%, 3/1/45                                              4,867,876
   3,332,904               Fannie Mae, 4.0%, 8/1/45                                              3,516,281
   3,168,638               Fannie Mae, 4.0%, 10/1/45                                             3,314,977
   4,716,025               Fannie Mae, 4.0%, 10/1/45                                             4,932,925
   5,425,699               Fannie Mae, 4.0%, 10/1/45                                             5,675,964
      94,633               Fannie Mae, 4.0%, 11/1/45                                                98,986
   3,887,492               Fannie Mae, 4.0%, 11/1/45                                             4,066,321
   8,891,312               Fannie Mae, 4.0%, 11/1/45                                             9,396,626
   6,129,283               Fannie Mae, 4.0%, 12/1/45                                             6,412,343
   2,568,127               Fannie Mae, 4.0%, 1/1/46                                              2,686,223
   6,694,748               Fannie Mae, 4.0%, 2/1/46                                              7,009,481
   1,712,554               Fannie Mae, 4.0%, 4/1/46                                              1,791,650
   6,198,286               Fannie Mae, 4.0%, 6/1/46                                              6,484,041
   6,256,567               Fannie Mae, 4.0%, 7/1/46                                              6,545,307
   8,813,604               Fannie Mae, 4.0%, 7/1/46                                              9,219,764
   5,030,128               Fannie Mae, 4.0%, 8/1/46                                              5,262,354
   6,207,096               Fannie Mae, 4.0%, 8/1/46                                              6,493,603
   1,648,134               Fannie Mae, 4.0%, 11/1/46                                             1,724,405
  13,892,346               Fannie Mae, 4.0%, 1/1/47                                             14,543,292
     565,303               Fannie Mae, 4.0%, 2/1/47                                                596,432
   3,405,656               Fannie Mae, 4.0%, 4/1/47                                              3,584,982
   3,458,706               Fannie Mae, 4.0%, 4/1/47                                              3,619,614
   5,234,813               Fannie Mae, 4.0%, 4/1/47                                              5,510,460
     581,200               Fannie Mae, 4.0%, 6/1/47                                                612,019
   2,107,039               Fannie Mae, 4.0%, 6/1/47                                              2,218,768
   3,357,901               Fannie Mae, 4.0%, 6/1/47                                              3,514,294
   5,329,146               Fannie Mae, 4.0%, 6/1/47                                              5,577,625
   9,166,808               Fannie Mae, 4.0%, 6/1/47                                              9,594,694
   2,919,853               Fannie Mae, 4.0%, 7/1/47                                              3,074,684
   3,379,651               Fannie Mae, 4.0%, 7/1/47                                              3,537,231
   2,896,426               Fannie Mae, 4.0%, 8/1/47                                              3,031,473
   5,391,983               Fannie Mae, 4.0%, 8/1/47                                              5,643,945

The accompanying notes are an integral part of these financial statements.

56 Pioneer Bond Fund | Semiannual Report | 12/31/17

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
   6,890,000               Fannie Mae, 4.0%, 12/1/47                                      $      7,212,340
   8,000,000               Fannie Mae, 4.0%, 1/1/48 (TBA)                                        8,365,911
      10,228               Fannie Mae, 4.5%, 11/1/20                                                10,386
     140,775               Fannie Mae, 4.5%, 11/1/20                                               143,694
     215,826               Fannie Mae, 4.5%, 10/1/35                                               230,494
     477,886               Fannie Mae, 4.5%, 8/1/40                                                512,304
     885,468               Fannie Mae, 4.5%, 8/1/40                                                949,232
   1,752,020               Fannie Mae, 4.5%, 11/1/40                                             1,878,372
     170,084               Fannie Mae, 4.5%, 12/1/40                                               183,168
     662,425               Fannie Mae, 4.5%, 2/1/41                                                710,172
   1,560,592               Fannie Mae, 4.5%, 4/1/41                                              1,672,990
      81,204               Fannie Mae, 4.5%, 5/1/41                                                 87,051
   2,019,779               Fannie Mae, 4.5%, 5/1/41                                              2,161,104
   2,855,997               Fannie Mae, 4.5%, 5/1/41                                              3,062,420
   3,541,583               Fannie Mae, 4.5%, 5/1/41                                              3,830,018
   1,063,171               Fannie Mae, 4.5%, 7/1/41                                              1,139,990
   1,157,200               Fannie Mae, 4.5%, 7/1/41                                              1,245,280
   1,450,844               Fannie Mae, 4.5%, 7/1/41                                              1,552,697
   3,938,774               Fannie Mae, 4.5%, 1/1/42                                              4,221,944
   5,186,667               Fannie Mae, 4.5%, 1/1/42                                              5,560,172
     605,317               Fannie Mae, 4.5%, 11/1/43                                               645,127
   3,438,310               Fannie Mae, 4.5%, 12/1/43                                             3,710,797
   4,892,612               Fannie Mae, 4.5%, 12/1/43                                             5,209,460
   7,539,690               Fannie Mae, 4.5%, 12/1/43                                             8,036,821
   5,311,839               Fannie Mae, 4.5%, 1/1/44                                              5,657,644
   3,072,430               Fannie Mae, 4.5%, 2/1/44                                              3,275,137
   3,564,300               Fannie Mae, 4.5%, 2/1/44                                              3,797,768
   6,327,949               Fannie Mae, 4.5%, 5/1/46                                              6,737,750
     711,502               Fannie Mae, 4.5%, 1/1/47                                                758,107
     567,148               Fannie Mae, 4.5%, 2/1/47                                                603,877
   3,984,547               Fannie Mae, 4.5%, 2/1/47                                              4,257,636
       7,128               Fannie Mae, 5.0%, 8/1/18                                                  7,256
      31,859               Fannie Mae, 5.0%, 1/1/20                                                 32,479
      76,615               Fannie Mae, 5.0%, 1/1/20                                                 77,995
      10,506               Fannie Mae, 5.0%, 2/1/20                                                 10,695
     120,470               Fannie Mae, 5.0%, 10/1/20                                               123,346
       7,492               Fannie Mae, 5.0%, 2/1/22                                                  7,747
     103,140               Fannie Mae, 5.0%, 2/1/22                                                105,659
      61,619               Fannie Mae, 5.0%, 3/1/23                                                 64,665
     240,825               Fannie Mae, 5.0%, 5/1/23                                                251,633
     151,423               Fannie Mae, 5.0%, 7/1/34                                                159,764
     173,511               Fannie Mae, 5.0%, 10/1/34                                               183,850
     740,704               Fannie Mae, 5.0%, 2/1/39                                                804,561

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 57

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
     564,238               Fannie Mae, 5.0%, 6/1/40                                       $        609,045
     629,753               Fannie Mae, 5.0%, 6/1/40                                                679,714
     429,630               Fannie Mae, 5.0%, 7/1/40                                                463,484
     674,765               Fannie Mae, 5.0%, 7/1/40                                                728,403
     873,159               Fannie Mae, 5.0%, 7/1/40                                                942,099
     725,562               Fannie Mae, 5.0%, 8/1/40                                                783,237
   2,575,428               Fannie Mae, 5.0%, 2/1/41                                              2,774,259
  10,746,834               Fannie Mae, 5.0%, 12/1/44                                            11,607,975
      73,672               Fannie Mae, 5.5%, 9/1/19                                                 74,666
      16,122               Fannie Mae, 5.5%, 6/1/33                                                 17,849
      79,089               Fannie Mae, 5.5%, 7/1/33                                                 87,656
     521,398               Fannie Mae, 5.5%, 7/1/34                                                578,570
     273,007               Fannie Mae, 5.5%, 3/1/36                                                301,406
     137,349               Fannie Mae, 5.5%, 5/1/36                                                151,739
     156,745               Fannie Mae, 5.5%, 6/1/36                                                173,504
      51,365               Fannie Mae, 5.72%, 11/1/28                                               52,607
      32,046               Fannie Mae, 5.72%, 6/1/29                                                32,388
      24,414               Fannie Mae, 5.9%, 11/1/27                                                24,506
      76,724               Fannie Mae, 5.9%, 4/1/28                                                 79,463
         835               Fannie Mae, 6.0%, 9/1/29                                                    942
       3,478               Fannie Mae, 6.0%, 1/1/32                                                  3,932
      15,364               Fannie Mae, 6.0%, 2/1/32                                                 17,382
       4,955               Fannie Mae, 6.0%, 3/1/32                                                  5,598
       3,253               Fannie Mae, 6.0%, 8/1/32                                                  3,680
         392               Fannie Mae, 6.0%, 9/1/32                                                    443
      44,752               Fannie Mae, 6.0%, 10/1/32                                                50,671
       6,308               Fannie Mae, 6.0%, 2/1/33                                                  7,047
      64,163               Fannie Mae, 6.0%, 3/1/33                                                 72,671
      63,880               Fannie Mae, 6.0%, 4/1/33                                                 71,381
     118,968               Fannie Mae, 6.0%, 7/1/33                                                132,915
     135,790               Fannie Mae, 6.0%, 7/1/33                                                151,695
      25,631               Fannie Mae, 6.0%, 11/1/33                                                29,082
     111,522               Fannie Mae, 6.0%, 8/1/34                                                126,810
       5,675               Fannie Mae, 6.0%, 9/1/34                                                  6,376
      23,849               Fannie Mae, 6.0%, 9/1/34                                                 26,998
      41,640               Fannie Mae, 6.0%, 9/1/34                                                 47,245
      90,409               Fannie Mae, 6.0%, 9/1/34                                                101,042
      10,925               Fannie Mae, 6.0%, 10/1/34                                                12,369
       9,778               Fannie Mae, 6.0%, 11/1/34                                                11,078
     241,974               Fannie Mae, 6.0%, 11/1/34                                               274,158
       3,510               Fannie Mae, 6.0%, 2/1/35                                                  3,973
       8,817               Fannie Mae, 6.0%, 2/1/35                                                 10,011

The accompanying notes are an integral part of these financial statements.

58 Pioneer Bond Fund | Semiannual Report | 12/31/17

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
     157,645               Fannie Mae, 6.0%, 4/1/35                                       $        179,124
      19,928               Fannie Mae, 6.0%, 5/1/35                                                 22,263
      84,778               Fannie Mae, 6.0%, 10/1/35                                                94,751
     194,268               Fannie Mae, 6.0%, 12/1/35                                               220,273
      21,780               Fannie Mae, 6.0%, 12/1/37                                                24,449
     261,252               Fannie Mae, 6.0%, 6/1/38                                                293,327
      41,974               Fannie Mae, 6.0%, 7/1/38                                                 47,242
       6,590               Fannie Mae, 6.5%, 7/1/29                                                  7,305
       2,039               Fannie Mae, 6.5%, 1/1/31                                                  2,260
       1,913               Fannie Mae, 6.5%, 4/1/31                                                  2,120
       3,805               Fannie Mae, 6.5%, 5/1/31                                                  4,217
      67,382               Fannie Mae, 6.5%, 6/1/31                                                 74,689
       8,441               Fannie Mae, 6.5%, 8/1/31                                                  9,356
       3,436               Fannie Mae, 6.5%, 9/1/31                                                  3,809
       6,159               Fannie Mae, 6.5%, 9/1/31                                                  6,827
       3,400               Fannie Mae, 6.5%, 10/1/31                                                 3,769
     122,802               Fannie Mae, 6.5%, 12/1/31                                               136,119
       4,544               Fannie Mae, 6.5%, 2/1/32                                                  5,037
      55,782               Fannie Mae, 6.5%, 3/1/32                                                 61,832
      89,688               Fannie Mae, 6.5%, 7/1/32                                                 99,414
      68,697               Fannie Mae, 6.5%, 10/1/32                                                76,147
      28,256               Fannie Mae, 6.5%, 7/1/34                                                 31,321
     105,433               Fannie Mae, 6.5%, 11/1/37                                               119,553
      23,248               Fannie Mae, 6.5%, 11/1/47                                                25,031
         654               Fannie Mae, 7.0%, 12/1/30                                                   682
       6,634               Fannie Mae, 7.0%, 12/1/30                                                 7,281
       6,965               Fannie Mae, 7.0%, 4/1/31                                                  8,148
       8,412               Fannie Mae, 7.0%, 9/1/31                                                  9,550
      23,636               Fannie Mae, 7.0%, 12/1/31                                                24,820
      15,498               Fannie Mae, 7.0%, 1/1/32                                                 17,677
     298,215               Federal Home Loan Mortgage Corp., 2.5%, 1/1/30                          297,964
     173,592               Federal Home Loan Mortgage Corp., 2.5%, 4/1/30                          173,531
   2,994,435               Federal Home Loan Mortgage Corp., 3.0%, 8/1/29                        3,055,006
   2,832,975               Federal Home Loan Mortgage Corp., 3.0%, 10/1/29                       2,886,344
   1,276,792               Federal Home Loan Mortgage Corp., 3.0%, 11/1/30                       1,302,032
   1,007,049               Federal Home Loan Mortgage Corp., 3.0%, 9/1/42                        1,012,340
   6,829,927               Federal Home Loan Mortgage Corp., 3.0%, 11/1/42                       6,866,163
     795,009               Federal Home Loan Mortgage Corp., 3.0%, 2/1/43                          799,022
   2,035,348               Federal Home Loan Mortgage Corp., 3.0%, 2/1/43                        2,046,883
   2,391,484               Federal Home Loan Mortgage Corp., 3.0%, 5/1/43                        2,404,545
   1,693,220               Federal Home Loan Mortgage Corp., 3.0%, 5/1/45                        1,696,544

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 59

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
   1,311,720               Federal Home Loan Mortgage Corp., 3.0%, 8/1/45                 $      1,313,280
   5,144,676               Federal Home Loan Mortgage Corp., 3.0%, 6/1/46                        5,161,757
   4,163,875               Federal Home Loan Mortgage Corp., 3.0%, 9/1/46                        4,169,639
   1,339,557               Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                       1,344,004
   2,216,710               Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                       2,219,322
   5,965,056               Federal Home Loan Mortgage Corp., 3.0%, 2/1/47                        5,972,394
     828,082               Federal Home Loan Mortgage Corp., 3.0%, 3/1/47                          828,929
     367,150               Federal Home Loan Mortgage Corp., 3.0%, 7/1/47                          367,450
     270,305               Federal Home Loan Mortgage Corp., 3.5%, 3/1/26                          279,387
   1,552,327               Federal Home Loan Mortgage Corp., 3.5%, 11/1/28                       1,613,032
   1,638,040               Federal Home Loan Mortgage Corp., 3.5%, 4/1/42                        1,690,143
   2,836,227               Federal Home Loan Mortgage Corp., 3.5%, 8/1/43                        2,926,757
   7,036,158               Federal Home Loan Mortgage Corp., 3.5%, 7/1/44                        7,252,650
     807,690               Federal Home Loan Mortgage Corp., 3.5%, 8/1/44                          832,308
     609,122               Federal Home Loan Mortgage Corp., 3.5%, 9/1/44                          629,438
   2,452,006               Federal Home Loan Mortgage Corp., 3.5%, 10/1/44                       2,525,323
     117,715               Federal Home Loan Mortgage Corp., 3.5%, 11/1/44                         121,093
   6,513,745               Federal Home Loan Mortgage Corp., 3.5%, 12/1/44                       6,702,861
   3,184,233               Federal Home Loan Mortgage Corp., 3.5%, 3/1/45                        3,274,921
     787,982               Federal Home Loan Mortgage Corp., 3.5%, 4/1/45                          810,414
   7,815,365               Federal Home Loan Mortgage Corp., 3.5%, 6/1/45                        8,076,293
     226,103               Federal Home Loan Mortgage Corp., 3.5%, 7/1/45                          233,957
   6,747,687               Federal Home Loan Mortgage Corp., 3.5%, 10/1/45                       6,972,978
   7,577,628               Federal Home Loan Mortgage Corp., 3.5%, 10/1/45                       7,793,211
   7,843,797               Federal Home Loan Mortgage Corp., 3.5%, 11/1/45                       8,078,736
   4,115,956               Federal Home Loan Mortgage Corp., 3.5%, 3/1/46                        4,233,117
   6,746,238               Federal Home Loan Mortgage Corp., 3.5%, 5/1/46                        6,938,287
   6,823,854               Federal Home Loan Mortgage Corp., 3.5%, 7/1/46                        7,068,042
   9,718,354               Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                       10,040,468
  10,219,828               Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                       10,539,193
  11,865,978               Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                       12,245,048
   3,884,004               Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                       3,994,641
  11,359,038               Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                      11,734,854
   2,318,564               Federal Home Loan Mortgage Corp., 3.5%, 1/1/47                        2,384,615
     721,005               Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                          743,540
   1,956,283               Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                        2,012,016
   4,137,542               Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                        4,255,419
   9,634,887               Federal Home Loan Mortgage Corp., 3.5%, 7/1/47                        9,909,386
   8,761,462               Federal Home Loan Mortgage Corp., 3.5%, 8/1/47                        9,011,074
  10,731,489               Federal Home Loan Mortgage Corp., 3.5%, 10/1/47                      11,037,232
   3,709,494               Federal Home Loan Mortgage Corp., 3.5%, 11/1/47                       3,815,173

The accompanying notes are an integral part of these financial statements.

60 Pioneer Bond Fund | Semiannual Report | 12/31/17

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
   5,182,469               Federal Home Loan Mortgage Corp., 3.5%, 11/1/47                $      5,330,115
   9,847,441               Federal Home Loan Mortgage Corp., 4.0%, 11/1/41                      10,493,707
     313,673               Federal Home Loan Mortgage Corp., 4.0%, 6/1/42                          329,281
     119,808               Federal Home Loan Mortgage Corp., 4.0%, 7/1/42                          125,788
   4,871,783               Federal Home Loan Mortgage Corp., 4.0%, 10/1/42                       5,114,159
      89,045               Federal Home Loan Mortgage Corp., 4.0%, 11/1/42                          93,261
   1,681,504               Federal Home Loan Mortgage Corp., 4.0%, 1/1/44                        1,760,911
     514,842               Federal Home Loan Mortgage Corp., 4.0%, 2/1/44                          543,249
   4,924,146               Federal Home Loan Mortgage Corp., 4.0%, 5/1/44                        5,151,968
   4,548,927               Federal Home Loan Mortgage Corp., 4.0%, 6/1/44                        4,759,193
   1,031,572               Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                        1,088,478
   1,452,397               Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                        1,532,527
   1,835,914               Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                        1,937,205
   6,588,613               Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                        6,892,773
   2,638,189               Federal Home Loan Mortgage Corp., 4.0%, 9/1/44                        2,759,610
   6,285,399               Federal Home Loan Mortgage Corp., 4.0%, 9/1/44                        6,606,476
   1,580,795               Federal Home Loan Mortgage Corp., 4.0%, 12/1/44                       1,653,146
   1,364,246               Federal Home Loan Mortgage Corp., 4.0%, 4/1/45                        1,426,775
   5,243,653               Federal Home Loan Mortgage Corp., 4.0%, 12/1/45                       5,483,599
   1,726,667               Federal Home Loan Mortgage Corp., 4.0%, 1/1/46                        1,805,796
     280,564               Federal Home Loan Mortgage Corp., 4.0%, 5/1/46                          293,438
     597,605               Federal Home Loan Mortgage Corp., 4.0%, 5/1/46                          625,019
   4,304,678               Federal Home Loan Mortgage Corp., 4.0%, 6/1/46                        4,502,063
   5,839,786               Federal Home Loan Mortgage Corp., 4.0%, 7/1/46                        6,107,417
   5,539,710               Federal Home Loan Mortgage Corp., 4.0%, 8/1/46                        5,793,382
     119,793               Federal Home Loan Mortgage Corp., 4.0%, 10/1/46                         125,290
   1,193,545               Federal Home Loan Mortgage Corp., 4.0%, 3/1/47                        1,248,244
   2,353,819               Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                        2,479,409
   3,684,622               Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                        3,881,215
   7,239,610               Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                        7,571,378
   7,511,129               Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                        7,911,871
  11,165,027               Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                       11,675,931
  12,671,722               Federal Home Loan Mortgage Corp., 4.0%, 5/1/47                       13,251,572
   1,561,349               Federal Home Loan Mortgage Corp., 4.0%, 6/1/47                        1,632,903
   3,246,604               Federal Home Loan Mortgage Corp., 4.0%, 7/1/47                        3,395,393
   7,353,785               Federal Home Loan Mortgage Corp., 4.0%, 10/1/47                       7,690,804
  22,957,631               Federal Home Loan Mortgage Corp., 4.0%, 12/1/47                      24,038,058
      50,530               Federal Home Loan Mortgage Corp., 4.5%, 3/1/20                           51,245
     134,316               Federal Home Loan Mortgage Corp., 4.5%, 10/1/20                         137,380
   2,731,798               Federal Home Loan Mortgage Corp., 4.5%, 11/1/40                       2,914,966
   1,669,459               Federal Home Loan Mortgage Corp., 4.5%, 3/1/42                        1,781,071

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 61

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
   3,959,060               Federal Home Loan Mortgage Corp., 4.5%, 3/1/42                 $      4,224,230
     152,976               Federal Home Loan Mortgage Corp., 4.5%, 11/1/43                         162,688
   7,709,498               Federal Home Loan Mortgage Corp., 4.5%, 5/1/47                        8,195,567
     315,567               Federal Home Loan Mortgage Corp., 5.0%, 10/1/20                         322,557
      11,013               Federal Home Loan Mortgage Corp., 5.0%, 12/1/21                          11,400
      10,617               Federal Home Loan Mortgage Corp., 5.0%, 11/1/34                          11,518
     160,586               Federal Home Loan Mortgage Corp., 5.0%, 6/1/35                          172,563
     301,075               Federal Home Loan Mortgage Corp., 5.0%, 9/1/38                          327,770
     291,780               Federal Home Loan Mortgage Corp., 5.0%, 10/1/38                         317,659
      37,532               Federal Home Loan Mortgage Corp., 5.5%, 12/1/18                          37,808
     189,894               Federal Home Loan Mortgage Corp., 5.5%, 9/1/33                          210,586
       9,577               Federal Home Loan Mortgage Corp., 5.5%, 1/1/34                           10,613
      10,119               Federal Home Loan Mortgage Corp., 5.5%, 11/1/34                          11,053
      91,694               Federal Home Loan Mortgage Corp., 5.5%, 11/1/34                         101,971
      92,879               Federal Home Loan Mortgage Corp., 5.5%, 8/1/35                          102,813
      19,105               Federal Home Loan Mortgage Corp., 5.5%, 11/1/35                          20,982
   1,001,022               Federal Home Loan Mortgage Corp., 5.5%, 6/1/41                        1,105,715
       1,601               Federal Home Loan Mortgage Corp., 6.0%, 8/1/18                            1,788
      45,679               Federal Home Loan Mortgage Corp., 6.0%, 1/1/33                           51,023
      78,963               Federal Home Loan Mortgage Corp., 6.0%, 1/1/33                           89,032
       4,064               Federal Home Loan Mortgage Corp., 6.0%, 2/1/33                            4,586
      43,812               Federal Home Loan Mortgage Corp., 6.0%, 2/1/33                           49,668
      35,487               Federal Home Loan Mortgage Corp., 6.0%, 3/1/33                           39,639
     134,627               Federal Home Loan Mortgage Corp., 6.0%, 3/1/33                          152,467
      92,497               Federal Home Loan Mortgage Corp., 6.0%, 9/1/33                          104,418
      15,541               Federal Home Loan Mortgage Corp., 6.0%, 11/1/33                          17,594
      32,486               Federal Home Loan Mortgage Corp., 6.0%, 11/1/33                          36,421
       8,741               Federal Home Loan Mortgage Corp., 6.0%, 12/1/33                           9,763
     117,613               Federal Home Loan Mortgage Corp., 6.0%, 12/1/33                         131,374
      26,400               Federal Home Loan Mortgage Corp., 6.0%, 1/1/34                           29,803
      34,948               Federal Home Loan Mortgage Corp., 6.0%, 1/1/34                           39,037
     139,081               Federal Home Loan Mortgage Corp., 6.0%, 5/1/34                          155,808
     380,426               Federal Home Loan Mortgage Corp., 6.0%, 5/1/34                          428,899
      92,135               Federal Home Loan Mortgage Corp., 6.0%, 8/1/34                          103,787
      15,496               Federal Home Loan Mortgage Corp., 6.0%, 4/1/35                           17,309
      46,577               Federal Home Loan Mortgage Corp., 6.0%, 6/1/35                           52,026
     106,291               Federal Home Loan Mortgage Corp., 6.0%, 6/1/35                          118,726
      99,544               Federal Home Loan Mortgage Corp., 6.0%, 4/1/36                          111,282
      10,186               Federal Home Loan Mortgage Corp., 6.0%, 7/1/36                           11,422
      33,314               Federal Home Loan Mortgage Corp., 6.0%, 7/1/36                           37,211
      33,503               Federal Home Loan Mortgage Corp., 6.0%, 12/1/36                          37,804
      62,211               Federal Home Loan Mortgage Corp., 6.0%, 1/1/38                           69,722

The accompanying notes are an integral part of these financial statements.

62 Pioneer Bond Fund | Semiannual Report | 12/31/17

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
      56,029               Federal Home Loan Mortgage Corp., 6.0%, 7/1/38                 $         62,585
         318               Federal Home Loan Mortgage Corp., 6.5%, 11/1/30                             353
         153               Federal Home Loan Mortgage Corp., 6.5%, 1/1/31                              170
         465               Federal Home Loan Mortgage Corp., 6.5%, 3/1/31                              515
       4,815               Federal Home Loan Mortgage Corp., 6.5%, 3/1/31                            5,334
       5,052               Federal Home Loan Mortgage Corp., 6.5%, 5/1/31                            5,596
       6,361               Federal Home Loan Mortgage Corp., 6.5%, 5/1/31                            7,046
         594               Federal Home Loan Mortgage Corp., 6.5%, 8/1/31                              658
       3,886               Federal Home Loan Mortgage Corp., 6.5%, 8/1/31                            4,305
         169               Federal Home Loan Mortgage Corp., 6.5%, 6/1/32                              187
       9,545               Federal Home Loan Mortgage Corp., 6.5%, 7/1/32                           10,722
         192               Federal Home Loan Mortgage Corp., 6.5%, 1/1/33                              212
       3,316               Federal Home Loan Mortgage Corp., 6.5%, 2/1/33                            3,673
      37,373               Federal Home Loan Mortgage Corp., 6.5%, 10/1/33                          43,058
      10,339               Federal Home Loan Mortgage Corp., 7.0%, 8/1/22                           10,362
      75,006               Federal Home Loan Mortgage Corp., 7.0%, 9/1/22                           78,578
       2,330               Federal Home Loan Mortgage Corp., 7.0%, 11/1/30                           2,667
       2,571               Federal Home Loan Mortgage Corp., 7.0%, 6/1/31                            2,576
      73,810               Federal Home Loan Mortgage Corp., 7.0%, 10/1/46                          79,944
   8,731,889               Government National Mortgage Association I,
                           3.5%, 11/15/41                                                        9,055,816
   6,836,663               Government National Mortgage Association I,
                           3.5%, 7/15/42                                                         7,077,037
   1,538,788               Government National Mortgage Association I,
                           3.5%, 10/15/42                                                        1,598,937
     805,790               Government National Mortgage Association I,
                           3.5%, 1/15/44                                                           836,631
  10,815,377               Government National Mortgage Association I,
                           3.5%, 1/15/45                                                        11,192,083
   2,821,922               Government National Mortgage Association I,
                           3.5%, 8/15/46                                                         2,920,562
       7,662               Government National Mortgage Association I,
                           4.0%, 5/15/39                                                             8,003
       4,010               Government National Mortgage Association I,
                           4.0%, 6/15/39                                                             4,187
       6,704               Government National Mortgage Association I,
                           4.0%, 8/15/40                                                             7,016
     225,846               Government National Mortgage Association I,
                           4.0%, 8/15/40                                                           235,836
       6,302               Government National Mortgage Association I,
                           4.0%, 9/15/40                                                             6,613
      96,672               Government National Mortgage Association I,
                           4.0%, 9/15/40                                                           100,994

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 63

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
       6,330               Government National Mortgage Association I,
                           4.0%, 10/15/40                                                 $          6,641
      11,613               Government National Mortgage Association I,
                           4.0%, 11/15/40                                                           12,132
      36,727               Government National Mortgage Association I,
                           4.0%, 11/15/40                                                           38,462
      20,853               Government National Mortgage Association I,
                           4.0%, 1/15/41                                                            21,878
      67,392               Government National Mortgage Association I,
                           4.0%, 1/15/41                                                            70,537
       9,115               Government National Mortgage Association I,
                           4.0%, 2/15/41                                                             9,565
      53,326               Government National Mortgage Association I,
                           4.0%, 6/15/41                                                            55,954
     141,418               Government National Mortgage Association I,
                           4.0%, 7/15/41                                                           148,356
       2,562               Government National Mortgage Association I,
                           4.0%, 9/15/41                                                             2,676
     399,136               Government National Mortgage Association I,
                           4.0%, 9/15/41                                                           418,846
       5,504               Government National Mortgage Association I,
                           4.0%, 10/15/41                                                            5,748
       6,877               Government National Mortgage Association I,
                           4.0%, 10/15/41                                                            7,199
       3,439               Government National Mortgage Association I,
                           4.0%, 11/15/41                                                            3,591
       4,891               Government National Mortgage Association I,
                           4.0%, 11/15/41                                                            5,120
       6,296               Government National Mortgage Association I,
                           4.0%, 12/15/41                                                            6,606
      25,895               Government National Mortgage Association I,
                           4.0%, 2/15/42                                                            27,167
     213,249               Government National Mortgage Association I,
                           4.0%, 2/15/42                                                           222,734
   1,137,905               Government National Mortgage Association I,
                           4.0%, 8/15/43                                                         1,191,217
      25,599               Government National Mortgage Association I,
                           4.0%, 11/15/43                                                           26,819
      12,544               Government National Mortgage Association I,
                           4.0%, 3/15/44                                                            13,101
     247,633               Government National Mortgage Association I,
                           4.0%, 3/15/44                                                           258,646
     913,188               Government National Mortgage Association I,
                           4.0%, 3/15/44                                                           953,596
   4,083,975               Government National Mortgage Association I,
                           4.0%, 3/15/44                                                         4,265,395

The accompanying notes are an integral part of these financial statements.

64 Pioneer Bond Fund | Semiannual Report | 12/31/17

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
       9,457               Government National Mortgage Association I,
                           4.0%, 4/15/44                                                  $          9,875
      27,383               Government National Mortgage Association I,
                           4.0%, 4/15/44                                                            28,594
   2,554,550               Government National Mortgage Association I,
                           4.0%, 4/15/44                                                         2,668,108
     376,474               Government National Mortgage Association I,
                           4.0%, 8/15/44                                                           393,184
      64,237               Government National Mortgage Association I,
                           4.0%, 9/15/44                                                            67,080
     271,290               Government National Mortgage Association I,
                           4.0%, 9/15/44                                                           283,294
     286,837               Government National Mortgage Association I,
                           4.0%, 9/15/44                                                           299,520
     605,102               Government National Mortgage Association I,
                           4.0%, 9/15/44                                                           631,875
   2,623,913               Government National Mortgage Association I,
                           4.0%, 9/15/44                                                         2,740,022
     139,793               Government National Mortgage Association I,
                           4.0%, 10/15/44                                                          146,061
     475,635               Government National Mortgage Association I,
                           4.0%, 11/15/44                                                          496,683
   2,120,460               Government National Mortgage Association I,
                           4.0%, 12/15/44                                                        2,214,295
     473,478               Government National Mortgage Association I,
                           4.0%, 1/15/45                                                           497,366
   1,136,312               Government National Mortgage Association I,
                           4.0%, 1/15/45                                                         1,186,899
   1,344,466               Government National Mortgage Association I,
                           4.0%, 1/15/45                                                         1,404,282
   2,005,707               Government National Mortgage Association I,
                           4.0%, 1/15/45                                                         2,094,590
   1,045,477               Government National Mortgage Association I,
                           4.0%, 2/15/45                                                         1,091,740
   1,566,079               Government National Mortgage Association I,
                           4.0%, 2/15/45                                                         1,635,325
     159,619               Government National Mortgage Association I,
                           4.0%, 3/15/45                                                           166,731
   1,710,293               Government National Mortgage Association I,
                           4.0%, 3/15/45                                                         1,786,067
   3,586,929               Government National Mortgage Association I,
                           4.0%, 4/15/45                                                         3,746,762
   1,860,400               Government National Mortgage Association I,
                           4.0%, 5/15/45                                                         1,944,221
   5,301,536               Government National Mortgage Association I,
                           4.0%, 6/15/45                                                         5,536,282

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 65

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
     763,595               Government National Mortgage Association I,
                           4.0%, 7/15/45                                                  $        797,941
     673,347               Government National Mortgage Association I,
                           4.0%, 8/15/45                                                           706,316
         993               Government National Mortgage Association I,
                           4.5%, 4/15/18                                                             1,002
       7,031               Government National Mortgage Association I,
                           4.5%, 6/15/19                                                             7,099
       3,571               Government National Mortgage Association I,
                           4.5%, 8/15/19                                                             3,625
       8,391               Government National Mortgage Association I,
                           4.5%, 12/15/19                                                            8,570
      10,841               Government National Mortgage Association I,
                           4.5%, 4/15/20                                                            11,100
     201,344               Government National Mortgage Association I,
                           4.5%, 6/15/25                                                           211,280
      53,590               Government National Mortgage Association I,
                           4.5%, 7/15/33                                                            56,734
     176,078               Government National Mortgage Association I,
                           4.5%, 9/15/33                                                           188,686
     152,150               Government National Mortgage Association I,
                           4.5%, 10/15/33                                                          160,259
     165,392               Government National Mortgage Association I,
                           4.5%, 10/15/33                                                          175,993
      24,964               Government National Mortgage Association I,
                           4.5%, 2/15/34                                                            26,285
      15,812               Government National Mortgage Association I,
                           4.5%, 3/15/35                                                            16,649
      56,189               Government National Mortgage Association I,
                           4.5%, 3/15/35                                                            59,159
      20,490               Government National Mortgage Association I,
                           4.5%, 4/15/35                                                            21,579
     171,414               Government National Mortgage Association I,
                           4.5%, 4/15/35                                                           182,251
      13,743               Government National Mortgage Association I,
                           4.5%, 9/15/35                                                            14,476
      80,140               Government National Mortgage Association I,
                           4.5%, 10/15/35                                                           84,408
      59,496               Government National Mortgage Association I,
                           4.5%, 4/15/38                                                            62,672
     878,521               Government National Mortgage Association I,
                           4.5%, 12/15/39                                                          930,571
     357,022               Government National Mortgage Association I,
                           4.5%, 1/15/40                                                           381,899
     219,669               Government National Mortgage Association I,
                           4.5%, 9/15/40                                                           234,712

The accompanying notes are an integral part of these financial statements.

66 Pioneer Bond Fund | Semiannual Report | 12/31/17

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
     922,210               Government National Mortgage Association I,
                           4.5%, 10/15/40                                                 $        974,606
     424,870               Government National Mortgage Association I,
                           4.5%, 4/15/41                                                           447,696
     916,011               Government National Mortgage Association I,
                           4.5%, 5/15/41                                                           975,596
     868,384               Government National Mortgage Association I,
                           4.5%, 6/15/41                                                           924,892
     311,740               Government National Mortgage Association I,
                           4.5%, 7/15/41                                                           332,122
     886,114               Government National Mortgage Association I,
                           4.5%, 8/15/41                                                           943,611
      13,827               Government National Mortgage Association I,
                           5.0%, 10/15/18                                                           13,986
      12,174               Government National Mortgage Association I,
                           5.0%, 2/15/19                                                            12,358
         341               Government National Mortgage Association I,
                           5.0%, 7/15/19                                                               358
      23,488               Government National Mortgage Association I,
                           5.0%, 7/15/19                                                            23,955
      67,453               Government National Mortgage Association I,
                           5.0%, 7/15/33                                                            73,468
      64,206               Government National Mortgage Association I,
                           5.0%, 9/15/33                                                            70,327
      79,481               Government National Mortgage Association I,
                           5.0%, 4/15/34                                                            86,226
     387,635               Government National Mortgage Association I,
                           5.0%, 4/15/35                                                           426,359
     184,597               Government National Mortgage Association I,
                           5.0%, 7/15/40                                                           199,800
       2,104               Government National Mortgage Association I,
                           5.5%, 2/15/18                                                             2,105
       1,973               Government National Mortgage Association I,
                           5.5%, 6/15/18                                                             1,975
       7,922               Government National Mortgage Association I,
                           5.5%, 11/15/18                                                            7,966
       2,874               Government National Mortgage Association I,
                           5.5%, 12/15/18                                                            2,888
         539               Government National Mortgage Association I,
                           5.5%, 4/15/19                                                               542
       2,125               Government National Mortgage Association I,
                           5.5%, 4/15/19                                                             2,132
      16,112               Government National Mortgage Association I,
                           5.5%, 8/15/19                                                            16,175
      31,406               Government National Mortgage Association I,
                           5.5%, 8/15/19                                                            31,683

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 67

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
      49,846               Government National Mortgage Association I,
                           5.5%, 9/15/19                                                  $         50,477
      14,344               Government National Mortgage Association I,
                           5.5%, 10/15/19                                                           14,546
      91,317               Government National Mortgage Association I,
                           5.5%, 11/15/19                                                           92,611
      48,509               Government National Mortgage Association I,
                           5.5%, 1/15/29                                                            53,204
      11,663               Government National Mortgage Association I,
                           5.5%, 6/15/33                                                            12,951
      61,553               Government National Mortgage Association I,
                           5.5%, 7/15/33                                                            68,365
      64,701               Government National Mortgage Association I,
                           5.5%, 7/15/33                                                            71,886
      17,370               Government National Mortgage Association I,
                           5.5%, 8/15/33                                                            19,294
      28,682               Government National Mortgage Association I,
                           5.5%, 8/15/33                                                            31,847
     123,940               Government National Mortgage Association I,
                           5.5%, 8/15/33                                                           136,740
      50,095               Government National Mortgage Association I,
                           5.5%, 9/15/33                                                            54,987
      94,940               Government National Mortgage Association I,
                           5.5%, 9/15/33                                                           104,934
      53,565               Government National Mortgage Association I,
                           5.5%, 10/15/33                                                           59,443
      57,105               Government National Mortgage Association I,
                           5.5%, 10/15/33                                                           63,350
     305,563               Government National Mortgage Association I,
                           5.5%, 7/15/34                                                           339,264
      27,107               Government National Mortgage Association I,
                           5.5%, 10/15/34                                                           30,088
     342,914               Government National Mortgage Association I,
                           5.5%, 11/15/34                                                          380,682
     105,305               Government National Mortgage Association I,
                           5.5%, 1/15/35                                                           116,582
      25,655               Government National Mortgage Association I,
                           5.5%, 2/15/35                                                            28,362
      37,743               Government National Mortgage Association I,
                           5.5%, 2/15/35                                                            41,396
      64,002               Government National Mortgage Association I,
                           5.5%, 6/15/35                                                            70,196
     414,114               Government National Mortgage Association I,
                           5.5%, 7/15/35                                                           473,414
      59,521               Government National Mortgage Association I,
                           5.5%, 10/15/35                                                           65,808

The accompanying notes are an integral part of these financial statements.

68 Pioneer Bond Fund | Semiannual Report | 12/31/17

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
     142,178               Government National Mortgage Association I,
                           5.5%, 10/15/35                                                 $        157,257
      34,436               Government National Mortgage Association I,
                           5.5%, 2/15/37                                                            38,108
      12,538               Government National Mortgage Association I,
                           5.72%, 4/15/29                                                           13,840
       3,162               Government National Mortgage Association I,
                           6.0%, 1/15/19                                                             3,174
      13,316               Government National Mortgage Association I,
                           6.0%, 3/15/19                                                            13,305
      20,808               Government National Mortgage Association I,
                           6.0%, 9/15/19                                                            20,914
     108,345               Government National Mortgage Association I,
                           6.0%, 12/15/23                                                          112,486
      10,073               Government National Mortgage Association I,
                           6.0%, 1/15/24                                                            11,262
      34,999               Government National Mortgage Association I,
                           6.0%, 4/15/28                                                            39,420
     166,311               Government National Mortgage Association I,
                           6.0%, 9/15/28                                                           189,767
       6,769               Government National Mortgage Association I,
                           6.0%, 10/15/28                                                            7,568
      58,231               Government National Mortgage Association I,
                           6.0%, 2/15/29                                                            66,248
      79,216               Government National Mortgage Association I,
                           6.0%, 2/15/29                                                            90,379
      54,449               Government National Mortgage Association I,
                           6.0%, 6/15/31                                                            60,875
      21,245               Government National Mortgage Association I,
                           6.0%, 11/15/31                                                           23,884
       1,469               Government National Mortgage Association I,
                           6.0%, 3/15/32                                                             1,662
       5,887               Government National Mortgage Association I,
                           6.0%, 8/15/32                                                             6,648
      57,081               Government National Mortgage Association I,
                           6.0%, 9/15/32                                                            63,827
      89,158               Government National Mortgage Association I,
                           6.0%, 9/15/32                                                            99,680
     177,215               Government National Mortgage Association I,
                           6.0%, 9/15/32                                                           198,130
      10,780               Government National Mortgage Association I,
                           6.0%, 10/15/32                                                           12,052
      33,786               Government National Mortgage Association I,
                           6.0%, 10/15/32                                                           37,773
      34,380               Government National Mortgage Association I,
                           6.0%, 10/15/32                                                           38,726

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 69

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
       6,338               Government National Mortgage Association I,
                           6.0%, 11/15/32                                                 $          7,085
       6,894               Government National Mortgage Association I,
                           6.0%, 11/15/32                                                            7,708
       8,347               Government National Mortgage Association I,
                           6.0%, 12/15/32                                                            9,335
       9,653               Government National Mortgage Association I,
                           6.0%, 12/15/32                                                           10,807
      65,578               Government National Mortgage Association I,
                           6.0%, 12/15/32                                                           73,317
     133,130               Government National Mortgage Association I,
                           6.0%, 12/15/32                                                          148,842
     192,345               Government National Mortgage Association I,
                           6.0%, 12/15/32                                                          215,046
     211,257               Government National Mortgage Association I,
                           6.0%, 12/15/32                                                          236,190
     334,138               Government National Mortgage Association I,
                           6.0%, 12/15/32                                                          374,478
      33,593               Government National Mortgage Association I,
                           6.0%, 1/15/33                                                            37,976
      34,111               Government National Mortgage Association I,
                           6.0%, 1/15/33                                                            38,136
     136,592               Government National Mortgage Association I,
                           6.0%, 1/15/33                                                           155,725
      26,738               Government National Mortgage Association I,
                           6.0%, 2/15/33                                                            30,061
      68,219               Government National Mortgage Association I,
                           6.0%, 2/15/33                                                            76,270
      74,300               Government National Mortgage Association I,
                           6.0%, 2/15/33                                                            83,780
     121,908               Government National Mortgage Association I,
                           6.0%, 2/15/33                                                           140,318
      42,028               Government National Mortgage Association I,
                           6.0%, 3/15/33                                                            47,446
      50,865               Government National Mortgage Association I,
                           6.0%, 3/15/33                                                            56,868
      88,479               Government National Mortgage Association I,
                           6.0%, 3/15/33                                                           100,033
      92,216               Government National Mortgage Association I,
                           6.0%, 3/15/33                                                           103,099
      97,251               Government National Mortgage Association I,
                           6.0%, 3/15/33                                                           109,754
     107,048               Government National Mortgage Association I,
                           6.0%, 3/15/33                                                           120,483
     208,857               Government National Mortgage Association I,
                           6.0%, 3/15/33                                                           235,807

The accompanying notes are an integral part of these financial statements.

70 Pioneer Bond Fund | Semiannual Report | 12/31/17

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
     327,229               Government National Mortgage Association I,
                           6.0%, 3/15/33                                                  $        370,128
      16,078               Government National Mortgage Association I,
                           6.0%, 4/15/33                                                            17,975
      30,479               Government National Mortgage Association I,
                           6.0%, 4/15/33                                                            34,076
      36,152               Government National Mortgage Association I,
                           6.0%, 4/15/33                                                            40,418
      18,048               Government National Mortgage Association I,
                           6.0%, 5/15/33                                                            20,178
     124,951               Government National Mortgage Association I,
                           6.0%, 5/15/33                                                           139,984
       9,936               Government National Mortgage Association I,
                           6.0%, 6/15/33                                                            11,236
      13,277               Government National Mortgage Association I,
                           6.0%, 9/15/33                                                            14,870
      15,295               Government National Mortgage Association I,
                           6.0%, 9/15/33                                                            17,100
      47,402               Government National Mortgage Association I,
                           6.0%, 9/15/33                                                            53,624
      38,678               Government National Mortgage Association I,
                           6.0%, 10/15/33                                                           43,675
      95,689               Government National Mortgage Association I,
                           6.0%, 11/15/33                                                          106,983
     174,739               Government National Mortgage Association I,
                           6.0%, 3/15/34                                                           202,984
      58,113               Government National Mortgage Association I,
                           6.0%, 6/15/34                                                            65,710
      32,619               Government National Mortgage Association I,
                           6.0%, 8/15/34                                                            36,751
      44,744               Government National Mortgage Association I,
                           6.0%, 8/15/34                                                            50,024
      25,872               Government National Mortgage Association I,
                           6.0%, 9/15/34                                                            29,254
      37,419               Government National Mortgage Association I,
                           6.0%, 9/15/34                                                            41,836
     134,592               Government National Mortgage Association I,
                           6.0%, 9/15/34                                                           152,190
      62,627               Government National Mortgage Association I,
                           6.0%, 10/15/34                                                           70,018
      79,915               Government National Mortgage Association I,
                           6.0%, 10/15/34                                                           89,840
     163,660               Government National Mortgage Association I,
                           6.0%, 10/15/34                                                          182,975
      99,702               Government National Mortgage Association I,
                           6.0%, 11/15/34                                                          113,221

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 71

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
     750,632               Government National Mortgage Association I,
                           6.0%, 9/15/35                                                  $        858,498
     198,432               Government National Mortgage Association I,
                           6.0%, 8/15/36                                                           223,386
     121,895               Government National Mortgage Association I,
                           6.0%, 10/15/36                                                          137,489
      36,483               Government National Mortgage Association I,
                           6.0%, 11/15/37                                                           40,796
      42,583               Government National Mortgage Association I,
                           6.0%, 8/15/38                                                            47,608
      19,215               Government National Mortgage Association I,
                           6.5%, 10/15/24                                                           21,035
       6,737               Government National Mortgage Association I,
                           6.5%, 2/15/28                                                             7,474
       7,630               Government National Mortgage Association I,
                           6.5%, 4/15/28                                                             8,465
      35,220               Government National Mortgage Association I,
                           6.5%, 4/15/28                                                            39,073
       7,704               Government National Mortgage Association I,
                           6.5%, 6/15/28                                                             8,744
       6,519               Government National Mortgage Association I,
                           6.5%, 8/15/28                                                             7,233
       3,768               Government National Mortgage Association I,
                           6.5%, 10/15/28                                                            4,180
      15,148               Government National Mortgage Association I,
                           6.5%, 10/15/28                                                           16,805
      22,054               Government National Mortgage Association I,
                           6.5%, 1/15/29                                                            24,467
       1,020               Government National Mortgage Association I,
                           6.5%, 2/15/29                                                             1,131
       5,740               Government National Mortgage Association I,
                           6.5%, 2/15/29                                                             6,368
      16,123               Government National Mortgage Association I,
                           6.5%, 2/15/29                                                            17,887
       7,194               Government National Mortgage Association I,
                           6.5%, 3/15/29                                                             7,982
       8,796               Government National Mortgage Association I,
                           6.5%, 3/15/29                                                             9,759
      12,435               Government National Mortgage Association I,
                           6.5%, 3/15/29                                                            13,796
      54,684               Government National Mortgage Association I,
                           6.5%, 3/15/29                                                            60,667
      76,037               Government National Mortgage Association I,
                           6.5%, 3/15/29                                                            84,356
       2,564               Government National Mortgage Association I,
                           6.5%, 5/15/29                                                             2,845

The accompanying notes are an integral part of these financial statements.

72 Pioneer Bond Fund | Semiannual Report | 12/31/17

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
       3,677               Government National Mortgage Association I,
                           6.5%, 5/15/29                                                  $          4,079
      54,372               Government National Mortgage Association I,
                           6.5%, 5/15/29                                                            61,859
      24,294               Government National Mortgage Association I,
                           6.5%, 6/15/29                                                            26,952
       4,900               Government National Mortgage Association I,
                           6.5%, 3/15/31                                                             5,436
      61,099               Government National Mortgage Association I,
                           6.5%, 4/15/31                                                            70,624
      13,843               Government National Mortgage Association I,
                           6.5%, 5/15/31                                                            15,829
      15,005               Government National Mortgage Association I,
                           6.5%, 5/15/31                                                            17,318
      37,483               Government National Mortgage Association I,
                           6.5%, 5/15/31                                                            41,585
       6,094               Government National Mortgage Association I,
                           6.5%, 6/15/31                                                             6,761
      18,014               Government National Mortgage Association I,
                           6.5%, 7/15/31                                                            19,985
      48,085               Government National Mortgage Association I,
                           6.5%, 8/15/31                                                            53,347
      17,698               Government National Mortgage Association I,
                           6.5%, 9/15/31                                                            19,635
       4,845               Government National Mortgage Association I,
                           6.5%, 10/15/31                                                            5,375
      19,520               Government National Mortgage Association I,
                           6.5%, 10/15/31                                                           21,656
      64,992               Government National Mortgage Association I,
                           6.5%, 10/15/31                                                           72,103
       3,902               Government National Mortgage Association I,
                           6.5%, 11/15/31                                                            4,329
      42,531               Government National Mortgage Association I,
                           6.5%, 11/15/31                                                           47,185
      18,499               Government National Mortgage Association I,
                           6.5%, 1/15/32                                                            20,523
      80,482               Government National Mortgage Association I,
                           6.5%, 1/15/32                                                            90,336
       8,084               Government National Mortgage Association I,
                           6.5%, 2/15/32                                                             8,969
      13,454               Government National Mortgage Association I,
                           6.5%, 2/15/32                                                            15,025
      17,696               Government National Mortgage Association I,
                           6.5%, 2/15/32                                                            20,567
      19,833               Government National Mortgage Association I,
                           6.5%, 2/15/32                                                            22,003

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 73

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
      31,948               Government National Mortgage Association I,
                           6.5%, 2/15/32                                                  $         36,658
      15,137               Government National Mortgage Association I,
                           6.5%, 3/15/32                                                            16,794
      78,656               Government National Mortgage Association I,
                           6.5%, 3/15/32                                                            87,262
       4,976               Government National Mortgage Association I,
                           6.5%, 4/15/32                                                             5,520
       9,069               Government National Mortgage Association I,
                           6.5%, 4/15/32                                                            10,062
      10,117               Government National Mortgage Association I,
                           6.5%, 4/15/32                                                            11,224
      61,261               Government National Mortgage Association I,
                           6.5%, 4/15/32                                                            70,739
       4,389               Government National Mortgage Association I,
                           6.5%, 5/15/32                                                             4,869
       5,459               Government National Mortgage Association I,
                           6.5%, 5/15/32                                                             6,056
       9,981               Government National Mortgage Association I,
                           6.5%, 5/15/32                                                            11,310
      10,890               Government National Mortgage Association I,
                           6.5%, 5/15/32                                                            12,081
       9,941               Government National Mortgage Association I,
                           6.5%, 6/15/32                                                            11,028
      11,379               Government National Mortgage Association I,
                           6.5%, 6/15/32                                                            12,623
      12,860               Government National Mortgage Association I,
                           6.5%, 6/15/32                                                            14,267
       8,600               Government National Mortgage Association I,
                           6.5%, 7/15/32                                                             9,541
       9,790               Government National Mortgage Association I,
                           6.5%, 7/15/32                                                            10,861
      10,403               Government National Mortgage Association I,
                           6.5%, 7/15/32                                                            11,541
     112,965               Government National Mortgage Association I,
                           6.5%, 7/15/32                                                           131,375
       3,696               Government National Mortgage Association I,
                           6.5%, 8/15/32                                                             4,101
      36,747               Government National Mortgage Association I,
                           6.5%, 8/15/32                                                            42,769
      43,456               Government National Mortgage Association I,
                           6.5%, 8/15/32                                                            48,210
      15,355               Government National Mortgage Association I,
                           6.5%, 9/15/32                                                            17,035
      38,258               Government National Mortgage Association I,
                           6.5%, 9/15/32                                                            42,444

The accompanying notes are an integral part of these financial statements.

74 Pioneer Bond Fund | Semiannual Report | 12/31/17

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
      40,998               Government National Mortgage Association I,
                           6.5%, 9/15/32                                                  $         45,483
      72,093               Government National Mortgage Association I,
                           6.5%, 10/15/32                                                           79,981
      46,651               Government National Mortgage Association I,
                           6.5%, 11/15/32                                                           53,978
     290,203               Government National Mortgage Association I,
                           6.5%, 12/15/32                                                          336,736
       3,041               Government National Mortgage Association I,
                           6.5%, 1/15/33                                                             3,473
     311,197               Government National Mortgage Association I,
                           6.5%, 1/15/33                                                           361,843
      30,244               Government National Mortgage Association I,
                           6.5%, 5/15/33                                                            33,553
       1,602               Government National Mortgage Association I,
                           6.5%, 10/15/33                                                            1,778
       5,762               Government National Mortgage Association I,
                           6.5%, 2/15/34                                                             6,392
     108,485               Government National Mortgage Association I,
                           6.5%, 6/15/34                                                           120,355
       3,919               Government National Mortgage Association I,
                           6.5%, 9/15/34                                                             4,348
         419               Government National Mortgage Association I,
                           6.5%, 1/15/35                                                               438
      39,393               Government National Mortgage Association I,
                           6.5%, 4/15/35                                                            43,703
       6,343               Government National Mortgage Association I,
                           6.5%, 6/15/35                                                             7,037
      17,796               Government National Mortgage Association I,
                           6.5%, 7/15/35                                                            19,743
      62,927               Government National Mortgage Association I,
                           6.5%, 7/15/35                                                            69,813
       3,874               Government National Mortgage Association I,
                           6.75%, 4/15/26                                                            4,298
      16,403               Government National Mortgage Association I,
                           7.0%, 8/15/23                                                            17,284
      49,613               Government National Mortgage Association I,
                           7.0%, 9/15/24                                                            54,348
      20,071               Government National Mortgage Association I,
                           7.0%, 7/15/25                                                            21,843
       7,593               Government National Mortgage Association I,
                           7.0%, 11/15/26                                                            8,449
      17,397               Government National Mortgage Association I,
                           7.0%, 6/15/27                                                            19,648
      16,896               Government National Mortgage Association I,
                           7.0%, 1/15/28                                                            18,262

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 75

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
      16,244               Government National Mortgage Association I,
                           7.0%, 2/15/28                                                  $         17,352
      12,349               Government National Mortgage Association I,
                           7.0%, 3/15/28                                                            12,643
       5,839               Government National Mortgage Association I,
                           7.0%, 4/15/28                                                             5,908
      15,192               Government National Mortgage Association I,
                           7.0%, 7/15/28                                                            16,683
       1,255               Government National Mortgage Association I,
                           7.0%, 8/15/28                                                             1,395
      13,666               Government National Mortgage Association I,
                           7.0%, 11/15/28                                                           15,788
      40,020               Government National Mortgage Association I,
                           7.0%, 11/15/28                                                           45,796
      21,829               Government National Mortgage Association I,
                           7.0%, 4/15/29                                                            22,436
      24,832               Government National Mortgage Association I,
                           7.0%, 4/15/29                                                            26,650
      22,343               Government National Mortgage Association I,
                           7.0%, 5/15/29                                                            22,739
       3,873               Government National Mortgage Association I,
                           7.0%, 6/15/29                                                             3,882
      10,388               Government National Mortgage Association I,
                           7.0%, 7/15/29                                                            11,516
      53,072               Government National Mortgage Association I,
                           7.0%, 11/15/29                                                           57,722
       1,965               Government National Mortgage Association I,
                           7.0%, 12/15/30                                                            1,999
       9,664               Government National Mortgage Association I,
                           7.0%, 12/15/30                                                           10,450
      32,681               Government National Mortgage Association I,
                           7.0%, 12/15/30                                                           38,008
      37,494               Government National Mortgage Association I,
                           7.0%, 12/15/30                                                           38,087
      41,848               Government National Mortgage Association I,
                           7.0%, 1/15/31                                                            42,376
      10,082               Government National Mortgage Association I,
                           7.0%, 3/15/31                                                            10,519
      25,195               Government National Mortgage Association I,
                           7.0%, 6/15/31                                                            29,591
       2,862               Government National Mortgage Association I,
                           7.0%, 7/15/31                                                             3,365
     140,703               Government National Mortgage Association I,
                           7.0%, 8/15/31                                                           165,997
      12,027               Government National Mortgage Association I,
                           7.0%, 9/15/31                                                            12,601

The accompanying notes are an integral part of these financial statements.

76 Pioneer Bond Fund | Semiannual Report | 12/31/17

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
      29,702               Government National Mortgage Association I,
                           7.0%, 9/15/31                                                  $         32,359
       7,969               Government National Mortgage Association I,
                           7.0%, 11/15/31                                                            8,295
      50,848               Government National Mortgage Association I,
                           7.0%, 3/15/32                                                            55,315
      43,963               Government National Mortgage Association I,
                           7.0%, 4/15/32                                                            48,128
      73,467               Government National Mortgage Association I,
                           7.0%, 5/15/32                                                            85,030
       6,860               Government National Mortgage Association I,
                           7.5%, 3/15/23                                                             7,237
      27,208               Government National Mortgage Association I,
                           7.5%, 10/15/23                                                           29,056
       1,375               Government National Mortgage Association I,
                           7.5%, 6/15/24                                                             1,405
       9,318               Government National Mortgage Association I,
                           7.5%, 8/15/25                                                             9,477
         355               Government National Mortgage Association I,
                           7.5%, 9/15/25                                                               355
       4,489               Government National Mortgage Association I,
                           7.5%, 9/15/25                                                             4,840
       3,736               Government National Mortgage Association I,
                           7.5%, 12/15/25                                                            3,836
       1,576               Government National Mortgage Association I,
                           7.5%, 2/15/26                                                             1,625
      10,118               Government National Mortgage Association I,
                           7.5%, 2/15/27                                                            10,887
      29,555               Government National Mortgage Association I,
                           7.5%, 3/15/27                                                            34,184
      42,675               Government National Mortgage Association I,
                           7.5%, 10/15/27                                                           47,003
      15,301               Government National Mortgage Association I,
                           7.5%, 6/15/29                                                            16,790
         800               Government National Mortgage Association I,
                           7.5%, 8/15/29                                                               802
       2,673               Government National Mortgage Association I,
                           7.5%, 8/15/29                                                             2,718
      16,557               Government National Mortgage Association I,
                           7.5%, 8/15/29                                                            17,241
      17,552               Government National Mortgage Association I,
                           7.5%, 9/15/29                                                            17,601
       5,724               Government National Mortgage Association I,
                           7.5%, 10/15/29                                                            5,926
       8,393               Government National Mortgage Association I,
                           7.5%, 10/15/29                                                            9,090

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 77

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
      13,998               Government National Mortgage Association I,
                           7.5%, 2/15/31                                                  $         14,164
      15,468               Government National Mortgage Association I,
                           7.5%, 2/15/31                                                            15,914
       7,091               Government National Mortgage Association I,
                           7.5%, 3/15/31                                                             7,289
      42,820               Government National Mortgage Association I,
                           7.5%, 12/15/31                                                           44,613
       2,156               Government National Mortgage Association I,
                           7.75%, 2/15/30                                                            2,188
       9,174               Government National Mortgage Association I,
                           8.25%, 5/15/20                                                            9,424
       1,387               Government National Mortgage Association I,
                           8.5%, 8/15/21                                                             1,392
         308               Government National Mortgage Association I,
                           9.0%, 12/15/19                                                              312
       2,640               Government National Mortgage Association I,
                           9.0%, 1/15/20                                                             2,667
         168               Government National Mortgage Association I,
                           9.0%, 9/15/21                                                               170
       1,641               Government National Mortgage Association I,
                           9.0%, 6/15/22                                                             1,675
   3,955,279               Government National Mortgage Association II,
                           3.0%, 8/20/46                                                         3,995,011
     718,424               Government National Mortgage Association II,
                           3.5%, 3/20/45                                                           743,693
     511,743               Government National Mortgage Association II,
                           3.5%, 4/20/45                                                           530,270
     981,026               Government National Mortgage Association II,
                           3.5%, 4/20/45                                                         1,017,379
   1,318,202               Government National Mortgage Association II,
                           3.5%, 4/20/45                                                         1,367,468
   3,789,490               Government National Mortgage Association II,
                           3.5%, 8/20/45                                                         3,923,457
   6,015,026               Government National Mortgage Association II,
                           3.5%, 1/20/46                                                         6,226,752
   1,659,804               Government National Mortgage Association II,
                           3.5%, 3/20/46                                                         1,726,665
   7,906,815               Government National Mortgage Association II,
                           4.0%, 7/20/44                                                         8,303,847
     213,755               Government National Mortgage Association II,
                           4.0%, 9/20/44                                                           224,456
   1,851,112               Government National Mortgage Association II,
                           4.0%, 10/20/44                                                        1,943,641
   7,205,397               Government National Mortgage Association II,
                           4.0%, 10/20/46                                                        7,520,005

The accompanying notes are an integral part of these financial statements.

78 Pioneer Bond Fund | Semiannual Report | 12/31/17

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
  11,810,000               Government National Mortgage Association II,
                           4.0%, 12/20/47                                                 $     12,374,658
      70,839               Government National Mortgage Association II,
                           4.5%, 12/20/34                                                           74,916
     244,670               Government National Mortgage Association II,
                           4.5%, 1/20/35                                                           258,672
      41,375               Government National Mortgage Association II,
                           4.5%, 3/20/35                                                            43,752
   1,219,292               Government National Mortgage Association II,
                           4.5%, 9/20/41                                                         1,291,323
   1,855,623               Government National Mortgage Association II,
                           4.5%, 10/20/44                                                        1,960,495
   3,879,322               Government National Mortgage Association II,
                           4.5%, 11/20/44                                                        4,096,285
   9,631,139               Government National Mortgage Association II,
                           4.5%, 8/20/47                                                        10,161,315
      20,245               Government National Mortgage Association II,
                           5.0%, 12/20/18                                                           20,521
      10,453               Government National Mortgage Association II,
                           5.0%, 2/20/19                                                            10,598
      10,797               Government National Mortgage Association II,
                           5.0%, 1/20/20                                                            11,132
      75,618               Government National Mortgage Association II,
                           5.5%, 10/20/19                                                           76,641
     173,854               Government National Mortgage Association II,
                           5.5%, 3/20/34                                                           192,748
     152,686               Government National Mortgage Association II,
                           5.5%, 4/20/34                                                           169,300
     128,316               Government National Mortgage Association II,
                           5.5%, 10/20/37                                                          140,968
     143,193               Government National Mortgage Association II,
                           5.75%, 6/20/33                                                          156,513
      38,161               Government National Mortgage Association II,
                           5.9%, 11/20/27                                                           41,988
      25,125               Government National Mortgage Association II,
                           5.9%, 1/20/28                                                            27,644
      69,670               Government National Mortgage Association II,
                           5.9%, 7/20/28                                                            76,123
       7,315               Government National Mortgage Association II,
                           6.0%, 12/20/18                                                            7,336
       6,058               Government National Mortgage Association II,
                           6.0%, 7/20/19                                                             6,086
      16,825               Government National Mortgage Association II,
                           6.0%, 10/20/31                                                           18,972
      80,510               Government National Mortgage Association II,
                           6.0%, 1/20/33                                                            93,108
      89,060               Government National Mortgage Association II,
                           6.0%, 10/20/33                                                          101,105

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 79

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
      50,339               Government National Mortgage Association II,
                           6.0%, 6/20/34                                                  $         57,123
      47,005               Government National Mortgage Association II,
                           6.45%, 7/20/32                                                           52,206
      82,569               Government National Mortgage Association II,
                           6.45%, 1/20/33                                                           91,710
      21,006               Government National Mortgage Association II,
                           6.5%, 1/20/24                                                            22,203
      37,217               Government National Mortgage Association II,
                           6.5%, 8/20/28                                                            42,327
       1,803               Government National Mortgage Association II,
                           6.5%, 2/20/29                                                             2,074
         704               Government National Mortgage Association II,
                           6.5%, 3/20/29                                                               804
      22,380               Government National Mortgage Association II,
                           6.5%, 4/20/29                                                            25,551
      11,644               Government National Mortgage Association II,
                           6.5%, 4/20/31                                                            13,491
       8,408               Government National Mortgage Association II,
                           6.5%, 6/20/31                                                             9,742
      39,966               Government National Mortgage Association II,
                           6.5%, 10/20/32                                                           46,447
      55,032               Government National Mortgage Association II,
                           6.5%, 3/20/34                                                            64,554
       6,528               Government National Mortgage Association II,
                           7.0%, 5/20/26                                                             7,255
      17,331               Government National Mortgage Association II,
                           7.0%, 8/20/27                                                            19,851
      17,946               Government National Mortgage Association II,
                           7.0%, 6/20/28                                                            20,686
      58,566               Government National Mortgage Association II,
                           7.0%, 11/20/28                                                           67,533
      60,685               Government National Mortgage Association II,
                           7.0%, 1/20/29                                                            70,316
       6,229               Government National Mortgage Association II,
                           7.0%, 2/20/29                                                             7,202
       1,716               Government National Mortgage Association II,
                           7.0%, 12/20/30                                                            1,988
       9,222               Government National Mortgage Association II,
                           7.0%, 1/20/31                                                            10,694
       4,406               Government National Mortgage Association II,
                           7.0%, 3/20/31                                                             5,071
      23,538               Government National Mortgage Association II,
                           7.0%, 7/20/31                                                            27,761
       9,410               Government National Mortgage Association II,
                           7.0%, 11/20/31                                                           11,075

The accompanying notes are an integral part of these financial statements.

80 Pioneer Bond Fund | Semiannual Report | 12/31/17

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
       9,267               Government National Mortgage Association II,
                           7.5%, 5/20/30                                                  $         11,004
       2,917               Government National Mortgage Association II,
                           7.5%, 6/20/30                                                             3,414
       7,401               Government National Mortgage Association II,
                           7.5%, 7/20/30                                                             8,537
      10,316               Government National Mortgage Association II,
                           7.5%, 8/20/30                                                            11,942
       5,413               Government National Mortgage Association II,
                           7.5%, 12/20/30                                                            6,395
          32               Government National Mortgage Association II,
                           8.0%, 5/20/25                                                                34
         356               Government National Mortgage Association II,
                           9.0%, 9/20/21                                                               357
       2,016               Government National Mortgage Association II,
                           9.0%, 3/20/22                                                             2,023
         280               Government National Mortgage Association II,
                           9.0%, 4/20/22                                                               281
       2,226               Government National Mortgage Association II,
                           9.0%, 11/20/24                                                            2,234
     813,343               Tennessee Valley Authority, 4.929%, 1/15/21                             862,662
  19,808,000               U.S. Treasury Bonds, 2.75%, 8/15/47                                  19,832,760
  14,040,000               U.S. Treasury Bonds, 4.5%, 2/15/36                                   18,074,855
  64,042,927               U.S. Treasury Inflation Indexed Bonds,
                           0.75%, 2/15/45                                                       64,364,056
  31,012,541               U.S. Treasury Inflation Indexed Bonds,
                           0.875%, 2/15/47                                                      32,226,560
  73,105,630               U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                 78,096,100
  22,958,000               U.S. Treasury Notes, 2.25%, 8/15/27                                  22,635,153
                                                                                          ----------------
                                                                                          $  1,630,118,664
----------------------------------------------------------------------------------------------------------
                           TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                           (Cost $1,630,190,237)                                          $  1,630,118,664
----------------------------------------------------------------------------------------------------------
                           FOREIGN GOVERNMENT BONDS --
                           0.2% of Net Assets
                           Kuwait -- 0.1%
   5,880,000               Kuwait International Government Bond, 3.5%,
                           3/20/27 (144A)                                                 $      5,971,798
----------------------------------------------------------------------------------------------------------
                           Nigeria -- 0.1%
   4,550,000               Africa Finance Corp., 4.375%, 4/29/20 (144A)                   $      4,675,125
----------------------------------------------------------------------------------------------------------
                           TOTAL FOREIGN GOVERNMENT BONDS
                           (Cost $10,354,703)                                             $     10,646,923
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 81

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           MUNICIPAL BONDS -- 2.3% of Net Assets (j)
                           Municipal Development -- 0.1%
   4,500,000(i)            New Jersey Economic Development Authority,
                           Series B, 2/15/18                                              $      4,489,560
----------------------------------------------------------------------------------------------------------
                           Municipal General -- 1.0%
   2,350,000               Central Florida Expressway Authority, 5.0%, 7/1/38             $      2,793,515
  16,795,000(k)            Commonwealth of Pennsylvania, 1St Series,
                           4.0%, 1/1/29                                                         18,331,743
   4,775,000               Illinois Finance Authority, Northwestern Memorial
                           Healthcare, 4.0%, 7/15/47                                             5,085,805
   2,410,000               JEA Water & Sewer System Revenue, Series A,
                           4.0%, 10/1/35                                                         2,629,262
   2,435,000               JEA Water & Sewer System Revenue, Series A,
                           4.0%, 10/1/39                                                         2,632,917
   4,075,000               JobsOhio Beverage System, Ohio Taxable Senior
                           Lien, Series B, 3.985%, 1/1/29                                        4,319,907
   1,035,000               JobsOhio Beverage System, Ohio Taxable Senior
                           Lien, Series B, 4.532%, 1/1/35                                        1,158,517
   1,695,000               Massachusetts Development Finance Agency,
                           Partners Healthcare System, 4.0%, 7/1/36                              1,819,209
   2,910,000               Massachusetts Development Finance Agency,
                           Partners Healthcare System, 4.0%, 7/1/41                              3,094,960
   2,830,000               Virginia Commonwealth Transportation Board,
                           Transportation Capital Projects, 3.0%, 5/15/39                        2,764,287
   2,325,000               Virginia Commonwealth Transportation Board,
                           Transportation Capital Projects, 4.0%, 5/15/31                        2,524,764
   2,325,000               Virginia Commonwealth Transportation Board,
                           Transportation Capital Projects, 4.0%, 5/15/32                        2,524,182
                                                                                          ----------------
                                                                                          $     49,679,068
----------------------------------------------------------------------------------------------------------
                           Municipal Higher Education -- 0.8%
     525,000               Amherst College, 3.794%, 11/1/42                               $        530,548
   1,025,000               Baylor University, Series A, 4.313%, 3/1/42                           1,086,725
   7,425,000               Massachusetts Development Finance Agency,
                           Harvard University, Series A, 5.0%, 7/15/40                          10,035,927
   7,300,000               New York State Dormitory Authority, Columbia
                           University, Series A-2, 5.0%, 10/1/46                                10,275,334
  16,810,000               University of California, Series AX, 3.063%, 7/1/25                  16,993,061
   3,100,000               University of Virginia, Revenue, Refunding General
                           Green, Series A-2, 5.0%, 4/1/45                                       3,626,194
                                                                                          ----------------
                                                                                          $     42,547,789
----------------------------------------------------------------------------------------------------------
                           Municipal Medical -- 0.1%
   1,765,000               Ohio Higher Educational Facility Commission,
                           Cleveland Clinic Health, Series A 1, 5.0%, 1/1/42              $      1,982,042
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

82 Pioneer Bond Fund | Semiannual Report | 12/31/17

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           Municipal Obligation -- 0.1%
   3,150,000(k)            State of Texas, Transportation Commission Mobility
                           Fund, Series A, 4.0%, 10/1/44                                  $      3,382,754
   1,600,000(k)            State of Washington, Series R-2015D, 5.0%, 7/1/30                     1,896,944
                                                                                          ----------------
                                                                                          $      5,279,698
----------------------------------------------------------------------------------------------------------
                           Municipal School District -- 0.1%
   2,800,000(k)            Frisco Independent School District, Refunding
                           School Building, 4.0%, 8/15/40                                 $      3,007,900
   1,750,000(k)            Frisco Independent School District, Refunding
                           School Building, 4.0%, 8/15/45                                        1,875,265
                                                                                          ----------------
                                                                                          $      4,883,165
----------------------------------------------------------------------------------------------------------
                           Municipal Transportation -- 0.1%
   3,220,000               Fairfax County Economic Development Authority,
                           Series A, 2.875%, 4/1/34                                       $      3,152,187
     600,000               Port Authority of New York & New Jersey,
                           Consolidated-174TH, 4.458%, 10/1/62                                     692,838
                                                                                          ----------------
                                                                                          $      3,845,025
----------------------------------------------------------------------------------------------------------
                           TOTAL MUNICIPAL BONDS
                           (Cost $110,569,604)                                            $    112,706,347
----------------------------------------------------------------------------------------------------------
                           SENIOR SECURED FLOATING RATE LOAN
                           INTERESTS -- 3.0% of Net Assets*(b)
                           AUTOMOBILES & COMPONENTS -- 0.2%
                           AUTO PARTS & EQUIPMENT -- 0.2%
     628,818               Allison Transmission, Inc., Term B-3 Loan, 3.57%
                           (LIBOR + 200 bps), 9/23/22                                     $        634,277
   4,161,625               American Axle & Manufacturing, Inc., Tranche B
                           Term Loan, 3.713% (LIBOR + 225 bps), 4/6/24                           4,176,191
   2,014,410               Electrical Components International, Inc., Term Loan,
                           6.443% (LIBOR + 475 bps), 5/28/21                                     2,032,036
     814,623               Federal-Mogul Corp., Tranche C Term Loan, 5.252%
                           (LIBOR + 375 bps), 4/15/21                                              821,666
   1,424,519               TI Group Automotive Systems LLC, Initial US Term
                           Loan, 4.319% (LIBOR + 275 bps), 6/30/22                               1,434,758
   1,187,454               Tower Automotive Holdings USA LLC, Initial Term
                           Loan, 4.188% (LIBOR + 275 bps), 3/7/24                                1,193,577
                                                                                          ----------------
                                                                                          $     10,292,505
----------------------------------------------------------------------------------------------------------
                           Tires & Rubber -- 0.0%+
   1,396,667               Goodyear Tire & Rubber Co., Second Lien Term Loan,
                           3.5% (LIBOR + 200 bps), 4/30/19                                $      1,402,766
                                                                                          ----------------
                           Total Automobiles & Components                                 $     11,695,271
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 83

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           CAPITAL GOODS -- 0.3%
                           Aerospace & Defense -- 0.1%
     974,030               Alion Science and Technology Corp., First Lien Term
                           Loan, 6.069% (LIBOR + 450 bps), 8/19/21                        $        976,008
   4,000,000               MacDonald, Dettwiler and Associates, Ltd., Initial
                           Term B Loan, 4.1% (LIBOR + 275 bps), 10/4/24                          4,025,936
   1,417,179               Vencore, Inc. (fka SI Organization, Inc.), First Lien
                           Initial Term Loan, 6.443% (LIBOR + 475 bps),
                           11/23/19                                                              1,436,886
                                                                                          ----------------
                                                                                          $      6,438,830
----------------------------------------------------------------------------------------------------------
                           Building Products -- 0.0%+
     422,166               Builders FirstSource, Inc., Refinancing Term Loan,
                           4.693% (LIBOR + 300 bps), 2/29/24                              $        424,409
   1,473,448               NCI Building Systems, Inc., Tranche B Term Loan,
                           4.333% (LIBOR + 300 bps), 6/24/22                                     1,482,657
                                                                                          ----------------
                                                                                          $      1,907,066
----------------------------------------------------------------------------------------------------------
                           Construction & Farm Machinery &
                           Heavy Trucks -- 0.0%+
     738,722               Navistar, Inc., Tranche B Term Loan, 4.9%
                           (LIBOR + 350 bps), 11/6/24                                     $        743,109
----------------------------------------------------------------------------------------------------------
                           Electrical Components & Equipment -- 0.1%
   1,364,237               Dell International LLC, Refinancing Term B Loan,
                           3.57% (LIBOR + 200 bps), 9/7/23                                $      1,365,027
   2,008,505               Southwire Co., LLC, Initial Term Loan, 3.932%
                           (LIBOR + 250 bps), 2/10/21                                            2,020,431
                                                                                          ----------------
                                                                                          $      3,385,458
----------------------------------------------------------------------------------------------------------
                           Industrial Conglomerates -- 0.1%
     742,254               Filtration Group Corp., First Lien Term Loan, 4.38%
                           (LIBOR + 300 bps), 11/23/20                                    $        748,671
   1,292,546               Milacron LLC, Term B Loan, 4.319%
                           (LIBOR + 275 bps), 9/28/23                                            1,294,970
                                                                                          ----------------
                                                                                          $      2,043,641
----------------------------------------------------------------------------------------------------------
                           Industrial Machinery -- 0.0%+
   1,170,736               NN, Inc., Tranche B Term Loan, 5.319%
                           (LIBOR + 375 bps), 10/19/22                                    $      1,170,736
----------------------------------------------------------------------------------------------------------
                           Trading Companies & Distributors -- 0.0%+
     591,030               Nexeo Solutions LLC, Term B-1 Loan, 4.717%
                           (LIBOR + 325 bps), 6/9/23                                      $        595,279
     286,334               WESCO Distribution, Inc., Tranche B-1 Term Loan,
                           4.683% (LIBOR + 300 bps/PRIME + 200 bps),
                           12/12/19                                                                287,408
                                                                                          ----------------
                                                                                          $        882,687
                                                                                          ----------------
                           Total Capital Goods                                            $     16,571,527
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

84 Pioneer Bond Fund | Semiannual Report | 12/31/17

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           COMMERCIAL & PROFESSIONAL SERVICES -- 0.0%+
                           Commercial Services & Supplies -- 0.0%+
     397,129               Infiltrator Water Technologies LLC, First Lien Term B-2
                           Loan, 4.693% (LIBOR + 300 bps), 5/27/22                        $        400,604
                                                                                          ----------------
                           Total Commercial & Professional Services                       $        400,604
----------------------------------------------------------------------------------------------------------
                           COMMERCIAL SERVICES & SUPPLIES -- 0.0%+
                           Environmental & Facilities Services -- 0.0%+
     460,619               Wrangler Buyer Corp. (aka Waste Industries USA, Inc.),
                           Initial Term Loan, 4.569% (LIBOR + 300 bps),
                           9/27/24                                                        $        464,156
----------------------------------------------------------------------------------------------------------
                           Human Resource & Employment Services -- 0.0%+
     672,088               On Assignment, Inc., Tranche B-3 Term Loan, 3.569%
                           (LIBOR + 200 bps), 6/3/22                                      $        676,849
----------------------------------------------------------------------------------------------------------
                           Security & Alarm Services -- 0.0%+
     596,527               GW Honos Security Corp. (Garda World Security Corp.),
                           Term B Loan, 4.973% (LIBOR + 350 bps/
                           PRIME + 250 bps), 5/24/24                                      $        600,441
                                                                                          ----------------
                           Total Commercial Services & Supplies                           $      1,741,446
----------------------------------------------------------------------------------------------------------
                           CONSUMER DURABLES & APPAREL -- 0.1%
                           Footwear -- 0.0%+
     888,789               Regal Cinemas Corp., New Term Loan, 3.569%
                           (LIBOR + 200 bps), 4/1/22                                      $        890,734
----------------------------------------------------------------------------------------------------------
                           Home Furnishings -- 0.1%
   1,654,971               Serta Simmons Bedding LLC, First Lien Initial Term
                           Loan, 4.848% (LIBOR + 350 bps), 11/8/23                        $      1,522,573
                                                                                          ----------------
                           Total Consumer Durables & Apparel                              $      2,413,307
----------------------------------------------------------------------------------------------------------
                           CONSUMER SERVICES -- 0.2%
                           Casinos & Gaming -- 0.1%
   3,330,821               Scientific Games International, Inc., Initial Term B-4
                           Loan, 4.704% (LIBOR + 325 bps), 8/14/24                        $      3,364,129
----------------------------------------------------------------------------------------------------------
                           Education Services -- 0.0%+
     572,364               Bright Horizons Family Solutions, Inc., Term B Loan,
                           3.569% (LIBOR + 200 bps), 11/7/23                              $        575,727
     982,368               Houghton Mifflin Harcourt Publishers, Inc., Term Loan,
                           4.569% (LIBOR + 300 bps), 5/28/21                                       914,830
                                                                                          ----------------
                                                                                          $      1,490,557
----------------------------------------------------------------------------------------------------------
                           Leisure Facilities -- 0.0%+
     437,325               Fitness International LLC, Term B Loan, 5.193%
                           (LIBOR + 350 bps), 7/1/20                                      $        443,703
   1,292,915               Six Flags Theme Parks, Inc., Tranche B Term Loan,
                           3.571% (LIBOR + 200 bps/PRIME + 100 bps),
                           6/30/22                                                               1,303,621
                                                                                          ----------------
                                                                                          $      1,747,324
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 85

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           Restaurants -- 0.0%+
   1,692,434               1011778 BC Unlimited Liability Co. (New Red
                           Finance, Inc.) (aka Burger King/Tim Hortons),
                           Term B-3 Loan, 3.868% (LIBOR + 225 bps),
                           2/16/24                                                        $      1,694,286
----------------------------------------------------------------------------------------------------------
                           Specialized Consumer Services -- 0.1%
     646,750               Constellis Holdings LLC, First Lien Term B Loan,
                           6.693% (LIBOR + 500 bps), 4/21/24                              $        653,419
     762,662               Genex Holdings, Inc., First Lien Term B Loan, 5.819%
                           (LIBOR + 425 bps), 5/28/21                                              759,326
   2,227,444               KUEHG Corp. (fka KC MergerSub, Inc.), Term B-2 Loan,
                           5.443% (LIBOR + 375 bps), 8/12/22                                     2,238,581
                                                                                          ----------------
                                                                                          $      3,651,326
                                                                                          ----------------
                           Total Consumer Services                                        $     11,947,622
----------------------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 0.1%
                           Diversified Capital Markets -- 0.0%+
   1,492,500               Avolon TLB Borrower 1 (US) LLC, Initial Term B-2 Loan,
                           3.751% (LIBOR + 225 bps), 3/21/22                              $      1,483,366
----------------------------------------------------------------------------------------------------------
                           Other Diversified Financial Services -- 0.0%+
   1,146,804               Fly Funding II S.a.r.l., Term Loan, 3.4%
                           (LIBOR + 200 bps), 2/9/23                                      $      1,149,193
----------------------------------------------------------------------------------------------------------
                           Specialized Finance -- 0.1%
   1,458,589               Trans Union LLC, 2017 Replacement Term B-3 Loan,
                           3.569% (LIBOR + 200 bps), 4/10/23                              $      1,466,155
     319,380               Vistra Operations Co., LLC (fka Tex Operations Co., LLC),
                           Initial Term C Loan, 3.834% (LIBOR + 250 bps),
                           8/4/23                                                                  321,416
   1,802,261               Vistra Operations Co., LLC (fka Tex Operations Co., LLC),
                           Initial Term Loan, 4.02% (LIBOR + 250-275 bps),
                           8/4/23                                                                1,813,751
                                                                                          ----------------
                                                                                          $      3,601,322
                                                                                          ----------------
                           Total Diversified Financials                                   $      6,233,881
----------------------------------------------------------------------------------------------------------
                           ENERGY -- 0.2%
                           Oil & Gas Drilling -- 0.1%
   7,165,000               Gavilan Resources LLC, Second Lien Initial Term Loan,
                           7.46% (LIBOR + 600 bps), 3/1/24                                $      7,120,219
----------------------------------------------------------------------------------------------------------
                           Oil & Gas Storage & Transportation -- 0.1%
   1,110,467               Energy Transfer Equity LP, Refinanced Term Loan,
                           3.501% (LIBOR + 200 bps), 2/2/24                               $      1,107,864
   1,857,265               Gulf Finance LLC, Tranche B Term Loan, 6.95%
                           (LIBOR + 525 bps), 8/25/23                                            1,676,182
                                                                                          ----------------
                                                                                          $      2,784,046
                                                                                          ----------------
                           Total Energy                                                   $      9,904,265
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

86 Pioneer Bond Fund | Semiannual Report | 12/31/17

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           FOOD, BEVERAGE & TOBACCO -- 0.1%
                           Agricultural Products -- 0.0%+
   1,706,875               Darling Ingredients Inc. (fka Darling International Inc.),
                           Term B Loan, 3.589% (LIBOR + 200 bps/
                           PRIME + 100 bps), 12/18/24                                     $      1,730,344
----------------------------------------------------------------------------------------------------------
                           Packaged Foods & Meats -- 0.1%
   3,526,121               JBS USA Lux SA (fka JBS USA LLC), Initial Term
                           Loan, 4.1% (LIBOR + 250 bps), 10/30/22                         $      3,467,058
     485,278               Pinnacle Foods Finance LLC, Initial Term Loan,
                           3.372% (LIBOR + 200 bps), 2/2/24                                        488,736
                                                                                          ----------------
                                                                                          $      3,955,794
                                                                                          ----------------
                           Total Food, Beverage & Tobacco                                 $      5,686,138
----------------------------------------------------------------------------------------------------------
                           HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                           Health Care Facilities -- 0.1%
     667,075               CHS/Community Health Systems, Inc., Incremental
                           2019 Term G Loan, 4.229% (LIBOR + 275 bps),
                           12/31/19                                                       $        647,572
   1,235,621               CHS/Community Health Systems, Inc., Incremental
                           2021 Term H Loan, 4.479% (LIBOR + 300 bps),
                           1/27/21                                                               1,180,275
     624,786               HCA, Inc., Tranche B-8 Term Loan, 3.819%
                           (LIBOR + 225 bps), 2/15/24                                              629,472
   1,709,279               HCA, Inc., Tranche B-9 Term Loan, 3.569%
                           (LIBOR + 200 bps), 3/17/23                                            1,719,429
     538,841               Kindred Healthcare, Inc., New Term Loan, 4.875%
                           (LIBOR + 350 bps), 4/9/21                                               542,546
   1,157,442               Select Medical Corp., Tranche B Term Loan, 4.851%
                           (LIBOR + 350 bps/PRIME + 250 bps), 3/1/21                             1,171,549
   1,621,533               Vizient, Inc., Term B-3 Loan, 5.069%
                           (LIBOR + 350 bps), 2/13/23                                            1,629,809
                                                                                          ----------------
                                                                                          $      7,520,652
----------------------------------------------------------------------------------------------------------
                           Health Care Services -- 0.1%
     800,000               Alliance HealthCare Services, Inc., First Lien Initial
                           Term Loan, 5.88% (LIBOR + 450 bps), 10/24/23                   $        801,500
     178,206               Ardent Legacy Acquisitions, Inc. (Ardent Mergeco LLC),
                           Term Loan, 7.069% (LIBOR + 550 bps), 8/4/21                             178,206
     244,799               DaVita HealthCare Partners, Inc., Tranche B Term
                           Loan, 4.319% (LIBOR + 275 bps), 6/24/21                                 246,972
     474,379               MPH Acquisition Holdings LLC, Initial Term Loan,
                           4.693% (LIBOR + 300 bps), 6/7/23                                        475,898
   1,091,750               Team Health Holdings, Inc., Initial Term Loan,
                           4.319% (LIBOR + 275 bps), 2/6/24                                      1,065,821
                                                                                          ----------------
                                                                                          $      2,768,397
----------------------------------------------------------------------------------------------------------
                           Health Care Supplies -- 0.1%
   2,542,225               Kinetic Concepts, Inc., Dollar Term Loan, 4.943%
                           (LIBOR + 325 bps), 2/2/24                                      $      2,534,916

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 87

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           Health Care Supplies -- (continued)
     730,116               Sterigenics-Nordion Holdings LLC, Incremental Term
                           Loan, 4.569% (LIBOR + 300 bps), 5/15/22                        $        731,180
                                                                                          ----------------
                                                                                          $      3,266,096
----------------------------------------------------------------------------------------------------------
                           Health Care Technology -- 0.0%+
   1,290,250               Change Healthcare Holdings, Inc. (fka Emdeon, Inc.),
                           Closing Date Term Loan, 4.319% (LIBOR + 275 bps),
                           3/1/24                                                         $      1,293,778
   1,128,600               Quintiles IMS, Inc., Term B-1 Dollar Loan, 3.693%
                           (LIBOR + 200 bps), 3/7/24                                             1,134,772
                                                                                          ----------------
                                                                                          $      2,428,550
                                                                                          ----------------
                           Total Health Care Equipment & Services                         $     15,983,695
----------------------------------------------------------------------------------------------------------
                           HOUSEHOLD & PERSONAL PRODUCTS -- 0.0%+
                           Household Products -- 0.0%+
     498,750               Alphabet Holding Co., Inc. (aka Nature's Bounty),
                           First Lien Initial Term Loan, 5.069%
                           (LIBOR + 350 bps), 9/26/24                                     $        485,034
                                                                                          ----------------
                           Total Household & Personal Products                            $        485,034
----------------------------------------------------------------------------------------------------------
                           INSURANCE -- 0.0%+
                           Insurance Brokers -- 0.0%+
   1,135,147               NFP Corp., Term B Loan, 5.069% (LIBOR + 350 bps),
                           1/8/24                                                         $      1,143,307
----------------------------------------------------------------------------------------------------------
                           Property & Casualty Insurance -- 0.0%+
     847,875               USI, Inc. (fka Compass Investors, Inc.), Initial Term
                           Loan, 4.693% (LIBOR + 300 bps), 5/16/24                        $        848,581
                                                                                          ----------------
                           Total Insurance                                                $      1,991,888
----------------------------------------------------------------------------------------------------------
                           MATERIALS -- 0.2%
                           Construction Materials -- 0.1%
     246,160               CeramTec Service GmbH (CeramTec Acquisition
                           Corp.), Dollar Term B-3 Loan, 4.229%
                           (LIBOR + 275 bps), 8/30/20                                     $        246,391
     803,859               CeramTec Service GmbH (CeramTec Acquisition Corp.),
                           Initial Dollar Term B-1 Loan, 4.229%
                           (LIBOR + 275 bps), 8/30/20                                              804,613
     103,205               CeramTec Service GmbH (CeramTec Acquisition Corp.),
                           Initial Dollar Term B-2 Loan, 4.229%
                           (LIBOR + 275 bps), 8/30/20                                              103,302
     771,130               Unifrax I LLC, Initial Dollar Term Loan, 5.193%
                           (LIBOR + 375 bps), 4/4/24                                               778,359
                                                                                          ----------------
                                                                                          $      1,932,665
----------------------------------------------------------------------------------------------------------
                           Diversified Chemicals -- 0.0%+
     483,721               Tronox, Ltd., First Lien Blocked Dollar Term Loan,
                           4.693% (LIBOR + 300 bps), 9/23/24                              $        487,262
   1,116,279               Tronox, Ltd., First Lien Initial Dollar Term Loan,
                           4.693% (LIBOR + 300 bps), 9/23/24                                     1,124,451
                                                                                          ----------------
                                                                                          $      1,611,713
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

88 Pioneer Bond Fund | Semiannual Report | 12/31/17

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           Metal & Glass Containers -- 0.0%+
     508,443               BWay Holding Co., Initial Term Loan, 4.599%
                           (LIBOR + 325 bps), 4/3/24                                      $        511,224
----------------------------------------------------------------------------------------------------------
                           Paper Packaging -- 0.0%+
     496,250               Berry Global, Inc. (fka Berry Plastics Corp.), Term N
                           Loan, 3.682% (LIBOR + 225 bps), 1/19/24                        $        498,938
----------------------------------------------------------------------------------------------------------
                           Paper Products -- 0.0%+
     321,692               Ranpak Corp., Tranche B-1 USD Term Loan, 4.819%
                           (LIBOR + 325 bps), 10/1/21                                     $        324,306
----------------------------------------------------------------------------------------------------------
                           Specialty Chemicals -- 0.1%
     419,409               Allnex (Luxembourg) & Cy SCA (fka AI Chem & Cy
                           SCA), Tranche B-2 Term Loan, 4.712%
                           (LIBOR + 325 bps), 9/13/23                                     $        422,817
     315,979               Allnex (Luxembourg) & Cy SCA (fka AI Chem & Cy
                           SCA), Tranche B-3 Term Loan, 4.712%
                           (LIBOR + 325 bps), 9/13/23                                              318,546
     621,818               MacDermid, Inc. (Platform Specialty Products Corp.),
                           Tranche B-6 Term Loan, 4.569%
                           (LIBOR + 300 bps), 6/7/23                                               626,038
     523,929               Omnova Solutions, Inc., Term B-2 Loan, 5.819%
                           (LIBOR + 425 bps), 8/25/23                                              530,478
     391,974               WR Grace & Co.-CONN, US Term Loan, 3.385%
                           (LIBOR + 200 bps), 2/3/21                                               394,273
                                                                                          ----------------
                                                                                          $      2,292,152
----------------------------------------------------------------------------------------------------------
                           Steel -- 0.0%+
     396,000               Zekelman Industries, Inc. (fka JMC Steel Group, Inc.),
                           Term Loan, (LIBOR + 275 bps), 6/14/21                          $        398,871
                                                                                          ----------------
                           Total Materials                                                $      7,569,869
----------------------------------------------------------------------------------------------------------
                           MEDIA -- 0.3%
                           Broadcasting -- 0.1%
   1,293,500               Nielsen Finance LLC (VNU, Inc.), Class B-4 Term
                           Loan, 3.432% (LIBOR + 200 bps), 10/4/23                        $      1,301,045
     700,000(l)            Sinclair Television Group, Inc., Term Loan B,
                           12/12/24                                                                700,214
   2,194,487               Univision Communications, Inc., 2017 Replacement
                           Repriced First Lien Term Loan, 4.319%
                           (LIBOR + 275 bps), 3/15/24                                            2,190,509
                                                                                          ----------------
                                                                                          $      4,191,768
----------------------------------------------------------------------------------------------------------
                           Cable & Satellite -- 0.1%
   1,651,688(l)            Charter Communications Operating, LLC (aka CCO
                           Safari LLC), Term Loan B, 4/30/25                              $      1,654,785
     525,829               Intelsat Jackson Holdings SA, Tranche B-2 Term Loan,
                           4.212% (LIBOR + 275 bps), 6/30/19                                       528,130
     490,000               UPC Financing Partnership, Facility AR, 3.977%
                           (LIBOR + 250 bps), 1/15/26                                              490,352
                                                                                          ----------------
                                                                                          $      2,673,267
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 89

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           Movies & Entertainment -- 0.1%
     560,233               AMC Entertainment, Inc., Initial Term Loan, 3.727%
                           (LIBOR + 225 bps), 12/15/22                                    $        563,284
   2,054,078               Live Nation Entertainment, Inc., Term B-3 Loan,
                           3.875% (LIBOR + 225 bps), 10/31/23                                    2,067,236
   3,162,672               Rovi Solutions Corp., Term B Loan, 4.07%
                           (LIBOR + 250 bps), 7/2/21                                             3,186,392
                                                                                          ----------------
                                                                                          $      5,816,912
----------------------------------------------------------------------------------------------------------
                           Publishing -- 0.0%+
   1,352,441               DH Publishing, L.P., Term B-6 Loan, 3.741%
                           (LIBOR + 225 bps), 8/20/23                                     $      1,356,499
                                                                                          ----------------
                           Total Media                                                    $     14,038,446
----------------------------------------------------------------------------------------------------------
                           PHARMACEUTICALS, BIOTECHNOLOGY &
                           LIFE SCIENCES -- 0.2%
                           Biotechnology -- 0.0%+
     726,982               Alkermes, Inc., 2021 Term Loan, 4.28%
                           (LIBOR + 275 bps), 9/25/21                                     $        732,434
----------------------------------------------------------------------------------------------------------
                           Life Sciences Tools & Services -- 0.1%
   2,376,447               Catalent Pharma Solutions, Inc. (fka Cardinal Health
                           409, Inc.), Dollar Term Loan, 3.819%
                           (LIBOR + 225 bps), 5/20/24                                     $      2,389,815
----------------------------------------------------------------------------------------------------------
                           Pharmaceuticals -- 0.1%
         651               Concordia Healthcare Corp., Initial Dollar Term Loan,
                           5.819% (LIBOR + 425 bps), 10/21/21                             $            539
     719,563               Grifols Worldwide Operations, Ltd., Tranche B Term
                           Loan, 3.739% (LIBOR + 225 bps), 1/31/25                                 722,074
     785,401               Mallinckrodt International Finance SA, 2017 Term B
                           Loan, 4.443% (LIBOR + 275 bps), 9/24/24                                 785,619
   2,535,557               RPI Finance Trust, Initial Term Loan B-6, 3.693%
                           (LIBOR + 200 bps), 3/27/23                                            2,548,689
     662,778               Valeant Pharmaceuticals International, Inc.,
                           Series F-4 Tranche B Term Loan, 4.94%
                           (LIBOR + 350 bps), 4/1/22                                               672,981
                                                                                          ----------------
                                                                                          $      4,729,902
                                                                                          ----------------
                           Total Pharmaceuticals, Biotechnology &
                           Life Sciences                                                  $      7,852,151
----------------------------------------------------------------------------------------------------------
                           REAL ESTATE -- 0.1%
                           Retail REIT -- 0.0%+
     982,368               DTZ US Borrower LLC, First Lien 2015-1 Additional
                           Term Loan, 4.708% (LIBOR + 325 bps), 11/4/21                   $        970,878
----------------------------------------------------------------------------------------------------------
                           Specialized REIT -- 0.1%
   1,617,134               Communications Sales & Leasing, Inc. (CSL Capital LLC),
                           Shortfall Term Loan, 4.569%
                           (LIBOR + 300 bps), 10/24/22                                    $      1,562,346
                                                                                          ----------------
                           Total Real Estate                                              $      2,533,224
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

90 Pioneer Bond Fund | Semiannual Report | 12/31/17

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           RETAILING -- 0.1%
                           Automotive Retail -- 0.0%+
   1,367,849               Cooper-Standard Automotive, Inc., Additional Term
                           B-1 Loan, 3.943% (LIBOR + 225 bps), 11/2/23                    $      1,376,911
   1,988,168               CWGS Group LLC, Term Loan, 4.393%
                           (LIBOR + 300 bps), 11/8/23                                            2,003,699
                                                                                          ----------------
                                                                                          $      3,380,610
----------------------------------------------------------------------------------------------------------
                           Specialty Stores -- 0.1%
   1,138,083               PetSmart, Inc., Tranche B-2 Term Loan, 4.57%
                           (LIBOR + 300 bps), 3/11/22                                     $        917,224
   2,700,000               Staples, Inc., Closing Date Term Loan, 5.488%
                           (LIBOR + 400 bps), 9/12/24                                            2,647,013
                                                                                          ----------------
                                                                                          $      3,564,237
                                                                                          ----------------
                           Total Retailing                                                $      6,944,847
----------------------------------------------------------------------------------------------------------
                           SEMICONDUCTORS & SEMICONDUCTOR
                           EQUIPMENT -- 0.1%
                           Semiconductor Equipment -- 0.0%+
   1,095,530               Sensata Technologies BV, Sixth Amendment Term
                           Loan, 3.21% (LIBOR + 175 bps), 10/14/21                        $      1,101,109
----------------------------------------------------------------------------------------------------------
                           Semiconductors -- 0.1%
     346,776               Microsemi Corp., Term Loan B, 3.383%
                           (LIBOR + 200 bps), 1/15/23                                     $        348,582
     847,278               ON Semiconductor Corp., 2017 New Replacement
                           Term B-2 Loan, 3.569% (LIBOR + 200 bps), 3/31/23                        852,175
                                                                                          ----------------
                                                                                          $      1,200,757
                                                                                          ----------------
                           Total Semiconductors & Semiconductor Equipment                 $      2,301,866
----------------------------------------------------------------------------------------------------------
                           SOFTWARE & SERVICES -- 0.2%
                           Application Software -- 0.0%+
     742,481               DTI Holdco, Inc., Initial Term Loan, 6.63%
                           (LIBOR + 525 bps), 10/2/23                                     $        739,387
     350,000               STG-Fairway Acquisitions, Inc., First Lien Term Loan,
                           6.819% (LIBOR + 525 bps), 6/30/22                                       346,500
                                                                                          ----------------
                                                                                          $      1,085,887
----------------------------------------------------------------------------------------------------------
                           Data Processing & Outsourced Services -- 0.1%
   1,259,764               First Data Corp., 2022D New Dollar Term Loan,
                           3.802% (LIBOR + 225 bps), 7/8/22                               $      1,261,951
     846,848               First Data Corp., 2024-A New Dollar Term Loan,
                           3.802% (LIBOR + 225 bps), 4/26/24                                       848,360
                                                                                          ----------------
                                                                                          $      2,110,311
----------------------------------------------------------------------------------------------------------
                           Internet Software & Services -- 0.0%+
   1,860,961               Rackspace Hosting, Inc., First Lien Term B Loan,
                           4.385% (LIBOR + 300 bps), 11/3/23                              $      1,863,028
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 91

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           IT Consulting & Other Services -- 0.1%
   1,217,560               Go Daddy Operating Co., LLC (GD Finance Co., Inc.),
                           Tranche B-1 Term Loan, 3.819% (LIBOR + 225 bps),
                           2/15/24                                                        $      1,222,464
     816,729               Rocket Software, Inc., First Lien Term Loan, 5.943%
                           (LIBOR + 425 bps), 10/14/23                                             826,769
                                                                                          ----------------
                                                                                          $      2,049,233
----------------------------------------------------------------------------------------------------------
                           Systems Software -- 0.0%+
     454,042               Avast Holding BV, Refinancing Dollar Term Loan,
                           4.443% (LIBOR + 275 bps), 9/30/23                              $        457,690
     110,000               MA FinanceCo., LLC (aka Micro Focus International
                           Plc), Tranche B-3 Term Loan, 4.319%
                           (LIBOR + 275 bps), 6/21/24                                              110,440
     740,000               Seattle Spinco, Inc. (aka Micro Focus International
                           Plc), Initial Term Loan, 4.319%
                           (LIBOR + 275 bps), 6/21/24                                              742,855
                                                                                          ----------------
                                                                                          $      1,310,985
                                                                                          ----------------
                           Total Software & Services                                      $      8,419,444
----------------------------------------------------------------------------------------------------------
                           TECHNOLOGY HARDWARE & EQUIPMENT -- 0.0%+
                           Communications Equipment -- 0.0%+
     899,442               Ciena Corp., Refinancing Term Loan, 4.001%
                           (LIBOR + 250 bps), 1/28/22                                     $        903,940
                                                                                          ----------------
                           Total Technology Hardware & Equipment                          $        903,940
----------------------------------------------------------------------------------------------------------
                           TELECOMMUNICATION SERVICES -- 0.2%
                           Integrated Telecommunication Services -- 0.1%
   2,000,000               CenturyLink, Inc., Initial Term B Loan, 4.319%
                           (LIBOR + 275 bps/PRIME + 175 bps), 1/31/25                     $      1,933,329
   1,143,313               Cincinnati Bell, Inc., Tranche B Term Loan, 5.111%
                           (LIBOR + 375 bps), 10/2/24                                            1,157,809
   1,180,752               GCI Holdings, Inc., New Term B Loan, 3.819%
                           (LIBOR + 225 bps), 2/2/22                                             1,185,918
   1,200,000               Level 3 Financing, Inc., Tranche B 2024 Term Loan,
                           3.696% (LIBOR + 225 bps), 2/22/24                                     1,201,500
                                                                                          ----------------
                                                                                          $      5,478,556
----------------------------------------------------------------------------------------------------------
                           Wireless Telecommunication Services -- 0.1%
   1,839,807               Altice US Finance I Corp., March 2017 Refinancing
                           Term Loan, 3.819% (LIBOR + 225 bps), 7/28/25                   $      1,836,128
   1,290,250               Sprint Communications, Inc., Initial Term Loan,
                           4.125% (LIBOR + 250 bps), 2/2/24                                      1,291,190
                                                                                          ----------------
                                                                                          $      3,127,318
                                                                                          ----------------
                           Total Telecommunication Services                               $      8,605,874
----------------------------------------------------------------------------------------------------------
                           TRANSPORTATION -- 0.0%+
                           Airlines -- 0.0%+
     784,000               Delta Air Lines, Inc., Term Loan, 4.069%
                           (LIBOR + 250 bps), 8/24/22                                     $        794,408
                                                                                          ----------------
                           Total Transportation                                           $        794,408
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

92 Pioneer Bond Fund | Semiannual Report | 12/31/17

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------------
                           UTILITIES -- 0.1%
                           Electric Utilities -- 0.0%+
   1,655,928               TPF II Power LLC (TPF II Convert Midco LLC), Term
                           Loan, 5.319% (LIBOR + 375 bps), 10/2/23                        $      1,672,926
----------------------------------------------------------------------------------------------------------
                           Independent Power Producers & Energy Traders -- 0.1%
     907,572               Dynegy, Inc., Tranche C-2 Term Loan, 4.251%
                           (LIBOR + 275 bps), 2/7/24                                      $        913,055
   1,286,060               NRG Energy, Inc., Term Loan, 3.943%
                           (LIBOR + 225 bps), 6/30/23                                            1,288,255
                                                                                          ----------------
                                                                                          $      2,201,310
                                                                                          ----------------
                           Total Utilities                                                $      3,874,236
----------------------------------------------------------------------------------------------------------
                           TOTAL SENIOR SECURED FLOATING RATE
                           LOAN INTERESTS
                           (Cost $148,082,803)                                            $    148,892,983
----------------------------------------------------------------------------------------------------------
                           TEMPORARY CASH INVESTMENTS --
                           1.0% of Net Assets
                           REPURCHASE AGREEMENTS -- 1.0%
   6,500,000               $6,500,000 RBC Capital Markets LLC, 1.39%,
                           dated 12/29/17 plus accrued interest on 1/2/18
                           collateralized by the following:
                           $6,630,000 Federal National Mortgage Association,
                           3.0% -- 4.0%, 12/1/32 -- 12/1/47.                              $      6,500,000
  14,790,000               $14,790,000 ScotiaBank, 1.37%, dated 12/29/17
                           plus accrued interest on 1/2/18 collateralized by
                           the following:
                           $14,915,078 Federal National Mortgage Association,
                           3.5% -- 6.5%, 12/1/36 -- 11/1/47
                           $173,018 Federal National Mortgage Association,
                           2.0% -- 4.0%, 10/20/45 -- 11/20/47.                                  14,790,000
  13,150,000               $13,150,000 TD Securities USA LLC, 1.39%,
                           dated 12/29/17 plus accrued interest on 1/2/18
                           collateralized by the following:
                           $885,951 U.S. Treasury Notes, 2.125%, 2/29/24
                           $12,527,069 U.S. Treasury Strip, 0.625%, 1/15/24.                    13,150,000
  13,150,000               $13,150,000 TD Securities USA LLC, 1.41%, dated
                           12/29/17 plus accrued interest on 1/2/18
                           collateralized by the following:
                           $885,951 U.S. Treasury Notes, 2.125%, 2/29/24
                           $12,527,069 U.S. Treasury Strip, 0.625%, 1/15/24.                    13,150,000
                                                                                          ----------------
                                                                                          $     47,590,000
----------------------------------------------------------------------------------------------------------
                           TOTAL TEMPORARY CASH INVESTMENTS
                           (Cost $47,590,000)                                             $     47,590,000
----------------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS IN UNAFFILIATED
                           ISSUERS -- 100.1%
                           (Cost $4,965,615,726)                                          $  5,006,287,986
----------------------------------------------------------------------------------------------------------
                           OTHER ASSETS AND LIABILITIES -- (0.1)%                         $     (5,222,268)
----------------------------------------------------------------------------------------------------------
                           NET ASSETS -- 100.0%                                           $  5,001,065,718
==========================================================================================================

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 93

BPS         Basis Points.

FREMF       Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

GO          General Obligation Period.

LIBOR       London Interbank Offered Rate.

PRIME       U.S. Federal Funds Rate.

REIT        Real Estate Investment Trust.

REMICS      Real Estate Mortgage Investment Conduits.

(TBA)       "To Be Announced" Securities.

ZERO        Zero Constant Index.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2017, the value of these securities amounted to $1,562,495,326, or 31.2% of net assets.

(Cat Bond)  Catastrophe or event-linked bond. At December 31, 2017, the value of these securities amounted to $66,944,865, or 1.3% of net assets. See Notes to Financial Statements -- Note 1F.

+           Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at December 31, 2017.

+ Securities that used significant unobservable inputs to determine their value.

(a)         Security is perpetual in nature and has no stated maturity date.

(b) Floating rate note. Coupon rate, reference index and spread shown at December 31, 2017.

(c) The interest rate is subject to change periodically. The interest rate, reference index and spread shown at December 31, 2017.

(d) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at December 31, 2017.

(e) Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(f) Structured reinsurance investment. At December 31, 2017, the value of these securities amounted to $82,155,171, or 1.6% of net assets. See Notes to Financial Statements -- Note 1F.

(g)         Rate to be determined.

(h) Security is valued using fair value methods (other than prices supplied by independent pricing services).

(i) Security issued with a zero coupon. Income is recognized through accretion of discount.

(j)         Consists of Revenue Bonds unless otherwise indicated.

(k)         Represents a General Obligation Bond.

(l) This term loan will settle after December 31, 2017, at which time the interest rate will be determined.

The accompanying notes are an integral part of these financial statements.

94 Pioneer Bond Fund | Semiannual Report | 12/31/17

FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS

---------------------------------------------------------------------------------------------
 Number of                                                                     Unrealized
 Contracts                 Expiration   Notional        Market                 Appreciation
 Long      Description     Date         Amount          Value                  (Depreciation)
---------------------------------------------------------------------------------------------
 2,467     U.S. 2-Year     3/29/18      $528,704,687    $528,207,830           $  (496,856)
           Note (CBT)
 2,297     U.S. 5-Year     3/29/18       267,575,615     266,828,853              (746,762)
           Note (CBT)
   344     U.S. Long       3/20/18        52,739,436      52,632,000              (107,436)
           Bond (CBT)
    80     U.S. Ultra      3/20/18        13,354,989      13,412,500                57,511
           Bond (CBT)
---------------------------------------------------------------------------------------------
                                        $862,374,727    $861,081,183           $(1,293,543)
=============================================================================================

---------------------------------------------------------------------------------------------
 Number of
 Contracts                 Expiration   Notional        Market                 Unrealized
 Short     Description     Date         Amount          Value                  Appreciation
---------------------------------------------------------------------------------------------
 6,019     U.S. 10-Year    3/20/18      $751,292,384    $746,638,141           $ 4,654,244
           Note (CBT)
   745     U.S. 10-Year    3/20/18        99,637,383      99,504,062               133,320
           Ultra (CBT)
---------------------------------------------------------------------------------------------
                                        $850,929,767    $846,142,203           $ 4,787,564
---------------------------------------------------------------------------------------------
 TOTAL FUTURES CONTRACTS                $ 11,444,960    $ 14,938,980           $ 3,494,021
=============================================================================================

SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS -- BUY PROTECTION

--------------------------------------------------------------------------------------------------------------
               Obligation                      Annual
Notional       Reference/          Pay/        Fixed   Expiration   Premiums       Unrealized     Market
Amount ($)(1)  Index               Receive(2)  Rate    Date         (Received)     Depreciation   Value
--------------------------------------------------------------------------------------------------------------
23,451,400     Markit CDX North    Receive     5.00%   12/20/21     $(1,813,215)   $  (220,700)   $(2,033,916)
               America High Yield
               Index Series 27
43,995,600     Markit CDX North    Receive     5.00%   6/20/22       (3,094,761)      (838,093)    (3,932,853)
               America High Yield
               Index Series 28
--------------------------------------------------------------------------------------------------------------
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS --
BUY PROTECTION                                                      $(4,907,976)   $(1,058,793)   $(5,966,769)
==============================================================================================================

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 95

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

-------------------------------------------------------------------------------------------------------------------
                               Obligation             Annual
Notional                       Reference/  Pay/       Fixed   Expiration   Premiums      Unrealized    Market
Amount ($)(1) Counterparty     Index       Receive(3) Rate    Date         (Received)    Appreciation  Value
-------------------------------------------------------------------------------------------------------------------
2,851,000     JPMorgan Chase   Simon       Pay        1.00%   6/20/22      $    (8,072)  $  60,948     $    52,876
              Bank NA          Property
                               Group LP
3,979,000     JPMorgan Chase   Simon       Pay        1.00%   6/20/22          (13,137)     86,934          73,797
              Bank NA          Property
                               Group LP
-------------------------------------------------------------------------------------------------------------------
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS --
SELL PROTECTION                                                            $   (21,209)  $ 147,882     $   126,673
-------------------------------------------------------------------------------------------------------------------
TOTAL SWAP CONTRACTS                                                       $(4,929,185)  $(910,911)    $(5,840,096)
===================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)  Receives Quarterly.

(3)  Pays Quarterly.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended December 31, 2017, were as follows:

--------------------------------------------------------------------------------
                                                  Purchases         Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government Securities              $ 289,902,912     $203,304,716
Other Long-term Securities                        $1,079,302,227    $755,938,225

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the "Adviser"), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are affected at current market prices. During the six months ended December 31, 2017, the Fund engaged in purchases and sales pursuant to these procedures amounting to $17,562,757 and $4,810,159, respectively, resulting in a gain of $49,735.

At December 31, 2017, the net unrealized appreciation on investments based on cost for federal tax purposes of $4,970,043,022 was as follows:

        Aggregate gross unrealized appreciation for all investments in
           which there is an excess of value over tax cost                 $ 84,798,445
        Aggregate gross unrealized depreciation for all investments in
           which there is an excess of tax cost over value                  (50,899,556)
                                                                           ------------
        Net unrealized appreciation                                        $ 33,898,889
                                                                           ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

      Level 1 -- quoted prices in active markets for identical securities.

      Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1F.

      Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1F.

The accompanying notes are an integral part of these financial statements.

96 Pioneer Bond Fund | Semiannual Report | 12/31/17

The following is a summary of the inputs used as of December 31, 2017, in valuing the Fund's investments.

--------------------------------------------------------------------------------------------------
                                     Level 1      Level 2           Level 3        Total
--------------------------------------------------------------------------------------------------
Convertible Preferred Stocks         $47,869,614  $            --   $          --  $   47,869,614
Asset Backed Securities                       --      151,025,247              --     151,025,247
Collateralized Mortgage Obligations           --    1,122,902,606              --   1,122,902,606
Corporate Bonds
   Diversified Financials
     Other Diversified
        Financial Services                    --       12,094,663       1,878,994      13,973,657
   Insurance
     Reinsurance                              --       66,944,865      82,155,171     149,100,036
   All Other Corporate Bonds                  --    1,571,461,909              --   1,571,461,909
U.S. Government and
   Agency Obligations                         --    1,630,118,664              --   1,630,118,664
Foreign Government Bonds                      --       10,646,923              --      10,646,923
Municipal Bonds                               --      112,706,347              --     112,706,347
Senior Secured Floating Rate
   Loan Interests                             --      148,892,983              --     148,892,983
Repurchase Agreements                         --       47,590,000              --      47,590,000
--------------------------------------------------------------------------------------------------
Total Investments in Securities      $47,869,614  $ 4,874,384,207   $  84,034,165  $5,006,287,986
==================================================================================================
Other Financial Instruments
   Net unrealized appreciation
     on futures contracts            $ 3,494,021  $            --   $          --  $    3,494,021
   Swap contracts, at value                   --       (5,840,096)             --      (5,840,096)
--------------------------------------------------------------------------------------------------
Total Other
   Financial Instruments             $ 3,494,021  $    (5,840,096)  $          --  $   (2,346,075)
==================================================================================================

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 97

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                                                    Corporate
                                                                    Bonds
--------------------------------------------------------------------------------
Balance as of 12/31/16                                              $70,346,605
Realized gain (loss)(1)                                                  (9,973)
Changed in unrealized appreciation (depreciation)(2)                 (5,591,584)
Accrued discounts/premiums                                              (53,002)
Purchases                                                            21,232,392
Sales                                                                (1,890,273)
Transfers in to Level 3*                                                     --
Transfers out of Level 3*                                                    --
--------------------------------------------------------------------------------
Balance as of 12/31/17                                              $84,034,165
================================================================================

(1)  Realized gain (loss) on these securities is included in the realized gain
     (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.

* Transfers are calculated on the beginning of period value. For six months ended December 31, 2017, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation of Level 3 investments still held and
     considered Level 3 at December 31, 2017:                                     $5,286,530.
                                                                                  ----------

The accompanying notes are an integral part of these financial statements.

98 Pioneer Bond Fund | Semiannual Report | 12/31/17

Statement of Assets and Liabilities | 12/31/17 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $4,965,615,726)  $5,006,287,986
  Cash                                                                     20,359,015
  Net unrealized appreciation on futures contracts                          3,494,021
  Futures collateral                                                        6,240,450
  Swaps collateral                                                          2,027,036
  Due from broker for swaps                                                 5,966,714
  Receivables --
     Investment securities sold                                             7,726,358
     Fund shares sold                                                      22,938,972
     Dividends                                                                331,959
     Interest                                                              26,993,763
     Due from the Adviser                                                     152,532
  Other assets                                                                124,496
--------------------------------------------------------------------------------------
        Total assets                                                   $5,102,643,302
======================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                   $   59,188,865
     Fund shares repurchased                                               27,855,884
     Distributions                                                          2,084,747
     Trustees' fees                                                                13
  Due to broker for futures                                                 3,494,052
  Variation margin for futures contracts                                      930,859
  Variation margin for centrally cleared swap contracts                        73,420
  Swap contracts, at value (net premiums received $4,929,185)               5,840,096
  Due to affiliates                                                           348,071
  Accrued expenses                                                          1,761,577
--------------------------------------------------------------------------------------
        Total liabilities                                              $  101,577,584
======================================================================================
NET ASSETS:
  Paid-in capital                                                      $4,965,353,655
  Distributions in excess of net investment income                         (8,517,223)
  Accumulated net realized gain on investments                                973,916
  Net unrealized appreciation on investments                               43,255,370
--------------------------------------------------------------------------------------
         Net assets                                                    $5,001,065,718
======================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $1,172,808,952/120,518,395 shares)                 $         9.73
  Class C (based on $90,938,198/9,449,470 shares)                      $         9.62
  Class K (based on $861,898,157/88,624,142 shares)                    $         9.73
  Class R (based on $180,242,900/18,355,088 shares)                    $         9.82
  Class Y (based on $2,695,177,511/279,586,071 shares)                 $         9.64
MAXIMUM OFFERING PRICE:
  Class A ($9.73 (divided by) 95.5%)                                   $        10.19
======================================================================================

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/17 99

Statement of Operations (unaudited)

For the Six Months Ended 12/31/17

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                  $81,277,337
  Dividends from unaffiliated issuers                                   1,342,706
------------------------------------------------------------------------------------------------
        Total investment income                                                     $82,620,043
================================================================================================
EXPENSES:
  Management fees                                                     $ 9,782,403
  Administrative expense                                                  639,762
  Transfer agent fees
     Class A                                                            1,426,862
     Class C                                                               55,627
     Class K                                                                1,875
     Class R                                                              223,007
     Class Y                                                            1,739,029
  Distribution fees
     Class A                                                            1,460,694
     Class C                                                              473,841
     Class R                                                              460,094
  Shareholder communications expense                                      111,751
  Custodian fees                                                          123,762
  Registration fees                                                       104,802
  Professional fees                                                        63,310
  Printing expense                                                         33,728
  Pricing expense                                                         125,741
  Trustees' fees                                                          102,350
  Insurance expense                                                        28,827
  Miscellaneous                                                            60,595
------------------------------------------------------------------------------------------------
        Total expenses                                                              $17,018,060
        Less fees waived and expenses reimbursed by the Adviser                        (802,107)
------------------------------------------------------------------------------------------------
        Net expenses                                                                $16,215,953
------------------------------------------------------------------------------------------------
           Net investment income                                                    $66,404,090
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                              $11,172,376
     Swap contracts                                                      (893,989)
     Futures contracts                                                  7,419,443   $17,697,830
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                              $ 1,082,149
     Swap contracts                                                    (1,000,070)
     Futures contracts                                                    643,710   $   725,789
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                            $18,423,619
------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                              $84,827,709
================================================================================================

The accompanying notes are an integral part of these financial statements.

100 Pioneer Bond Fund | Semiannual Report | 12/31/17

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended
                                                            12/31/17         Year Ended
                                                            (unaudited)      6/30/17
---------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                $   66,404,090   $   117,145,896
Net realized gain (loss) on investments                         17,697,830        29,979,241
Change in net unrealized appreciation (depreciation)
   on investments                                                  725,789       (35,392,211)
---------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations  $   84,827,709   $   111,732,926
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.14 and $0.29 per share, respectively)     $  (17,218,875)  $   (35,066,940)
      Class C ($0.11 and $0.21 per share, respectively)         (1,039,434)       (2,681,780)
      Class K ($0.16 and $0.33 per share, respectively)        (13,319,111)      (14,828,850)
      Class R ($0.13 and $0.27 per share, respectively)         (2,480,754)       (4,575,300)
      Class Y ($0.16 and $0.31 per share, respectively)        (42,850,362)      (75,508,120)
---------------------------------------------------------------------------------------------
      Total distributions to shareowners                    $  (76,908,536)  $  (132,660,990)
---------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS
Net proceeds from sale of shares                            $  868,245,629   $ 2,063,285,335
Reinvestment of distributions                                   60,561,385       102,010,632
Cost of shares repurchased                                    (652,241,978)   (1,372,913,664)
---------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
          Fund share transactions                           $  276,565,036   $   792,382,303
---------------------------------------------------------------------------------------------
      Net increase in net assets                            $  284,484,209   $   771,454,239
NET ASSETS:
Beginning of period                                         $4,716,581,509   $ 3,945,127,270
---------------------------------------------------------------------------------------------
End of period                                               $5,001,065,718   $ 4,716,581,509
---------------------------------------------------------------------------------------------
Undistributed (distributions in excess) of net
   investment income                                        $   (8,517,223)  $     1,987,223
=============================================================================================

The accompanying notes are an integral part of these financial statements.

                            Pioneer Bond Fund | Semiannual Report | 12/31/17 101

--------------------------------------------------------------------------------------------
                                Six Months    Six Months
                                Ended         Ended
                                12/31/17      12/31/17         Year Ended    Year Ended
                                Shares        Amount           6/30/17       6/30/17
                                (unaudited)   (unaudited)      Shares        Amount
--------------------------------------------------------------------------------------------
Class A
Shares sold                      16,031,981   $ 156,447,957     36,669,895   $  356,565,380
Reinvestment of distributions     1,233,095      12,007,758      2,534,877       24,634,219
Less shares repurchased         (15,870,885)   (154,603,355)   (40,716,134)    (395,166,041)
--------------------------------------------------------------------------------------------
      Net increase (decrease)     1,394,191   $  13,852,360     (1,511,362)  $  (13,966,442)
============================================================================================
Class C
Shares sold                         645,576   $   6,242,513      1,704,424   $   16,396,255
Reinvestment of distributions        82,284         792,134        184,381        1,771,759
Less shares repurchased          (1,331,619)    (12,827,473)    (5,744,422)     (55,006,633)
--------------------------------------------------------------------------------------------
      Net decrease                 (603,759)  $  (5,792,826)    (3,855,617)  $  (36,838,619)
============================================================================================
Class K
Shares sold                      19,376,631   $ 188,802,232     50,598,291   $  490,469,822
Reinvestment of distributions     1,018,038       9,907,276        867,934        8,426,426
Less shares repurchased          (6,576,524)    (64,033,419)   (11,501,721)    (111,726,287)
--------------------------------------------------------------------------------------------
      Net increase               13,818,145   $ 134,676,089     39,964,504   $  387,169,961
============================================================================================
Class R
Shares sold                       3,126,954   $  30,781,337      6,419,830   $   62,895,959
Reinvestment of distributions       207,263       2,036,804        371,546        3,642,529
Less shares repurchased          (3,220,198)    (31,645,616)    (4,393,901)     (43,080,190)
--------------------------------------------------------------------------------------------
      Net increase                  114,019   $   1,172,525      2,397,475   $   23,458,298
============================================================================================
Class Y
Shares sold                      50,299,620   $ 485,971,590    118,309,079   $1,136,957,919
Reinvestment of distributions     3,712,412      35,817,413      6,600,224       63,535,699
Less shares repurchased         (40,320,254)   (389,132,115)   (79,896,185)    (767,934,513)
--------------------------------------------------------------------------------------------
      Net increase               13,691,778   $ 132,656,888     45,013,118   $  432,559,105
============================================================================================

The accompanying notes are an integral part of these financial statements.

102 Pioneer Bond Fund | Semiannual Report | 12/31/17

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months
                                                       Ended          Year          Year          Year        Year      Year
                                                       12/31/17       Ended         Ended         Ended       Ended     Ended
                                                       (unaudited)    6/30/17       6/30/16*      6/30/15*    6/30/14*  6/30/13
----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                   $     9.71     $     9.76    $     9.68    $     9.88  $   9.67  $   9.73
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                        $     0.12(a)  $     0.25(a) $     0.25(a) $     0.27  $   0.35  $   0.38
   Net realized and unrealized gain (loss) on
      investments                                            0.04          (0.01)         0.12         (0.14)     0.24     (0.07)
----------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                $     0.16     $     0.24    $     0.37    $     0.13  $   0.59  $   0.31
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                               $    (0.14)    $    (0.29)   $    (0.27)   $    (0.29) $  (0.38) $  (0.37)
   Net realized gain                                           --             --         (0.02)        (0.04)       --        --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    $    (0.14)    $    (0.29)   $    (0.29)   $    (0.33) $  (0.38) $  (0.37)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value             $     0.02     $    (0.05)   $     0.08    $    (0.20) $   0.21  $  (0.06)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $     9.73     $     9.71    $     9.76    $     9.68  $   9.88  $   9.67
==================================================================================================================================
Total return (b)                                             1.70%(c)       2.48%         3.93%         1.32%     6.19%     3.21%
Ratios of net expenses to average net assets                 0.85%(d)       0.85%         0.85%         0.85%     0.85%     0.85%
Ratio of net investment income (loss) to average
   net assets                                                2.53%(d)       2.60%         2.58%         2.68%     3.52%     3.77%
Portfolio turnover rate                                        20%            44%           43%           81%       41%       28%
Net assets, end of period (in thousands)               $1,172,809     $1,156,940    $1,177,941    $1,044,659  $706,962  $565,569
Ratios with no waiver of fees and assumption of
   expense by the Adviser and no reduction for fees
   paid indirectly:
   Total expenses to average net assets                      0.96%(d)       0.99%         0.98%         0.93%     1.00%     1.01%
   Net investment income (loss) to average net assets        2.42%(d)       2.46%         2.45%         2.60%     3.37%     3.61%
==================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)  Not annualized.

(d)  Annualized.

The accompanying notes are an integral part of these financial statements.

                            Pioneer Bond Fund | Semiannual Report | 12/31/17 103

--------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months
                                                       Ended          Year          Year          Year        Year      Year
                                                       12/31/17       Ended         Ended         Ended       Ended     Ended
                                                       (unaudited)    6/30/17       6/30/16*      6/30/15*    6/30/14*  6/30/13
--------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                   $  9.60        $  9.66       $   9.57      $   9.77    $  9.57   $  9.63
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                        $  0.09(a)     $  0.18(a)    $   0.17(a)   $   0.19    $  0.26   $  0.29
   Net realized and unrealized gain (loss) on
      investments                                         0.04          (0.03)          0.14         (0.14)      0.23     (0.06)
--------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                $  0.13        $  0.15       $   0.31      $   0.05    $  0.49   $  0.23
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                               $ (0.11)       $ (0.21)      $  (0.20)     $  (0.21)   $ (0.29)  $ (0.29)
   Net realized gain                                        --             --          (0.02)        (0.04)        --        --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    $ (0.11)       $ (0.21)      $  (0.22)     $  (0.25)   $ (0.29)  $ (0.29)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value             $  0.02        $ (0.06)      $   0.09      $  (0.20)   $  0.20   $ (0.06)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $  9.62        $  9.60       $   9.66      $   9.57    $  9.77   $  9.57
================================================================================================================================
Total return (b)                                          1.33%(c)       1.62%          3.28%         0.49%      5.20%     2.33%
Ratios of net expenses to average net assets              1.58%(d)       1.59%          1.60%         1.63%      1.73%     1.72%
Ratio of net investment income (loss) to average
   net assets                                             1.80%(d)       1.84%          1.84%         1.89%      2.69%     2.93%
Portfolio turnover rate                                     20%            44%            43%           81%        41%       28%
Net assets, end of period (in thousands)               $90,938        $96,547       $134,299      $114,222    $73,224   $87,763
================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)  Not annualized.

(d)  Annualized.

The accompanying notes are an integral part of these financial statements.

104 Pioneer Bond Fund | Semiannual Report | 12/31/17

------------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months
                                                       Ended          Year          Year          Year        Year      12/20/12
                                                       12/31/17       Ended         Ended         Ended       Ended     to
                                                       (unaudited)    6/30/17       6/30/16*      6/30/15*    6/30/14*  6/30/13
------------------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                   $   9.71       $   9.76      $   9.68      $   9.87    $  9.67   $  9.94
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                        $   0.14(a)    $   0.29(a)   $   0.29(a)   $   0.30    $  0.40   $  0.20
   Net realized and unrealized gain (loss) on
      investments                                          0.04          (0.01)         0.12         (0.13)      0.20     (0.26)
------------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                $   0.18       $   0.28      $   0.41      $   0.17    $  0.60   $ (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                               $  (0.16)      $  (0.33)     $  (0.31)     $  (0.32)   $ (0.40)  $ (0.21)
   Net realized gain                                         --             --         (0.02)        (0.04)        --        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    $  (0.16)      $  (0.33)     $  (0.33)     $  (0.36)   $ (0.40)  $ (0.21)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value             $   0.02       $  (0.05)     $   0.08      $  (0.19)   $  0.20   $ (0.27)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   9.73       $   9.71      $   9.76      $   9.68    $  9.87   $  9.67
====================================================================================================================================
Total return (b)                                           1.90%(c)       2.87%         4.32%         1.80%      6.37%    (0.61)%(c)
Ratios of net expenses to average net assets               0.45%(d)       0.47%         0.47%         0.47%      0.56%     0.57%(d)
Ratio of net investment income (loss) to average
   net assets                                              2.93%(d)       3.01%         2.98%         3.03%      3.59%     3.86%(d)
Portfolio turnover rate                                      20%            44%           43%           81%        41%       28%
Net assets, end of period (in thousands)               $861,898       $726,063      $340,096      $179,135    $ 4,398   $    10
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)  Not annualized.

(d)  Annualized.

The accompanying notes are an integral part of these financial statements.

                            Pioneer Bond Fund | Semiannual Report | 12/31/17 105

--------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months
                                                       Ended          Year          Year          Year        Year      Year
                                                       12/31/17       Ended         Ended         Ended       Ended     Ended
                                                       (unaudited)    6/30/17       6/30/16*      6/30/15*    6/30/14*  6/30/13
--------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                   $   9.80       $   9.85      $   9.77      $   9.97    $  9.76   $  9.82
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                        $   0.11(a)    $   0.23(a)   $   0.23(a)   $   0.25    $  0.32   $  0.34
   Net realized and unrealized gain (loss) on
      investments                                          0.04          (0.01)         0.12         (0.15)      0.23     (0.06)
--------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                $   0.15       $   0.22      $   0.35      $   0.10    $  0.55   $  0.28
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                               $  (0.13)      $  (0.27)     $  (0.25)     $  (0.26)   $ (0.34)  $ (0.34)
   Net realized gain                                         --             --         (0.02)        (0.04)        --        --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    $  (0.13)      $  (0.27)     $  (0.27)     $  (0.30)   $ (0.34)  $ (0.34)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value             $   0.02       $  (0.05)     $   0.08      $  (0.20)   $  0.21   $ (0.06)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   9.82       $   9.80      $   9.85      $   9.77    $  9.97   $  9.76
================================================================================================================================
Total return (b)                                           1.58%(c)       2.23%         3.66%         1.06%      5.75%     2.80%
Ratios of net expenses to average net assets               1.10%(d)       1.10%         1.10%         1.10%      1.25%     1.25%
Ratio of net investment income (loss) to average
   net assets                                              2.28%(d)       2.35%         2.33%         2.43%      3.12%     3.36%
Portfolio turnover rate                                      20%            44%           43%           81%        41%       28%
Net assets, end of period (in thousands)               $180,243       $178,770      $156,110      $116,815    $48,264   $31,169
Ratios with no waiver of fees and assumption of
   expense by the Adviser and no reduction for fees
   paid indirectly:
   Total expenses to average net assets                    1.22%(d)       1.24%         1.21%         1.21%      1.32%     1.35%
   Net investment income (loss) to average net assets      2.16%(d)       2.21%         2.22%         2.32%      3.05%     3.26%
================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)  Not annualized.

(d)  Annualized.

The accompanying notes are an integral part of these financial statements.

106 Pioneer Bond Fund | Semiannual Report | 12/31/17

---------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months
                                                       Ended          Year          Year          Year        Year      Year
                                                       12/31/17       Ended         Ended         Ended       Ended     Ended
                                                       (unaudited)    6/30/17       6/30/16*      6/30/15*    6/30/14*  6/30/13
---------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                   $     9.62     $     9.67    $     9.59    $     9.79  $   9.58  $   9.65
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                        $     0.14(a)  $     0.28(a) $     0.27(a) $     0.30  $   0.36  $   0.39
   Net realized and unrealized gain (loss) on
      investments                                            0.04          (0.02)         0.12         (0.15)     0.24     (0.07)
---------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                $     0.18     $     0.26    $     0.39    $     0.15  $   0.60  $   0.32
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                               $    (0.16)    $    (0.31)   $    (0.29)   $    (0.31) $  (0.39) $  (0.39)
   Net realized gain                                           --             --         (0.02)        (0.04)       --        --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    $    (0.16)    $    (0.31)   $    (0.31)   $    (0.35) $  (0.39) $  (0.39)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value             $     0.02     $    (0.05)   $     0.08    $    (0.20) $   0.21  $  (0.07)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $     9.64     $     9.62    $     9.67    $     9.59  $   9.79  $   9.58
=================================================================================================================================
Total return (b)                                             1.85%(c)       2.76%         4.22%         1.59%     6.41%     3.34%
Ratios of net expenses to average net assets                 0.58%(d)       0.58%         0.58%         0.58%     0.66%     0.66%
Ratio of net investment income (loss) to average
   net assets                                                2.80%(d)       2.87%         2.85%         2.95%     3.72%     3.97%
Portfolio turnover rate                                        20%            44%           43%           81%       41%       28%
Net assets, end of period (in thousands)               $2,695,178     $2,558,262    $2,136,681    $1,644,161  $871,801  $916,182
Ratios with no waiver of fees and assumption of
   expense by the Adviser and no reduction for fees
   paid indirectly:
   Total expenses to average net assets                      0.59%(d)       0.59%         0.59%         0.58%     0.66%     0.66%
   Net investment income (loss) to average net assets        2.79%(d)       2.86%         2.84%         2.95%     3.72%     3.97%
=================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)  Not annualized.

(d)  Annualized.

The accompanying notes are an integral part of these financial statements.

                            Pioneer Bond Fund | Semiannual Report | 12/31/17 107

Notes to Financial Statements | 12/31/17 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Bond Fund (the "Fund") is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income consistent with preservation of capital.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class Z shares were converted to Class Y shares on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's Investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and

108 Pioneer Bond Fund | Semiannual Report | 12/31/17

Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains or losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

                            Pioneer Bond Fund | Semiannual Report | 12/31/17 109

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealer Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

     Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event

110 Pioneer Bond Fund | Semiannual Report | 12/31/17 might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At December 31, 2017, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model) representing less than 0.1% of net assets.

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities, asset-backed securities and corporate bonds are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities. Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2017, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

                            Pioneer Bond Fund | Semiannual Report | 12/31/17 111

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended June 30, 2017 was as follows:

     ---------------------------------------------------------------------------
                                                                            2017
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                $132,660,990
     Long-term capital gain                                                   --
     ---------------------------------------------------------------------------
          Total                                                     $132,660,990
     ===========================================================================

     The following shows the components of distributable earnings (losses) on a federal income tax basis at June 30, 2017:

     ---------------------------------------------------------------------------
                                                                           2017
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                  $10,166,400
     Capital Loss Carryforward                                       (6,870,781)
     Capital Loss Carryforward Limited                               (3,413,852)
     Current year dividends payable                                  (2,189,906)
     Net unrealized appreciation                                     30,101,029
     ---------------------------------------------------------------------------
          Total                                                     $27,792,890
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization and the mark-to-market of futures contracts.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Distributor, the principal underwriter for the Fund, earned $21,121 in underwriting commissions on the sale of Class A shares during the six months ended December 31, 2017.

112 Pioneer Bond Fund | Semiannual Report | 12/31/17

E.   Class Allocations

     Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C, and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent, for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

F.   Insurance-Linked Securities (ILS)

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional

                            Pioneer Bond Fund | Semiannual Report | 12/31/17 113

     ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

G.   Risks

     The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

H.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to

114 Pioneer Bond Fund | Semiannual Report | 12/31/17 deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at December 31, 2017 is recorded within "Futures collateral" in the Statement of Assets and Liabilities.

     Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average value of contracts open during the six months ended December 31, 2017 was $(463,928,883).

     At December 31, 2017, open futures contracts are listed in the Schedule of Investments.

I.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. Open repurchase agreements as of December 31, 2017 are disclosed in the Fund's Schedule of Investments.

                            Pioneer Bond Fund | Semiannual Report | 12/31/17 115

J.   Credit Default Swap Contracts

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

     As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within "Swap contracts, at value" line item in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

116 Pioneer Bond Fund | Semiannual Report | 12/31/17

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared swap contract is recorded as "Variation margin on centrally cleared swaps" in the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" in the Statement of Assets and Liabilities.

     The amount of cash deposited with the broker as collateral at December 31, 2017, is recorded as "Swaps collateral" in the Statement of Assets and Liabilities.

     Open credit default swap contracts at December 31, 2017 are listed in the Schedule of Investments. The average value of credit default swap contracts open during the six months ended December 31, 2017 was $(5,490,812).

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.40% of the Fund's average daily net assets. For the six months ended December 31, 2017, the effective management fee (excluding waivers and/or assumption of expenses) was equal to 0.40% (annualized) of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85%, 1.10%, and 0.58% of the average daily net assets attributable to Class A, Class R and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended December 31, 2017 are reflected on the Statement of Operations. These expense limitations are in effect through November 1, 2019. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $283,108 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2017.

                            Pioneer Bond Fund | Semiannual Report | 12/31/17 117

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended December 31, 2017, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications
--------------------------------------------------------------------------------
Class A                                                                 $ 44,829
Class C                                                                    2,583
Class K                                                                    2,816
Class R                                                                   16,394
Class Y                                                                   45,129
--------------------------------------------------------------------------------
  Total                                                                 $111,751
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $64,963 in distribution fees payable to the Distributor at December 31, 2017.

The Fund also has adopted a separate service plan for Class R shares ("Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

118 Pioneer Bond Fund | Semiannual Report | 12/31/17

In addition, redemptions of each class of shares (except Class K, Class R and Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSC are paid to the Distributor. For the six months ended December 31, 2017, CDSC in the amount of $1,544 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the 'Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in which the Fund participated until February 9, 2016 was in the amount of $240 million. The credit facility in which the fund participated until February 7, 2017 was in the amount of $220 million. Effective February 8, 2017, the Fund participated in a facility that is in the amount of $195 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended December 31, 2017, the Fund had no borrowings under the credit facility.

6. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

                            Pioneer Bond Fund | Semiannual Report | 12/31/17 119

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to set off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of December 31, 2017.

----------------------------------------------------------------------------------------------------
                Derivative Assets       Derivatives     Non-Cash      Cash           Net Amount
                Subject to Master       Available for   Collateral    Collateral     of Derivative
Counterparty    Netting Agreement       Offset          Received (a)  Received (a)   Assets (b)
----------------------------------------------------------------------------------------------------
JPMorgan Chase  $126,673                $ --            $ --          $ --            $126,673
  Bank NA
----------------------------------------------------------------------------------------------------
  Total         $126,673                $ --            $ --          $ --            $126,673
====================================================================================================

----------------------------------------------------------------------------------------------------
                Derivative Liabilities  Derivatives     Non-Cash      Cash           Net Amount
                Subject to Master       Available for   Collateral    Collateral     of Derivative
Counterparty    Netting Agreement       Offset          Received (a)  Received (a)   Liabilities (c)
----------------------------------------------------------------------------------------------------
JPMorgan Chase  $ --                    $ --            $ --          $ --           $ --
  Bank NA
----------------------------------------------------------------------------------------------------
  Total         $ --                    $ --            $ --          $ --           $ --
====================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

120 Pioneer Bond Fund | Semiannual Report | 12/31/17

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2017 was as follows:

--------------------------------------------------------------------------------------
                                                         Foreign
Statement of Assets         Interest       Credit        Exchange   Equity   Commodity
and Liabilities             Rate Risk      Risk          Risk       Risk     Risk
--------------------------------------------------------------------------------------
Assets:
 Unrealized appreciation
   on futures contracts     $ 3,494,021    $        --   $ --       $ --     $ --
--------------------------------------------------------------------------------------
   Total Value              $ 3,494,021    $        --   $ --       $ --     $ --
======================================================================================
Liabilities:
 Swap contracts, at value   $        --    $ 5,840,096   $ --       $ --     $ --
--------------------------------------------------------------------------------------
   Total Value              $        --    $ 5,840,096   $ --       $ --     $ --
======================================================================================

                            Pioneer Bond Fund | Semiannual Report | 12/31/17 121

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at December 31, 2017 was as follows:

-------------------------------------------------------------------------------------
                                                        Foreign
                            Interest      Credit        Exchange   Equity   Commodity
Statement of Operations     Rate Risk     Risk          Risk       Risk     Risk
-------------------------------------------------------------------------------------
Net realized gain (loss):
 Futures contracts          $7,419,443    $       --    $ --       $ --     $ --
 Swap contracts                     --      (893,989)     --         --       --
-------------------------------------------------------------------------------------
   Total Value              $7,419,443    $ (893,989)   $ --       $ --     $ --
=====================================================================================
Change in net
unrealized appreciation
(depreciation) on:
 Futures contracts          $  643,710    $        --   $ --       $ --     $ --
 Swap contracts                     --     (1,000,070)    --         --       --
-------------------------------------------------------------------------------------
   Total Value              $  643,710    $(1,000,070)  $ --       $ --     $ --
=====================================================================================

122 Pioneer Bond Fund | Semiannual Report | 12/31/17

ADDITIONAL INFORMATION

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY").

                            Pioneer Bond Fund | Semiannual Report | 12/31/17 123

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

124 Pioneer Bond Fund | Semiannual Report | 12/31/17

Trustees, Officers and Service Providers

Trustees                                    Officers
Thomas J. Perna, Chairman                   Lisa M. Jones, President and Chief
David R. Bock                                 Executive Officer
Benjamin M. Friedman                        Mark E. Bradley, Treasurer and
Margaret B.W. Graham                          Chief Financial Officer
Lisa M. Jones                               Christopher J. Kelley, Secretary and
Lorraine H. Monchak                           Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                            Pioneer Bond Fund | Semiannual Report | 12/31/17 125

                          This page is for your notes.

126 Pioneer Bond Fund | Semiannual Report | 12/31/17

                          This page is for your notes.

                            Pioneer Bond Fund | Semiannual Report | 12/31/17 127

                          This page is for your notes.

128 Pioneer Bond Fund | Semiannual Report | 12/31/17

                          This page is for your notes.

                            Pioneer Bond Fund | Semiannual Report | 12/31/17 129

                          This page is for your notes.

130 Pioneer Bond Fund | Semiannual Report | 12/31/17

                          This page is for your notes.

                            Pioneer Bond Fund | Semiannual Report | 12/31/17 131

                          This page is for your notes.

132 Pioneer Bond Fund | Semiannual Report | 12/31/17

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2018 Amundi Pioneer Asset Management 18633-12-0218

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A



(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Bond Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date February 27, 2018


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date February 27, 2018


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date February 27, 2018

* Print the name and title of each signing officer under his or her signature.